Schedule 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant    /X/

Filed by a Party other than the Registrant    / /

Check the appropriate box:

/x/    Preliminary Proxy Statement          / /    Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e) (2))

/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            Ambanc Holding Co., Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /      No fee required.

/x/      Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and
         0-11.

          (1)  Title of each class of securities to which  transaction  applies:
               Common Stock
          (2)  Aggregate  number of  securities  to which  transaction  applies:
               4,436,178 shares and 608,348 options
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):Each of the 4,436,178 issued and outstanding shares of Common Stock will, upon consummation of the merger, be converted into the right to receive $21.50 in cash. In exchange for the cancellation of the 603,348 options to purchase Registrant's common stock, holders thereof will receive, in the aggregate, $3,769,830 in cash.
          (4)  Proposed maximum aggregate value of transaction: $100,760,157.
          (5)  Total fee paid: $20,152.03.

/ /      Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1)  Amount previously paid:
                                      ------------------------------------------
          (2)  Form, schedule or registration statement no.:
                                                             -------------------
          (3)  Filing party:
                             ---------------------------------------------------
          (4)  Date filed:
                           -----------------------------------------------------

                      [Ambanc Holding Co., Inc. letterhead]


                                                            ___________ __, 2001

Dear Fellow Stockholder:

         We cordially invite you to attend a special meeting of the stockholders of Ambanc Holding Co., Inc. The meeting will be held at our main office located at 11 Division Street, Amsterdam, New York, on _____________, ___________ __, 2001 at 1:00 p.m., Eastern Time.

         At the special meeting, you will be asked to adopt a merger agreement which provides for the merger of Ambanc Holding Co., Inc. into a subsidiary of Hudson River Bank & Trust Company. If the merger is completed, you will be entitled to receive a cash payment of $21.50 for each share of Ambanc stock that you own. Upon completion of the merger, you will not own any stock or other interest in Ambanc Holding Co., Inc. nor will you receive, as a result of the merger, any stock of Hudson River Bank & Trust Company or its parent holding company, Hudson River Bancorp, Inc.

         Your exchange of shares of Ambanc stock for cash generally will cause you to recognize taxable gain or loss for federal, and possibly state and local, income tax purposes. You should consult your personal tax advisor for a full understanding of the tax consequences of the merger applicable to you.

         Completion of the merger is subject to certain conditions, including receipt of various regulatory approvals and adoption of the merger agreement by the affirmative vote of a majority of our outstanding shares of common stock. As of _____________ __, 2001, the directors and executive officers of Ambanc Holding Co., Inc. beneficially owned ____% of the shares of Ambanc stock. We expect that all of the shares held by our directors and executive officers will be voted in favor of the merger.

         We urge you to read the attached proxy statement carefully. It describes the merger agreement in detail and includes a copy of the merger agreement as Appendix A.

         YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND RECOMMENDS THAT YOU VOTE "FOR" ADOPTION OF THE MERGER AGREEMENT BECAUSE THE BOARD BELIEVES IT TO BE IN THE BEST INTERESTS OF OUR STOCKHOLDERS.

         It is very important that your shares be represented at the special meeting. Whether or not you plan to attend the special meeting, please complete, date and sign the enclosed proxy form and return it promptly in the postage-paid envelope provided.

         On behalf of the Board of Directors, I thank you for your prompt attention to this important matter.

                                           Sincerely,



                                           John M. Lisicki
                                           President and Chief Executive Officer

THE ATTACHED PROXY STATEMENT AND ENCLOSED PROXY FORM ARE FIRST BEING MAILED TO STOCKHOLDERS ON OR ABOUT ________________, 2001

                            Ambanc Holding Co., Inc.
                               11 Division Street
                         Amsterdam, New York 12010-4303
                                 (518) 842-7200

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON ___________ __, 2001

         NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Ambanc Holding Co., Inc. will be held at our main office located at 11 Division Street, Amsterdam, New York on ____________ __, 2001 commencing at 1:00 p.m., Eastern Time.

A proxy form and a proxy statement for the special meeting are enclosed. The meeting is for the purpose of considering and acting upon:

         1. The adoption of the Agreement and Plan of Merger, dated September 4, 2001, between Hudson River Bank & Trust Company and Ambanc Holding Co.,Inc. Pursuant to the terms of the merger agreement, we will be merged with a wholly owned subsidiary of Hudson River Bank & Trust Company and ultimately will be merged with Hudson River Bank & Trust Company. You will be entitled to receive $21.50 in cash for each share of Ambanc common stock that you own. A copy of the merger agreement is included as Appendix A to the accompanying proxy statement;

         2. Such other matters as may properly come before the special meeting or any adjournments or postponements thereof.

         As of the date of this notice, we are not aware of any business to be acted upon at the special meeting other than the proposal to adopt the merger agreement. If such other matters are properly brought before the special meeting or any adjournment or postponement of the special meeting, our board of directors will have the discretion to vote or act on such matters according to their best judgment; provided however, that no proxy that is voted against the merger proposal will be voted in favor of adjournment to solicit additional proxies.

         Our stockholders of record at the close of business on ___________ __, 2001 are entitled to vote at the special meeting, and any adjournments or postponements of the special meeting. You have a right to dissent from the merger and obtain payment of the fair value of your shares by complying with the Delaware law provisions contained in Appendix C.

         You are cordially invited to attend the special meeting. However, to ensure your representation at the special meeting, please complete, sign, date and promptly mail your proxy form in the enclosed postage-paid envelope. The proxy form will not be used if you attend and vote at the special meeting in person. If you are a stockholder whose shares are not registered in your name, you will need additional documentation from the holder of record of your shares to vote in person at the meeting. The prompt return of your proxy will save us the expense of further requests for proxies.

                                             By Order of the Board of Directors,


                                             Robert Kelly
                                             Secretary

Amsterdam, New York
___________ __, 2001

YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND RECOMMENDS THAT YOU VOTE "FOR" ADOPTION OF THE MERGER AGREEMENT.

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

Questions and Answers About Voting Procedures for the Special Meeting.......................................    1
Summary Term Sheet..........................................................................................    2
Information About Ambanc....................................................................................    5
Where You Can Find More Information.........................................................................    5
The Special Meeting.........................................................................................    5
         Place, Time and Date...............................................................................    5
         Matters to Be Considered ..........................................................................    6
         Record Date; Vote Required.........................................................................    6
         Beneficial Ownership of Ambanc Common Stock........................................................    6
         Ambanc Common Stock................................................................................    6
         Proxies............................................................................................    7
The Merger..................................................................................................    8
         General............................................................................................    8
         The Companies......................................................................................    8
         Background of the Merger...........................................................................    9
         Our Reasons for the Merger; Recommendation of Your Board of Directors..............................   12
         The Consideration is Fair According to FinPro, Inc., Our Financial Advisor.........................   13
         Net Asset Value....................................................................................   16
         Market Value.......................................................................................   16
         Analysis - Transaction Value.......................................................................   16
         Select Merger Multiples............................................................................   16
         Investment Value...................................................................................   17
         Net Present Value of Dividends Stream and Terminal Value...........................................   18
         Prior Relationships................................................................................   18
         Compensation for Services Rendered.................................................................   18
         You Will Receive Cash for Your Shares of Ambanc Stock..............................................   18
         Treatment of Options and Restricted Shares.........................................................   18
         Procedure for Surrendering Your Certificates.......................................................   19
         Representations and Warranties Made by Us and Hudson River Bank & Trust Company....................   20
         Conditions to the Merger...........................................................................   21
         Conduct of Business Prior to the Completion of the Merger..........................................   22
         Approvals Needed to Complete the Merger............................................................   25
         Waiver and Amendment of the Merger Agreement; Alternative Structure................................   26
         Termination of the Merger Agreement................................................................   26
         Interests of Directors and Officers in the Merger that are Different from Your Interests...........   28
         Employees and Benefit Plans........................................................................   29
         Dissenters' Rights of Appraisal....................................................................   30
         Federal Income Tax Consequences of the Merger to You...............................................   33
         Accounting Treatment of the Merger.................................................................   33
         Who Pays for What..................................................................................   33
Certain Related Agreements..................................................................................   34
         Plan of Liquidation................................................................................   34
         Bank Merger Agreement..............................................................................   34
         Voting Agreement...................................................................................   34
         Standstill Agreement................................................................................  34

                                        i

                                                                                                               Page
                                                                                                               ----

Beneficial Ownership of Ambanc Common Stock.................................................................   34
Stockholder Proposals.......................................................................................   37
Other Matters...............................................................................................   37

Appendix A -- Agreement and Plan of Merger (excluding the exhibits thereto)...................................  A-1
Appendix B -- Opinion of Our Financial Advisor................................................................  B-1
Appendix C -- Section 262 of the Delaware General Corporation Law.............................................  C-1


                              QUESTIONS AND ANSWERS
                 ABOUT VOTING PROCEDURES OF THE SPECIAL MEETING

Q:   What do I need to do now?

A: After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted. Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible. This will enable your shares to be represented and voted at the special meeting.

Q:   Why is my vote important?

A: The merger agreement must be adopted by a majority of the outstanding shares of Ambanc common stock. If you do not return your proxy form or vote in person at the special meeting, it will have the same effect as a vote against the merger agreement.

Q: If my shares are held in street name by my broker, will my broker automatically vote my shares for me?

A: No. Your broker will not be able to vote your shares without instructions from you. You should instruct your broker to vote your shares, following the directions your broker provides. If you fail to instruct your broker to vote your shares, it will have the same effect as a vote against the merger agreement.

Q:   Can I attend the meeting and vote my shares in person?

A: Yes. All stockholders are invited to attend the special meeting. Stockholders of record can vote in person at the special meeting. If your shares are held in street name, then you are not the stockholder of record and you must ask your broker or other nominee how you can vote at the special meeting.

Q:   Can I change my vote?

A: Yes. If you have not voted through your broker or other nominee, there are three ways you can change your vote after you have sent in your proxy form.

     * First, you may send a written notice to the person to whom you submitted your proxy stating that you would like to revoke your proxy.

     * Second, you may complete and submit a new proxy form. Any earlier proxies will be revoked automatically.

     * Third, you may attend the special meeting and vote in person. Any earlier proxy will be revoked. However, simply attending the special meeting without voting in person will not revoke your proxy.

     If you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

Q:   Should I send in my stock certificates now?

A:   No. You should not send in your stock certificates at this time.

     Instructions for surrendering your Ambanc stock certificates in exchange for $21.50 per share in cash will be sent to you after we complete the merger.

Q:   Whom should I call with questions?

A: You should call Robert Kelly, our General Counsel and Corporate Secretary at (518) 842-7200, ext. 225.

                               SUMMARY TERM SHEET

         This summary term sheet highlights selected information from this proxy statement. It does not contain all the information that may be important to you. We urge you to read carefully the entire document and the other documents to which we refer, including the merger agreement, to fully understand the merger.

You Will Be Entitled to Receive $21.50 in Cash Per Share of Ambanc Common Stock (see pages 8 and 18).

         When the merger is completed, each Ambanc stockholder will be entitled to receive $21.50 in cash for each share of Ambanc common stock held. For example, if you own 100 shares of Ambanc common stock, you will be entitled to receive $2,150 upon the surrender of your certificate for those shares.

Our Reasons for the Merger (see pages 12-13).

         Our Board of Directors believes that the merger is in the best interests of Ambanc and Ambanc's stockholders and recommends that stockholders vote "FOR" the adoption of the merger agreement. The merger will enable our stockholders to realize significant value on their investment in Ambanc. In reaching its decision to approve the merger agreement, our Board considered various factors which are discussed in detail in this proxy statement.

Some Material Terms of the Merger
Agreement.

* As currently structured, Ambanc will first merge with a newly formed, wholly- owned subsidiary of Hudson River Bank & Trust Company and will become a subsidiary of Hudson River Bank & Trust Company; simultaneously with the merger, Ambanc will be liquidated and dissolved by transferring all of its assets and liabilities to Hudson River Bank & Trust Company (see page 8).

* Mohawk Community Bank will subsequently merge with Hudson River Bank & Trust Company with Hudson River Bank & Trust Company as the surviving bank (see page 8).

* The merger cannot occur unless our stockholders adopt the merger agreement by the affirmative vote of a majority of the outstanding shares of Ambanc common stock and we receive approvals from banking regulators (see pages 21 and 25).

* If the merger is not completed on or before June 30, 2002, the merger may be terminated by either Hudson River Bank & Trust Company or Ambanc, unless the failure to close is due to a breach of the party seeking to terminate (see page 25).

* In connection with the merger, each of our directors and executive officers entered into a voting agreement with Hudson River Bank & Trust Company. Each of our directors and executive officers agreed, among other things, to cause all of their shares of Ambanc common stock to be voted in favor of the adoption of the merger agreement (see page 34).

* We have agreed not to solicit or encourage a competing transaction to acquire us or Mohawk Community Bank, except where failure to do so would cause our Board to breach its fiduciary duties (see page 24).

* We will pay Hudson River Bank & Trust Company a liquidated damages fee of $3.0 million upon the occurrence of certain events (see pages 24 and 27).

* We and Mohawk Community Bank have agreed to conduct our business according to particular requirements (see pages 22- 23).

* The completion of the merger depends on a number of conditions being satisfied or waived (see page 21).

The Merger Will Be Taxable to Our
Stockholders (see page 33).

         Our stockholders will recognize gain or loss for federal, and possibly state and local, income tax purposes, on the exchange of their Ambanc shares for cash. Generally, you will recognize gain or loss equal to the difference between the amount of cash you receive and your tax basis in your Ambanc shares. You should determine the actual tax consequences of the merger applicable to you. They will depend on your specific situation and factors not within our control. You should consult your personal tax advisor for a full understanding of the merger's specific tax consequences to you.

Our Board of Directors Recommends
Stockholder Approval (see pages 12-13).

         Our Board of Directors believes that the merger is in the best interests of Ambanc and its stockholders and has unanimously approved the merger agreement. Our Board recommends that Ambanc stockholders vote "FOR" adoption of the merger agreement.

Our Financial Advisor Says the Merger
Consideration is Fair from a Financial Point of View to Our Stockholders (see pages 13-18).

         Our financial advisor, FinPro, Inc., has given our Board of Directors a written opinion dated September 4, 2001 and updated as of ________ __, 2001 that states the cash consideration to be paid to our stockholders is fair from a financial point of view. The opinion does not address any other aspect of the merger or any related transaction, nor does it constitute a recommendation to any stockholder as to how to vote at the special meeting or any adjournment thereof. A copy of the updated opinion is attached to this proxy statement as Appendix B. You should read it completely to understand the assumptions made, matters considered and limitations on the review performed by our financial advisor in issuing its opinion. We have agreed to pay FinPro a fee equal to 1% of the total merger consideration, which is estimated to amount to approximately $1,000,000. Of this amount, $200,000 has been paid.

You have Dissenters' Rights (see pages 30-32).

         Under Delaware law, you have dissenters' appraisal rights with respect to your Ambanc shares. If you do not wish to accept the $21.50 per share cash merger consideration, you can dissent from the merger and instead choose to have the fair value of your shares judicially determined and paid to you in cash. However, in order to exercise your rights, you must follow specific procedures. You should carefully read Section 262 of the Delaware General Corporation Law which is included as Appendix C.

The Merger Is Expected to Be Completed in the First Quarter of Year 2002 (see page 21).

         The merger will only occur after all the conditions to its completion have been satisfied or waived. Currently, we anticipate that the merger will be completed in the first quarter of 2002.

Financial Interests of Ambanc's Officers and Directors in the Merger (see pages 28-29).

         Our directors and executive officers have interests in the merger as individuals in addition to, or different from their interests as stockholders, such as receiving severance payments, indemnification and insurance coverage, and other benefits.

* In the event that the employment of Mr. Lisicki, Mr. Ziskin, Mr. Alescio and Mr. Nachod, current officers of Ambanc, is terminated following the merger, such individuals will be eligible to receive severance payments. (See page 29).

* Options to purchase our common stock held by directors, officers and employees will be cancelled in exchange for a cash payment equal to the difference between $21.50 and the option exercise price for each option held at the merger effective date. Payments in exchange for such options will be made for all options, even for such options not yet exercisable as of the merger effective date.

* Restricted shares of our common stock granted to our directors, officers and employees will be cancelled in exchange for a cash payment equal to $21.50. Payment will be made for all restricted shares, even for such shares not yet vested as of the merger effective date.

* Hudson River Bank & Trust Company has agreed to indemnify our and Mohawk Community Bank's officers and directors for a six year period after the merger for events that occurred before the merger, and to provide directors' and officers' insurance coverage for a period of three years after the merger.

* In connection with the merger, two current directors of Ambanc entered into Standstill Agreements with Hudson River Bank & Trust Company whereby such persons agreed, for a stated period of time, not to acquire a certain amount of voting shares of Hudson River Bancorp, Inc., the parent company of Hudson River Bank & Trust Company, among other matters. (See page 34).

         Our board of directors was aware of these interests and considered them in its decision to approve the merger agreement.

                            INFORMATION ABOUT AMBANC


         Ambanc Holding Co., Inc. was formed as a Delaware corporation in June 1995 to act as the holding company for Mohawk Community Bank (formerly known as Amsterdam Savings Bank, FSB) upon the completion of the Bank's conversion from mutual to stock form (the "Conversion"). The Conversion was completed on December 26, 1995. At June 30, 2001, we had $711 million of assets and stockholders' equity of $77 million or 10.8% of total assets.

         On November 16, 1998, we acquired AFSALA Bancorp. Inc. and its wholly owned subsidiary, Amsterdam Federal Bank. At the date of the merger, AFSALA had approximately $167.1 million in assets, $144.1 million in deposits, and $19.2 million in stockholders' equity. Pursuant to the merger agreement, AFSALA was merged with and into us, and Amsterdam Federal Bank was merged with and into the former Amsterdam Savings Bank, FSB. The combined bank now operates as one institution under the name "Mohawk Community Bank."

         The Bank, organized in 1886, is a federally chartered savings bank headquartered in Amsterdam, New York. The principal business of the Bank consists of attracting retail deposits from the general public and using those funds, together with borrowings and other funds, to originate primarily one-to-four family residential mortgage loans, home equity loans and consumer loans. Revenues are derived primarily from interest on loans, mortgage-backed and related securities and investments.

         Upon completion of the merger, Hudson River Bancorp, Inc., the parent holding company for Hudson River Bank & Trust Company, will have approximately $2.6 billion in total assets and be the largest locally based financial institution in the Capital District area.


                       WHERE YOU CAN FIND MORE INFORMATION

         As a public company, we are obligated to file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that we file at the SEC's public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. In addition, our public filings are available to the public from commercial document retrieval services and on the Internet World Wide Website maintained by the SEC at "http://www.sec.gov."


                               THE SPECIAL MEETING

Place, Time and Date

         The special meeting is scheduled to be held at 1:00 p.m., Eastern Time, on __________, __________ __, 2001, at our main office located at 11 Division Street, Amsterdam, New York.

Matters to Be Considered

         At the special meeting, you will be asked to approve a proposal to adopt the Agreement and Plan of Merger ("Agreement"). As of ________ ___, 2001, we do not know of any business that will be presented for consideration at the special meeting other than the proposal to adopt the Agreement. If such other matters are properly brought before the special meeting, or any adjournments or postponements of the special meeting, our board of directors will have the discretion to vote or act on such matters according to their best judgment; provided, however, that no proxy that is voted against the merger proposal will be voted in favor of adjournment to solicit additional proxies for that proposal.

Record Date; Vote Required

         Only our stockholders of record at the close of business on ____________ __, 2001 are entitled to notice of and to vote at the special meeting. As provided in our certificate of incorporation, no one who beneficially owns, either directly or indirectly, in excess of 10% of our outstanding shares will be entitled to vote any shares held in excess of the 10% limit. As of ___________ __, 2001 there were ___________ shares of our common stock outstanding and entitled to vote at the special meeting.

         Each outstanding share of our common stock will be entitled to cast one vote per share at the special meeting. You may vote in person or by submitting a properly executed proxy. The presence, in person or by properly executed proxies, of the holders of at least one-third of all the shares entitled to vote at the special meeting will constitute a quorum. Abstentions and broker non-votes will be treated as shares present at the special meeting for purposes of determining the presence of a quorum. A broker non-vote is an unvoted proxy submitted by a broker. Under applicable rules, brokers or other nominees who hold shares in street name for customers who are the beneficial owners of such shares may not vote those shares with respect to the merger agreement unless they have received specific instructions from their customers.

         To adopt the Agreement, the holders of a majority of the outstanding shares of Ambanc common stock entitled to vote must vote in favor of the adoption of the merger agreement. Consequently, a failure to vote, an abstention or a broker non-vote will have the same effect as voting against the merger agreement. Broker non-votes will have no effect on this proposal.

         Adoption of the Agreement by our stockholders is one of the conditions that must be satisfied to complete the merger. See "The Merger - Conditions to the Merger."

Beneficial Ownership of Ambanc Common Stock

         As of ___________ __, 2001, our directors and executive officers and their affiliates beneficially owned in the aggregate ____________ shares of our common stock, or ____% of our outstanding shares of common stock entitled to vote at the special meeting. Each of our executive officers and directors have entered into a voting agreement with Hudson River Bank & Trust Company agreeing to vote their shares of Ambanc common stock in favor of the adoption of the Agreement. As of __________ __,2001, Hudson River Bank & Trust Company did not own any shares of Ambanc common stock.

Ambanc Common Stock

         Our common stock is traded on the Nasdaq National Market under the symbol "AHCI." On September 4, 2001, the last trading day prior to the joint announcement by Ambanc and Hudson River Bank & Trust Company that they had entered into the merger agreement, the closing price per share of our common stock was $20.40. On ___________ __, 2001, which is the last practicable date prior to printing this proxy statement, the closing price per share of our common stock was $__________.

Proxies

         Shares of our common stock represented by properly executed proxies received prior to or at the special meeting will, unless they have been revoked, be voted at the special meeting in accordance with the instructions indicated in the proxies. If no instructions are indicated on a properly executed proxy, the shares will be voted "FOR" the adoption of the Agreement.

         You should complete and return the proxy form accompanying this proxy statement to ensure that your vote is counted at the special meeting, regardless of whether you plan to attend the special meeting. If you are the record holder of your shares, you can revoke your proxy at any time before the vote is taken at the special meeting by:

          * submitting written notice of revocation to the Secretary of Ambanc,

          *    submitting a properly executed proxy of a later date, or

          * voting in person at the special meeting, but simply attending the special meeting without voting will not revoke an earlier proxy.

         Written notice of revocation and other communications about revoking your proxy should be addressed to:

         Ambanc Holding Co., Inc.
         11 Division Street
         Amsterdam, New York 12010-4303
         Attention: Robert Kelly, Secretary

         If any other matters are properly presented at the special meeting for consideration, the proxy holders will have discretion to vote on such matters in accordance with their best judgment. As of ____________ __, 2001, we know of no other matters to be presented at the meeting.

         Certain material events or changes in circumstances including a material amendment to the Agreement or a material revision of the fairness opinion issued by FinPro may result in a resolicitation of your vote. Under those circumstances, we will provide you with supplemental information about the material event or change in circumstances and give you an opportunity to recast your vote.

         If your Ambanc common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via telephone or the Internet. Please see your instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.

         In addition to solicitation by mail, our directors, officers and employees, who will not receive additional compensation for such services, may solicit proxies from our stockholders, personally or by telephone, telegram or other forms of communication. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to beneficial owners and will be reimbursed for their reasonable expenses incurred in sending proxy material to beneficial owners. We will bear our own expenses in connection with the solicitation of proxies for the special meeting.

         In addition to solicitations by mail, our directors, officers and employees may solicit proxies personally or by telephone without additional compensation. While we have not engaged a professional proxy solicitation firm to assist us in connection with our solicitation of proxies for the special meeting, we may do so in the future. If we hire a professional proxy solicitor, we would expect to pay such a firm a fee and reimburse it for out-of-pocket expenses of approximately $10,000 in the aggregate.

         You are requested to complete, date and sign the accompanying proxy form and to return it promptly in the enclosed postage-paid envelope.

         You should not forward stock certificates with your proxy forms.


                                   THE MERGER

         The information in this proxy statement concerning the terms of the merger is qualified in its entirety by reference to the full text of the Agreement, which is attached as Appendix A and incorporated by reference herein. All stockholders are urged to read the Agreement in its entirety, as well as the opinion of our financial advisor attached as Appendix B.

General

         As soon as possible after the conditions to consummation of the merger described below have been satisfied or waived, and unless the Agreement has been terminated or an alternative structure used as discussed below, Ambanc Holding Co., Inc. ("Ambanc") and a subsidiary of Hudson River Bank & Trust Company ("Hudson River") will merge in accordance with Delaware law. Ambanc will be the surviving corporation of the merger and will become a subsidiary of Hudson River. Simultaneously with the merger, Ambanc will be liquidated and dissolved by transferring all of its assets and liabilities to Hudson River. Immediately after the liquidation is completed, Mohawk Community Bank will merge with and into Hudson River. Hudson River will be the surviving bank.

         Upon completion of the merger, our stockholders will be entitled to receive $21.50 in cash for each share of Ambanc common stock they hold and will cease to be stockholders of Ambanc. If the merger is completed on or before March 17, 2002, Lawrence B. Seidman, currently Chairman of the Board of Ambanc, will become a director of Hudson River for a term of office to end on March 17, 2002. No other directors from Ambanc will become directors of Hudson River.

The Companies

         Ambanc Holding Co., Inc.
         11 Division Street
         Amsterdam, New York 12010-4303
         (518) 842-7200

         Ambanc is a Delaware corporation and is the unitary savings and loan holding company for Mohawk Community Bank. Mohawk Community Bank is a federally-chartered savings bank which is headquartered in Amsterdam, New York. Mohawk Community Bank operates 16 branch offices located in Albany, Schenectady, Saratoga, Montgomery, Fulton, Chenango, Schoharie and Otsego Counties in New York.

         Hudson River Bank & Trust Company
         One Hudson City Centre
         Hudson, New York 12534
         (518) 828-4600

         Hudson River is a New York chartered savings bank and the wholly owned subsidiary of Hudson River Bancorp, Inc., a Delaware corporation. Hudson River operates 37 full-service branch offices located in Columbia, Rensselaer, Albany, Saratoga, Schenectady, Greene, Warren, and Dutchess counties in the New York region.

Background of the Merger

         Over the last several years, the financial services industry has become increasingly competitive and has undergone industry-wide consolidation. The market in which Hudson River and Ambanc operate has been affected by this trend, experiencing a period of rapid acquisition and consolidation that has affected many of the banks and thrift institutions. In addition, large financial institutions have entered this market through acquisitions of local financial institutions. In response to these developments, the board of Ambanc has, on an ongoing basis, considered strategic options for increasing stockholder value, including potential acquisitions of other institutions and the sale of Ambanc.

         In August 1998, Ambanc retained Sandler O'Neill & Partners, L.P. to explore strategic options for Ambanc which could result in the sale or merger of Ambanc. As part of this process, Cohoes Bancorp, Inc., a then Delaware corporation and parent corporation of Cohoes Savings Bank and now a wholly-owned subsidiary of Hudson River Bancorp, Inc., was contacted to ascertain whether it had any interest in a strategic combination with Ambanc. In the late spring of 1999, Cohoes indicated an interest regarding a possible acquisition of Ambanc. In furtherance of this possible business combination, the parties entered into a confidentiality agreement whereupon Ambanc furnished Cohoes with certain business and other information regarding Ambanc. In June 1999, Cohoes made a nonbinding expression of interest to acquire Ambanc which, after further negotiations with Cohoes, was ultimately rejected by the Ambanc Board of Directors due to the inadequacy of the potential purchase price in July 1999. Subsequently, in October 1999, the Presidents of the two companies informally discussed possible business combinations and the parties recommenced discussions regarding a possible acquisition of Ambanc by Cohoes. In December 1999, Cohoes again made a nonbinding expression of interest to acquire Ambanc. After several weeks of negotiations and due diligence, Cohoes withdrew its proposal in January 2000.

         In October 1999, Ambanc was also approached and began discussions with a local financial institution about an acquisition of Ambanc. This nonbinding proposal provided that Ambanc would be acquired in an all stock transaction with a potential purchase price that was significantly above Ambanc's trading price at the time the proposal was being discussed. The parties did commence due diligence and the discussions continued until December 1999. However, the proposed buyer insisted on conditions that were unacceptable to Ambanc. Accordingly, the discussions were terminated in December 1999 without reaching a definitive acquisition agreement.

         On April 25, 2000, the boards of Cohoes and Hudson River Bancorp, Inc. announced that they had entered into a merger agreement to combine through a merger of equals. Following the announcement of the proposed merger of equals, Ambanc terminated its relationship with Sandler O'Neill & Partners, L.P. and retained FinPro, Inc. to review its strategic options.

         In May 2000, the President of Cohoes contacted the President of Ambanc regarding the possibility of an acquisition of Ambanc by Cohoes. In June 2000, representatives of the companies met twice to discuss the possibility of an acquisition. After Cohoes failed to make a proposal that was satisfactory to Ambanc's board of directors, Ambanc considered the possibility of acquiring Cohoes. On June 15, 2000, Ambanc made an acquisition proposal to the Cohoes Board of Directors in which Ambanc would acquire Cohoes in a merger in which each share of Cohoes' common stock would be exchanged for $14.75, in cash. Subsequently, a director of Ambanc discussed with Cohoes' investment banker Cohoes interest in acquiring Ambanc. On June 20, 2000, Cohoes and Hudson River Bancorp, Inc. jointly made a nonbinding offer to acquire Ambanc, contingent upon, among other things, the successful completion of the proposed merger of equals. On June 23, 2000, representatives of Ambanc met with representatives of Cohoes and Hudson to discuss the joint nonbinding proposal to acquire Ambanc and Ambanc's proposed acquisition of Cohoes. Ambanc's representatives at the meeting requested, among other things, that Cohoes increase its proposed price and drop the condition that the proposed merger of equals be completed. Cohoes refused this request and suggested that any negotiations had to be conducted through Cohoes' investment banker. Accordingly, subsequent to this meeting, a director of Ambanc and Ambanc's financial advisor contacted Cohoes' investment banker in an attempt to negotiate a higher price for Ambanc and have the completion of the proposed merger of equals removed as a condition precedent to the completion of the Ambanc acquisition. On June 23, 2000, Ambanc revised its proposal to Cohoes and offered to purchase each share of Cohoes' common stock for $15.25 in cash. On June 26, 2000, Ambanc notified Cohoes and Hudson River Bancorp, Inc. that its board had rejected the joint nonbinding proposal from Cohoes and Hudson River Bancorp, Inc. because it concluded that the price was inadequate and the conditions were not reasonable. The June 23, 2000, revised proposal of Ambanc to acquire Cohoes was rejected by Cohoes in July 2000.

         On July 27, 2000, Ambanc announced its intention to commence a tender offer to purchase each outstanding share of Cohoes common stock for $16.50 in cash, and shortly thereafter, Ambanc nominated three persons to be elected as directors of Cohoes at the 2000 annual meeting of Cohoes stockholders. On August 9, 2000, we commenced our tender offer for Cohoes common stock, subject to certain conditions. At a special meeting of Cohoes shareholders held on August 17, 2000, Cohoes' stockholders did not approve the merger of equals agreement with Hudson River Bancorp, Inc. by the requisite vote, and as a result, Cohoes and Hudson terminated the agreement in September 2000. On October 6, 2000, our tender offer expired and no Cohoes shares were actually purchased by us, and on November 3, 2000, we withdrew our director nominations.

         In late October, still interested in pursuing an opportunity with Cohoes, Ambanc re- affirmed its price of $16.50 per share. On November 24, 2000, however, Hudson River Bancorp, Inc. and Cohoes announced the execution of a merger agreement which was subsequently adopted by the requisite vote of the Cohoes stockholders on February 15, 2001. Hudson River Bancorp, Inc. and Cohoes consummated their merger on April 20, 2001.

         In May 2001, Ambanc received an unsolicited proposal from a local financial institution ("buyer") and commenced discussions regarding the possible sale of Ambanc. This was the same local financial institution with which Ambanc had similar discussions in October, 1999 as discussed above. Under the terms of the proposal, Ambanc stockholders would have received a combination of cash and common stock of the proposed buyer having an approximate market value at the time the proposal was made that was significantly above the trading price of Ambanc's stock. In the days immediately preceding the vote by Ambanc's board of directors on the proposed acquisition agreement, during intensive negotiations, the parties and their representatives agreed in principle on certain terms and conditions to the transaction, most notably the circumstances under which the termination fee would be paid by Ambanc. As set forth below, Ambanc and Buyer expressly agreed that Ambanc would:

          * forego any ability to terminate the agreement in the event that the market value of the buyer's stock decreased during the pendency of the proposed transaction (so-called "price protection") provided that Ambanc was permitted to terminate the agreement if it was unable to obtain a fairness opinion from its investment banking firm at the time of mailing its proxy materials to stockholders to vote on the proposed transaction;

          * pay the buyer a $5 million termination fee in the event that any of the following occurred: (i) Ambanc's board of directors determined that its fiduciary duties to stockholders required it to enter into a competing transaction and it subsequently terminated its agreement with the buyer and entered into an acquisition agreement with a third party; (ii) Ambanc's board of directors withdrew, modified or changed its recommendation regarding the transaction in any manner adverse to the buyer; or
               (iii) Ambanc materially breached any of the representations or warranties it made in the agreement which were not subsequently cured within certain time limits; and

          * pay the $5 million termination fee in the event that the agreement was terminated because Ambanc was unable to obtain the fairness opinion of its investment banking firm or its stockholders failed to adopt the agreement and, at any time within six months of such termination, Ambanc entered into an acquisition agreement with a third party, if prior to any such termination a competing transaction had been made to Ambanc and was publicly disclosed.

         Despite the fact that authorized representatives of buyer expressly and unequivocally agreed to the foregoing provisions, immediately prior to Ambanc board action to adopt the agreement, the proposed buyer introduced new terms that were dramatically different from those previously agreed upon by the parties. For example, the buyer proposed, among other things, that Ambanc pay a $2.5 million termination fee if Ambanc terminated the agreement because it could not obtain a fairness opinion from its investment banking firm, regardless of whether a competing transaction had been proposed or announced, and pay an additional $2.5 million if it subsequently entered into an acquisition agreement with a third party within six months of such termination.

         The addition of this new condition would have required Ambanc to essentially insure or indemnify the buyer in an amount of up to $5 million against any decrease in the trading price of buyer's stock without any price protection below a level at which Ambanc could obtain a fairness opinion for the protection of its shareholders. The board believed this to be unacceptable as it placed the board in the untenable possible position of either being contractually obligated to recommend a merger transaction to its stockholders that was not fair from a financial point of view or paying a termination fee to buyer of up to $5 million. Because the board of directors has no control over the market value of the buyer's stock, the board believed it could have been a breach of the board's fiduciary duty to stockholders to agree to such impractical conditions. Although Ambanc's board of directors determined that this was an unreasonable risk to Ambanc's stockholders and it could not agree to such terms, the board continued to attempt to negotiate an agreement and suggested the parties agree to some minimum level of price protection on the buyer's common stock. Notwithstanding Ambanc's good faith negotiations, the buyer rejected Ambanc's proposal to impose any level of price protection and discussions were ultimately terminated.

         In June 2001, representatives of Hudson River contacted representatives of Ambanc regarding a possible business combination. Subsequently, officials from the two companies spoke directly and agreed to speak again after Ambanc released its results of operations for the quarter ended June 30, 2001. Ambanc released its second fiscal quarter results of operations at the end of July 2001. Shortly thereafter in early August 2001, the parties met and discussed informally a possible business combination. At the end of August 2001, extensive due diligence was commenced by the parties and a discussion of material terms and conditions of the proposed acquisition, including voting and standstill agreements, began. The parties completed their due diligence by September 4, 2001, at which time significant terms and conditions, including voting and standstill agreements, were finally negotiated. After receiving the written and oral fairness opinion of Ambanc's financial advisor that the proposed consideration in the merger was fair from a financial point of view to the stockholders of Ambanc, Ambanc's board of directors approved the Agreement and Plan of Merger at a board of directors meeting held late in the afternoon of September 4, 2001. The adoption of the Agreement and Plan of Merger by the parties was announced to the public in a press release issued later that evening.

Our Reasons for the Merger; Recommendation of Your Board of Directors

         Our Board of Directors believes that the terms of the merger agreement, which are the product of arm's length negotiations between representatives of Hudson River and Ambanc, are in the best interests of our stockholders. In the course of reaching its determination, our Board of Directors considered the following factors:

          * the merger consideration to be paid to our stockholders in relation to the market value, book value, earnings per share of our common stock, and potential future market conditions,

          *    information  concerning  our  financial  condition,   results  of
               operations, capital levels, asset quality and prospects,

          *    industry and economic conditions,

          * our assessment of Hudson River's ability to pay the aggregate merger consideration,

          * the opinion of our financial advisor as to the fairness of the merger consideration from a financial point of view to the holders of our common stock,

          * the general structure of the transaction and the compatibility of management and business philosophy,

          * the greater resources and product offerings that Hudson River will have after the merger than we currently have,

          *    the impact of the merger on the depositors,  employees, customers
               and  communities  served  by  us  through  expanded   commercial,
               consumer and retail banking products and services,

          * the results of our due diligence investigation of Hudson River, including the likelihood of receiving the requisite regulatory approvals in a timely manner, and

          * the ability of Hudson River, after the merger to compete in relevant banking and non-banking markets.

         In making its determination, our Board of Directors did not ascribe any relative or specific weights to the factors which it considered. The foregoing discussion of the factors considered by our Board is not intended to be exhaustive, but it does include the material factors considered by our Board.

         Our Board of Directors believes that the merger is in the best interests of Ambanc and our stockholders. The Board of Directors unanimously recommends that our stockholders vote for the adoption of the merger agreement.

The Consideration is Fair According to FinPro, Inc., Our Financial Advisor.

         We retained FinPro, Inc. ("FinPro"), a financial consulting and investment banking firm, on the basis of its experience, to render a written opinion to us and our stockholders as to the fairness, from a financial point of view, of the per share price to be paid for each outstanding share of Ambanc common stock, as set forth in the Agreement. We placed no limitations on FinPro with respect to the investigation made, or procedures followed by FinPro in rendering its opinion.

         FinPro has been in the business of consulting for the bank and thrift industry for fourteen years, including the appraisal and valuation of banking and thrift institutions and their securities in connection with mergers, acquisitions and other securities transactions. FinPro has knowledge of and experience with the New York state bank and thrift market and financial organizations operating in that market. FinPro reviewed the negotiated terms of the Agreement.

         On September 4, 2001, in connection with its consideration of the Agreement, FinPro issued an oral and a written opinion to the Board of Directors of Ambanc that the proposed per share cash consideration value, $21.50, of the merger as provided in the Agreement is fair and equitable, from a financial perspective, to Ambanc and its stockholders. The analysis presented in the oral opinion was subsequently updated. A copy of the written opinion is attached as Appendix B to this proxy statement and should be read in its entirety by Ambanc stockholders. FinPro's written opinion does not constitute an endorsement of the merger or a recommendation to any stockholder as to how such stockholder should vote at the special meeting. FinPro has consented to the inclusion of this summary of its opinion to Ambanc's board of directors in writing and to reference the entire opinion attached as Appendix B.

         In rendering its opinion, FinPro reviewed certain publicly available information concerning Ambanc and Hudson River, including each party's audited financial statements and annual reports. FinPro considered many factors in making its evaluation. In arriving at its opinion regarding the fairness of the per share price, FinPro reviewed: (i) the Agreement and the exhibits thereto;
(ii) changes in the market for bank and thrift stocks; (iii) the performance of Hudson River Bancorp, Inc. and Ambanc common stock; (iv) trends and changes in the financial condition of Hudson River and Ambanc; (v) the level of nonperforming loans and corresponding level of the loan loss allowance of Hudson River and Ambanc; (vi) the most recent annual report to stockholders and annual report on Form 10-K of Hudson River Bancorp, Inc. and Ambanc; (vii) quarterly reports on Form 10-Q of Hudson River Bancorp, Inc. and Ambanc; (viii) the budget of Ambanc; (ix) recent regulatory exam reports of Hudson River and Hudson River Bancorp, Inc; (x) the minutes of the meetings of the Board of Directors of Hudson River Bancorp, Inc. over the last year; and (xi) other market data, studies and analyses that were considered appropriate. FinPro conducted due diligence on Hudson River Bancorp Inc. in August 2001. The due diligence focused on the financial ability of Hudson River to complete the transaction and any regulatory obstacles that may hinder the consummation of the transaction. FinPro conducted an on-site review of Hudson River Bancorp Inc.'s historical performance and current financial condition.

         In addition, FinPro discussed with the management of Ambanc its operating performance and future prospects, primarily with respect to the current level of Ambanc's earnings and future expected operating results, giving weight to FinPro's assessment of the future of the thrift industry and Ambanc's performance within the industry. FinPro compared the results of operation of Ambanc with the results of operation of all publicly traded thrift institutions and a selected Comparable Trading Group.


                                                      *For the most recent quarter
                                               ---------------------------------------------
                                                                Comparable    All Publicly
                                                               Trading Group  Traded Thrift
                                                 Ambanc           Median         Median
                                               ---------------------------------------------
Balance Sheet:
  Assets ($000's)                                711,095          798,150        466,660
  Asset Growth                                    -1.88%            6.74%          4.29%
  Loans to Assets                                 66.14%           59.22%         70.23%
  Deposits to Assets                              69.34%           63.58%         67.95%
  Borrowing to Assets                             18.39%           24.81%         19.73%
  Tangible Equity to Tangible Assets              10.03%            7.51%          9.07%
Asset Quality:
  Nonperforming Loans to Loans                     0.60%            0.41%          0.42%
  Nonperforming Assets to Assets                   0.45%            0.36%          0.35%
  Reserves to Nonperforming Loans                201.31%          143.06%        161.07%
  Reserves to Loans                                1.21%            0.71%          0.85%
Income Statement and Profitability:
  Return on Ave. Assets                            0.43%            0.67%          0.80%
  Return on Ave. Equity                            3.99%            9.06%          8.12%
  Yield on Earning Assets                          7.03%            7.10%          7.51%
  Cost of Funds                                    4.76%            4.65%          4.87%
  Net Interest Margin                              2.87%            2.90%          3.11%
  Noninterest Income to Ave. Assets                0.36%            0.41%          0.50%
  Noninterest Expense to Ave. Assets               2.39%            2.11%          2.33%
  Efficiency Ratio                                74.79%           66.79%         62.36%
Dividends:
  Current Dividend Yield                           3.21%            2.95%          2.56%
  LTM Dividend Payout Ratio                       69.05%           35.12%         35.71%
Market Pricing at September 7, 2001:
  Price to LTM EPS                                25.20x           13.01x         14.04x
  Price to LTM Core EPS                           33.08x           14.00x         14.40x
  Price to Book Value                            118.80%          117.30%        107.42%
  Price to Tangible Book Value                   129.88%          117.30%        109.79%

*Source: The SNL DataSource, data is for the most recent quarter as of September
 7, 2001 unless otherwise noted.

         Many variables affect the value of financial institutions, not the least of which is the uncertainty of future events, so that the relative importance of the different valuation variables differs in different situations, with the result that appraisal theorists argue about which variables are the most appropriate ones on which to focus. However, most appraisers agree that the primary financial variables to be considered are earnings, equity, dividends or dividend-paying capacity, asset quality and cash flow. In addition, in most instances, if not all, value is further tempered by non-financial factors such as marketability, voting rights or block size, history of past sales of the entity's stock and special ownership or management considerations.

         FinPro analyzed the total merger price on a cash equivalent fair market value basis using the standard evaluation techniques (as discussed below) including, but not limited to, comparable sales multiples and the net present value of dividends and terminal value based on certain assumptions of projected growth, earnings and dividends.

Net Asset Value

         Net asset value is the value of the net equity of a thrift institution, including every kind of property and value. This approach normally assumes liquidation on the date of appraisal with the recognition of securities gains or losses, real estate appreciation or depreciation, adjustments to the loan loss reserve, discount to the loan portfolio and changes in the net value of other assets. As such, it is not the best approach to use when valuing a going concern, because it is based on historical costs and varying accounting methods. Even if the assets and liabilities are adjusted to reflect prevailing prices and yields (which is often of limited accuracy because readily available data is often lacking), it still results in a liquidation value for the concern.
Furthermore, because this method does not take into account the values attributable to the going concern such as the interrelationship among the company's assets and liabilities, customer relations, market presence, image and reputation, and staff expertise and depth, little weight is given by FinPro to the net asset value method of valuation.

Market Value

         Market value is generally defined as the price, established on an "arms-length" basis, at which knowledgeable, unrelated buyers and sellers would agree to transfer shares. The market value is frequently used to determine the price of a minority block of stock when both the quantity and the quality of the "comparable" data are deemed sufficient. However, the relative thinness of the specific market for the stock of the thrift institution being appraised may result in the need to review alternative markets for comparative pricing purposes. The "hypothetical" market value for a small thrift with a thin market for its stock is normally determined by comparison to the median price to earnings, price to equity and dividend yield of local or regional publicly-traded thrift institutions, adjusting for significant differences in financial performance criteria and for any lack of marketability or liquidity. The market value in connection with the evaluation of control of a thrift is determined by the previous sales of thrifts. In valuing a business enterprise, when sufficient comparable trade data is available, the market value deserves greater weight than the net asset value and similar emphasis as the investment value as discussed below.

Analysis - Transaction Value

         FinPro maintains substantial files concerning the prices paid for thrift institutions nationwide. The database includes transactions involving New York thrift institutions and thrift institutions in the Mid- Atlantic region of the United States over the last five years. The database provides comparable pricing and financial performance data for thrift institutions sold or acquired. Organized by different peer groups, the data present averages of financial performance and purchase price levels, thereby facilitating a valid comparative purchase price analysis. In analyzing the transaction value of Ambanc, FinPro has considered the market approach and has evaluated price to earnings, price to equity, price to tangible equity and franchise premium to core deposits for a defined comparable group.

Select Merger Multiples

         During FinPro's analysis of recent merger multiples in relationship to the proposed transaction, FinPro placed a heavy reliance on the "Comparable Group" multiples. The "Comparable Group" was composed of all thrift institutions that announced sales between January 1, 2000 and August 31, 2001 with announced deal values greater than $50 million where the target institution had a return on average equity less than 10.00%. The following table illustrates the maximum, minimum and median multiples of the "Comparable Group".


                                                                    Franchise
                                   Price to Tangible  Price to LTM  Premium to
                   Price to Book          Book           Earnings  Core Deposits
                   -------------   -----------------  ------------ -------------
Maximum              169.07%            171.33%           31.52x      51.66%
Minimum              104.75%            104.75%           12.34x       3.87%
Median               134.47%            138.56%           17.49x       8.85%
Proposed Price       120.65%            131.90%           25.60x       6.65%

*Source: SNL Securities, FinPro calculations.

         The financial performance characteristics of the selected thrift organizations vary, sometimes substantially, from those of Ambanc. As such, this analysis is not a simple mathematical formula, but rather a series of considerations and judgements, regarding the financial performance and value of each of the companies.

         FinPro also compared the multiples of the proposed transaction to the pricing of the Hudson River / Cohoes Bancorp, Inc. merger. This merger was deemed to be a particularly strong comparable based upon the proximate location of Cohoes, the financial condition and results from operations of Cohoes and the timeliness of the acquisition.


                                    Price to                    Franchise
                                    Tangible    Price to LTM    Premium to
                     Price to Book    Book        Earnings     Core Deposits
                     -------------  ---------   ------------   -------------

Hudson River / Cohoes   124.84%      125.89%       25.66x         8.28%
Hudson River / Ambanc   120.65%      131.90%       25.60x         6.65%

Investment Value

         The investment value is sometimes referred to as the income value or earnings value. One investment value method frequently used estimates the present value of an enterprise's future earnings or cash flow. Another popular investment value method is to determine the level of current annual benefits (earnings, cash flow, dividends, etc.), and then capitalize one or more of the benefit types using an appropriate capitalization rate such as an earnings or dividend yield. Yet another method of calculating investment value is a cash flow analysis of the ability of a thrift to service acquisition debt obligations (at a certain price level) while providing sufficient earnings for reasonable dividends and capital adequacy requirements. In connection with the cash flow analysis, the return on investment that would accrue to a prospective buyer at the transaction value is calculated. The investment value method, which was analyzed in connection with this transaction, was the net present value of dividends stream and terminal value, which is discussed below.

Net Present Value of Dividends Stream and Terminal Value

         The investment of earnings value of any banking institution's stock is an estimate of present value of the future benefits, usually earnings, cash flow or dividends, which will accrue to the stock. FinPro calculated a net present value of dividends stream and terminal value through 2005 under a number of iterations. The annual earnings growth rates ranged from 8.00% to 15.00%, with dividend estimates based upon historical levels. The terminal value was approximated using an acquisition price to book multiple of between 125% and 175%, which resulted in acquisition price to earnings multiples ranging between 17x to 18x. Discount rates between 8.00% and 15.00% were utilized. Based on these assumptions, FinPro's calculation of the net present value of dividends stream and terminal value per share ranged between $13.23 to $24.34. FinPro's computations were based on an analysis of the thrift industry, the economic and competitive situations currently existing in Ambanc's market area and its current financial condition.

         When the net asset value, market value and investment value methods are subjectively weighed, using the appraiser's experience and judgment, it is FinPro's opinion that the proposed merger consideration is fair from a financial prospective to the holders of Ambanc's common stock.

         In rendering its opinion, FinPro did not independently verify the asset quality and financial condition of Ambanc or Hudson River, but instead relied upon the data provided by or on behalf of Ambanc and Hudson River to be true and accurate in all material respects.

Prior Relationships

         Prior to being retained as Ambanc's financial advisor, FinPro has provided financial advisory and consulting services to Ambanc. The revenues derived from these services are insignificant when compared to the firm's total gross revenues.

Compensation for Services Rendered

         FinPro acted as Ambanc's financial advisor in connection with the merger and will receive a fee equal to 1.00% of the aggregate deal value, or approximately $1.0 million, a significant portion of which is contingent upon consummation of the merger. In addition, FinPro will be reimbursed for reasonable expenses related to the merger and Ambanc has indemnified FinPro in connection with any matter related to the merger.

You Will Receive Cash for Your Shares of Ambanc Stock

         Upon completion of the merger, each outstanding share of Ambanc common stock (other than shares as to which dissenters' rights have been asserted and perfected in accordance with Delaware law), shall be converted into and represent the right to receive $21.50 in cash without any interest paid thereon. The aggregate amount of the cash payment represents the merger consideration. The merger consideration to be paid in connection with the merger is expected to be approximately $100,760,157, including payment for the cancellation of all outstanding Ambanc stock options and outstanding restricted shares.

Treatment of Options and Restricted Shares

         At the effective time of the merger, each outstanding stock option to purchase Ambanc common stock, whether or not such option is then exercisable, issued pursuant to the Ambanc 1997 Stock Option and Incentive Plan, will be canceled and the holder of the unexercised stock option will be entitled to receive a cash payment equal to $21.50 less the exercise price per share of the stock option, multiplied by the number of shares of Ambanc common stock subject to the stock option, less any required tax withholding.

         At the effective time of the merger, each share of Ambanc restricted stock outstanding immediately prior to the effective time of the merger shall be canceled and the holder of the restricted stock will be entitled to receive a cash payment equal to $21.50 for each such share, less any required tax withholding.

Procedure for Surrendering Your Certificates

         At or prior to the effective time of the merger, or at such other time or times as Registrar and Transfer Company (the "exchange agent") may otherwise request, Hudson River will deliver to the exchange agent an amount of cash equal to the aggregate merger consideration. The exchange agent receiving the deposit will act as paying agent for the benefit of the holders of certificates of Ambanc common stock in exchange for the merger consideration. Each holder of Ambanc common stock who surrenders his or her Ambanc shares to the exchange agent will be entitled to receive a cash payment of $21.50 per share of Ambanc common stock upon acceptance of the shares by the exchange agent.

         No later than five business days after the effective time of the merger, a letter of transmittal will be mailed by the exchange agent to Ambanc stockholders. The letter of transmittal will contain instructions for surrendering your certificates of Ambanc common stock. Each holder of an Ambanc stock certificate (other than holders who perfect their dissenters' rights) who surrenders such certificate to the exchange agent will, upon acceptance thereof by the exchange agent, be entitled to the merger consideration to be paid within seven business days of acceptance by the exchange agent.

         You should not return your Ambanc common stock certificates with the enclosed proxy, and you should not send your stock certificates to the exchange agent until you receive the letter of transmittal.

         If a certificate for Ambanc common stock has been lost, stolen or destroyed, the exchange agent is not obligated to deliver payment until the holder of the shares delivers:

          * an appropriate affidavit by the person claiming the loss, theft or destruction of his or her certificate,

          *    an indemnity agreement, and

          *    if required by the exchange agent or Hudson River Bank, a bond.

         After six months following the effective time of the merger, the exchange agent will deliver to Hudson River any funds not claimed by former Ambanc stockholders. Thereafter, the payment obligation for any certificate representing Ambanc common stock which has not been satisfied will become the responsibility of Hudson River.

         If certificates for Ambanc common stock are not surrendered prior to the date on which such payments would otherwise escheat to or become the property of any governmental agency, the unclaimed amounts will become the property of Hudson River to the extent permitted by applicable law, free and clear of all claims or interest of any person previously entitled to such property. None of Hudson River, Ambanc, the exchange agent or any other party to the merger will be liable to any former holder of

Ambanc common stock for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

Representations and Warranties Made by Us and Hudson River

         The merger agreement contains representations and warranties made by us and Hudson River which are customary for this type of merger transaction, including, among others, representations and warranties concerning:

          *    the  organization,  standing  and  authority of Ambanc and Hudson
               River,

          * the due authorization, execution, delivery and performance of the merger agreement,

          *    the financial statements of Hudson River and us,

          * the receipt of a fairness opinion from Ambanc's financial advisor regarding the merger consideration,

          * the regulatory reports filed by Ambanc and Hudson River and their subsidiaries,

          * governmental approvals required for the consummation of the merger,

          * the absence of actions, facts or circumstances that would materially impede or delay consummation of the merger, and

          *    the accuracy of the information in this proxy statement.

         We made certain additional representations and warranties (which are also customary), among others, regarding our capitalization, our subsidiaries, the absence of certain interim events, the absence of any broker's and finder's fees other than that owed FinPro, our equity holdings in other companies, other material agreements, employee and officer benefit plans, registration of our securities, our compliance with laws, absence of certain violations as a result of the merger, litigation and environmental matters, the adequacy of insurance coverage, labor matters, any claims for indemnification, the status of our loan and investment portfolios, the absence of certain defaults, the value of real estate loans and investments, tax matters, the absence of derivative contracts, real estate owned or leased by us, material interests of certain persons and the accuracy of our disclosures. Hudson River has represented that it will have the funds sufficient to pay the merger consideration required of it under the merger agreement.

         Some of the representations and warranties made by us are qualified by materiality. The representations, warranties, agreements and covenants in the merger agreement will expire at the effective time of the merger, except for agreements and covenants that by their terms are to be performed after the effective time of the merger. If the merger agreement is terminated, there will be no liability on the part of either us or Hudson River other than the possible payment of liquidated damages to Hudson River as discussed below under "-Termination of the Merger Agreement," and except that no party shall be relieved or released from any liability arising out of a willful breach by it of any covenant, undertaking representation or warranty in the merger agreement.

Conditions to the Merger

         The respective obligations of Hudson River and Ambanc to effect the merger are subject to the satisfaction or waiver of the following conditions specified in the merger agreement:

          *    adoption of the merger agreement by our stockholders,

          * the receipt of all required regulatory and third party approvals, consents or waivers; provided that none of such approvals, consents or waivers contain in the reasonable opinion of Hudson River, any conditions or requirements that would materially reduce the economic or business benefits of the merger to Hudson River,

          * the absence of any statute, rule, regulation, injunction or other order which prohibits, restricts or makes illegal the completion of the merger,

          * the absence of any order, decree or injunction issued by a court or agency of competent jurisdiction which prevents the completion of the merger,

          * the accuracy of the other party's representations and warranties in all material respects,

          * the performance by the other party of its obligations contained in the merger agreement in all material respects,

          *    the receipt of certain certificates, and

          * from the date of the merger agreement to the closing of the merger, neither Ambanc nor Hudson River will have been affected by any event which has had or caused, or is reasonably likely to have or cause, a material adverse effect.

         Hudson River's obligation to effect the merger also is subject to the following conditions:

          * No more than ten percent of the outstanding shares of Ambanc common stock are dissenting shares.

         Ambanc's obligation to effect the merger is also subject to the following condition:

          * Ambanc shall have received, as of the date of the proxy statement, or as of a date not more than five business days prior thereto, an updated written opinion of its financial advisor that the consideration to be received by Ambanc stockholders in the merger is fair from a financial point of view.

         There can be no assurance that the conditions to consummation of the merger will be satisfied or waived. The merger will become effective when the certificate of merger is filed with the Secretary of State of the State of Delaware. It is currently anticipated that the effective time of the merger will occur during the first quarter of 2002.

Conduct of Business Prior to the Completion of the Merger

         We have agreed that during the period from the date of the merger agreement to the effective time of the merger (except as expressly provided in the merger agreement), we and our subsidiaries will:

          * use our reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary or advisable under applicable laws and regulations so as to permit and otherwise enable completion of the merger not later than March 31, 2002, and shall cooperate fully with Hudson River to that end,

          * conduct our business in the ordinary course consistent with our past practice,

          *    preserve intact our business organization,

          *    keep available the services of our employees,

          *    preserve   the   goodwill   of   our   customers   and   business
               relationships,

          * confer regularly with Hudson River regarding our consolidated financial condition, operations and business and matters relating to the completion of the merger transactions; deliver to Hudson River all reports and documents filed by us or Mohawk Community Bank with the SEC or under banking regulations; and deliver to Hudson River monthly consolidated balance sheets and statement of income, and

          * to provide to Hudson River a report of a phase one environmental investigation on certain real property owned or leased by Ambanc. After receipt of the phase one environmental investigation,
               Hudson River may request Ambanc to provide a phase two investigation on properties determined by Hudson River as requiring additional study. Hudson River has seven business days from the receipt of any such phase two investigation report to notify Ambanc of any dissatisfaction with the contents of such report. Should the cost of taking all remedial or other corrective actions and measures (i) required by applicable law or reasonably likely to be required by applicable law, or (ii) recommended or suggested by such report exceed the sum of $500,000 as reasonably estimated by an environmental expert, or if the cost of such actions and measures cannot be so reasonably estimated by such expert to be an amount equal to or less than $500,000, then Hudson River has the right to terminate the Agreement. The costs of the phase one investigations, if any, shall be borne by Ambanc. The costs of the phase two investigations, if any, shall be borne by Hudson River.

         We also have agreed, among other things, that, except as contemplated by the merger agreement or unless Hudson River provides its written consent, we and our subsidiaries will not:

          * declare, set aside, make or pay any dividend or other distribution, except for regularly quarterly dividends not to exceed $0.17 per share of Ambanc common stock, with record and payment dates consistent with past practices, but only to the extent that such dividends may be funded out of current earnings, without regard to Ambanc's severance costs or the financial reporting expense relating to the retirement of its ESOP loan,

          * issue, grant, modify, authorize or purchase shares of our common stock, with certain exceptions,

          * amend our certificate of incorporation, bylaws, or similar organizational documents,

          * increase the rate of compensation of our directors, officers or employees, or pay or agree to pay any bonus, severance or any other new benefit to our directors, officers or employees, with certain exceptions,

          * enter into or, except as may be required by law, modify any employee benefit plan,

          * originate or purchase any new brokered loans, any unsecured loan in excess of $50,000, any loan secured by a first trust or mortgage on a one- to- four family residential property in excess of $350,000, or any loan secured by a first trust or mortgage on commercial real property in excess of $400,000, except as permitted by the merger agreement,

          * enter into any transaction, agreement, arrangement, commitment, contract, indenture or other instrument:

               *    not made in the ordinary course of business,

               * relating to the borrowing of money or guarantee of any obligations, with certain exceptions,

               *    relating to the employment of any employee or consultant, or

               *    with a labor union.

          * change any of our methods of accounting or any of our methods of reporting income and deductions for federal income tax purposes, except as required by changes in laws, regulations or generally accepted accounting principles,

          * make any new capital expenditures in excess of $30,000 individually or $50,000 in the aggregate, other than pursuant to binding commitments existing on the date of the merger agreement or for expenditures necessary to maintain existing assets in good repair,

          * enter into any new agreement or renew any existing agreement that involves an annual expenditure in excess of $15,000 unless such agreement may be terminated at any time by Ambanc without a penalty or premium upon not more than 60 days advance written notice,

          * file any applications or make any contract for branching, site location or relocation,

          * acquire in any manner whatsoever control over or any equity interest in any business or entity, other than readily marketable equity securities (of less than 5% of such securities outstanding) in the ordinary course of business,

          * enter or agree to enter into any agreement or arrangement granting any preferential right to purchase any of our assets or rights or requiring the consent of any party to the transfer and assignment of any such assets or rights,

          * materially change or modify any of our lending or investment policies, except to the extent required by law, regulatory authority or except as necessitated, in Ambanc's reasonable opinion, due to changes in interest rates,

          * enter into any futures contract, option contract, interest rate caps, interest rate floors, interest rate exchange agreement or other agreement for purposes of hedging the exposure of our interest-earning assets and interest-bearing liabilities to changes in market interest rates,

          * knowingly take any action that would result in any of the representations and warranties of Ambanc contained in the merger agreement not to be true and correct in any material respect at the effective time of the merger,

          * knowingly take any action that would materially impede or delay the completion of the merger or the ability of any party to the merger agreement to perform its covenants and agreements under the Agreement,

          * materially increase or decrease the rate of interest paid on time deposits, or on certificates of deposit, except in a manner and pursuant to policies consistent with past practices, or

          *    agree to do any of the foregoing.

         In addition, we have agreed that neither us nor any of our subsidiaries or any of our officers, directors, employees, representatives or agents will solicit or encourage inquiries or proposals with respect to, furnish any information relating to, or participate in any negotiations or discussions concerning, any acquisition, purchase of all or a substantial portion of the assets of, or any equity interest in, Ambanc or Mohawk Community Bank. We are permitted, however, to furnish information to or engage in discussions or negotiations with third parties if, after having consulted with and considered the advice of our counsel, we determine that the failure to do so may cause our Board of Directors to breach its fiduciary duties. We are required to promptly inform Hudson River, in writing, of any such requests for information or of any negotiations or discussions.

         If our Board of Directors determines, after consultation with our financial advisor and legal counsel, that we have received an offer from a third party that is superior to Hudson River's, we must notify Hudson River of our intent to terminate the merger agreement. A superior offer means a written proposal, including a tender offer, made by a third party to acquire, directly or indirectly, for consideration consisting of cash and/or securities, more than 50% of Ambanc's outstanding shares of common stock, or all of, or substantially all of, Ambanc's assets, and provides consideration to Ambanc stockholders which our board of directors determines to be more favorable than the merger consideration Hudson River is paying under the merger agreement, and for which third party financing, to the extent required, is then firmly committed. If we notify Hudson River of our intent to terminate the merger agreement, we must specify the terms and conditions of the superior offer and identify the person making the offer. Hudson River will have two business days to match the offer from the third party, in which case we may not accept the offer from the third party. We shall have two business days to evaluate Hudson River's revised proposal to determine whether the revised merger consideration is equal to or exceeds that proposed by the superior offer. If we determine that the new consideration offered by Hudson River does not at least equal the superior proposal, we may terminate the merger agreement and pay Hudson River a termination fee of $3.0 million. See "Termination of the Merger Agreement."

Approvals Needed to Complete the Merger

         In addition to the approval of the merger agreement by our stockholders, completion of the merger and the transactions contemplated by the merger agreement are subject to the prior approval of the Office of Thrift Supervision ("OTS"), the Federal Deposit Insurance Corporation (the "FDIC") and the New York State Banking Board. The required applications for these approvals will be filed in the fourth quarter of 2001. In reviewing applications by the OTS under the Home Owners Loan Act of 1933, as amended ("HOLA"), and by the FDIC under the Bank Merger Act, both regulators must consider, among other factors, the financial and managerial resources and future prospects of the existing and resulting institutions, and the convenience and needs of the communities to be served. In addition, the OTS and the FDIC may not approve a transaction if it will result in a monopoly or otherwise be anti-competitive.

         Under the Community Reinvestment Act of 1977, the OTS and the FDIC must take into account the record of performance of Mohawk Community Bank and Hudson River in meeting the credit needs of the entire community, including low- and moderate-income neighborhoods, served by each institution. As part of the review process, the banking agencies frequently receive comments and protests from community groups and others. Mohawk Community Bank and Hudson River each received a "satisfactory" rating during their respective last Community Reinvestment Act examinations.

         The New York State Banking Board also must approve the merger under its
regulations.   The   applications   to  the  New  York  Banking  Board  will  be
substantially the same as the applications to the OTS and the FDIC.

         In addition, a period of not less than 15 days must expire following approval by the FDIC, within which period the United States Department of Justice may file objections to the merger under the federal anti-trust laws. Although we believe that the likelihood of such action by the Department of Justice is remote in this merger, there can be no assurance that the Department of Justice will not initiate such proceeding. If such proceeding is instituted or challenge is made, we cannot ensure a favorable result.

         We are not aware of any other regulatory approvals required for completion of the merger, except as described above. Should any other approvals be required, it is presently contemplated that such approvals would be sought. There can be no assurance that any other approvals, if required, will be obtained.

         The approval of any application merely implies the satisfaction of regulatory criteria for approval, which does not include review of the merger from the standpoint of the adequacy of the consideration to be received by Ambanc stockholders. Furthermore, regulatory approvals do not constitute an endorsement or recommendation of the merger.

         There can be no assurances that the requisite regulatory approvals will be received in a timely manner, in which event the consummation of the merger may be delayed. If the merger is not consummated on or before June 30, 2002, the merger agreement may be terminated by either Hudson River or us.

         It is a condition to the consummation of the merger that the regulatory approvals be obtained without any conditions or requirements that are unduly burdensome or would materially reduce the economic or business benefits of the merger to Hudson River. No assurance can be provided that any such approvals will not contain terms, conditions or requirements which fail to satisfy this condition of the merger.

Waiver and Amendment of the Merger Agreement; Alternative Structure

         By written approval of its Board of Directors, each party to the merger agreement may extend the time for the performance of any of the obligations or acts of the other party and may waive:

          * any inaccuracies in the representations and warranties contained in the merger agreement or any document delivered pursuant to the merger agreement,

          *    compliance with any covenant, undertaking or agreement,

          * to the extent permitted by law, satisfaction of any condition of the merger agreement, or

          * the performance by the other party of any of its obligations under the merger agreement.

         The merger agreement may be amended at any time by mutual agreement of the parties as approved by their Boards, in writing; provided, however, that after our stockholders have adopted the merger agreement no amendment can modify the form or decrease the amount of the merger consideration or otherwise materially adversely affect our stockholders without their approval.

Termination of the Merger Agreement

         The merger agreement may be terminated in writing prior to the effective time of the merger by:

          *    the mutual consent of the Boards of Hudson River and Ambanc,

          *    by the Boards of Hudson River or Ambanc if:

               * the other party has materially breached any of its covenants, agreements or representations and warranties and the breach has not been cured within 30 days after the giving of written notice,

               * any governmental entity of competent jurisdiction issues a final, nonappealable order prohibiting the completion of the merger transactions or if any application for regulatory approval is denied or withdrawn at the request or recommendation of the regulatory authority, provided that the denial or request or recommendation for withdrawal is not due to a breach of any provision of the merger agreement by the party seeking to terminate,

               *    our stockholders fail to adopt the merger agreement,

               * if the merger is not consummated by June 30, 2002, provided that the party seeking to terminate is not then in breach of any of its covenants, agreements or representations and warranties.

          * By the Board of Hudson River if our Board of Directors fails to recommend, or fails to continue its recommendation, that our stockholders adopt the merger agreement or if our Board modifies, withdraws or changes in any manner adverse to Hudson River its recommendation for adoption of the merger agreement,

          * by our Board within ten business days after the receipt of a superior offer to that of Hudson River's offer, and Hudson River does not timely match the superior offer, or, if Hudson does timely match the superior offer but our board determines that Hudson River's offer is not at least equal to the superior offer,

          * by Hudson River, in the event an environmental expert determines that any of our property as set forth in the merger agreement is in violation of any environmental law or regulation, and the cost to correct such violation is in excess of $500,000 or cannot reasonably be determined to be less than that amount.

         In the event that the merger agreement is terminated, the merger agreement will become void and have no effect, except for:

          *    provisions relating to confidential information,

          * provisions relating to a liquidated damages fee in the amount of $3.0 million payable to Hudson River by Ambanc following the occurrence of:

               * Hudson River's termination of the merger agreement if Ambanc fails to either 1) recommend, or fails to continue to recommend that Ambanc's stockholders vote in favor of the adoption of the agreement, or 2) Ambanc modifies, withdraws, or changes in any manner adverse to Hudson River its recommendation that its stockholders vote in favor of the adoption of the merger agreement, unless Ambanc stockholders adopt the merger agreement;

               * our termination of the merger agreement to accept a superior offer from a third party;

               * our or Hudson River's termination if the effective time of the merger has not occurred by June 30, 2002, provided that the terminating party is not in breach, in a material respect, of any of the covenants, representations or warranties or other agreements in the merger agreement, and, prior to the termination, the Ambanc stockholders meeting has not been held to vote on the adoption of the merger agreement;

               * our entering into an agreement with a third party relating to an acquisition proposal to acquire us or Mohawk Community Bank or the consummation of such an agreement within 18 months after termination of the merger agreement if an acquisition proposal is made to Ambanc:

                          an acquisition proposal means a proposal to enter into a merger or consolidation of Ambanc, the purchase of all or substantially all Ambanc's assets, a purchase of more than 19.9% of Ambanc's voting stock, a tender offer or a proxy contest, and either of the following thereafter occurs: (1) termination of the merger agreement by Hudson River due to our material breach of any of our covenants, agreements or representations and warranties and the breach is not timely cured; or (2) the failure of our stockholders to adopt the merger agreement.

                  A breaching party will not be relieved from any liability or damages for its willful breach of any provision of the merger agreement. If demand is made to us to pay liquidated damages and we timely pay such damages, then we are not liable for any other damages under the merger agreement.

Interests of Directors and Officers in the Merger that are Different from Your Interests

         Some members of our management and Board of Directors may have interests in the merger that are in addition to or different from the interests of our stockholders. Our Board was aware of these interests and considered them in approving the merger agreement.

         Ambanc Stock Options. As of __________ __, 2001, directors and executive officers held options to purchase in the aggregate 608,348 shares of Ambanc common stock under our stock option plan.
 Accordingly, each director and executive officer will receive payment for their stock options as described earlier in this proxy statement. The aggregate value of the payout for these stock options will be approximately $______ million. Officers Lisicki, Ziskin, Alescio and Nachod will receive payments of approximately $____________, $______________, $___________, and $__________,
respectively upon payment for their stock options. See " - Treatment of Options and Restricted Shares."

         Ambanc Restricted Stock Awards. As of ___________ 2001, an aggregate of _________ shares of our common stock have been awarded to our directors pursuant to the Ambanc recognition and retention plan. Accordingly, each director will receive payment for their restricted shares as described earlier in this proxy statement. The aggregate value of the payment for these restricted shares will be approximately $________________. See "-Treatment of Options and Restricted Shares."

         Standstill Agreements. Two current directors of Ambanc, Mr. Seymour Holtzman and Mr. Lawrence B. Seidman, and their respective affiliates, have entered into an agreement prohibiting such persons from acquiring any voting securities of Hudson River Bancorp, Inc., in excess of a specified aggregate limitation, and further requiring such parties to vote any securities of Hudson River Bancorp, Inc. currently owned or controlled by them with management of Hudson River Bancorp, Inc. The Standstill Agreements will remain in effect for a period of two years for Mr. Seidman and for a period of five years for Mr. Holtzman following the effective time of the merger. In exchange for their mutual promises, Mr. Holtzman will receive an initial payment of $49,000 and annual payments of $35,000 per year thereafter for a period of four years, and Mr. Seidman will receive two annual cash payments of $25,000.

         Ambanc Employee Stock Ownership Plan. As of _____________2001, our ESOP held __________ shares of our common stock which had not yet been allocated to participants and which were pledged as collateral for the remaining $_____ million loan to the ESOP. The ESOP will be terminated upon completion of the merger, at which time the loan will be repaid with the cash received by the ESOP in the merger. Based on the number of unallocated shares and the current loan balance, the ESOP will have approximately $______ million of cash profit after repayment of the ESOP loan, which cash will be allocated to the participants in accordance with the terms of the ESOP and distributed to participants in the ESOP following receipt of a favorable determination letter from the Internal Revenue Service. Officers Lisicki, Ziskin, Alescio and Nachod will receive allocations to their ESOP accounts of approximately$__________, $__________, $____________, $_________, respectively, based upon $__________million of cash profit related to the unallocated shares.

         Employment Agreements. Effective August, 2001, Ambanc and Mohawk Community Bank entered into employment agreements with Messrs. Lisicki, Ziskin, Alescio and Nachod. Under the employment agreements, Messrs. Lisicki, Ziskin, Alescio and Nachod are each entitled to receive a severance payment upon termination of their employment. The severance payments and benefits to Mr. Lisicki, Ziskin, Alescio and Nachod are approximately $920,000, $428,000, $325,000 and $325,000, respectively, excluding payments for stock options, restricted stock awards and excise taxes. Ambanc and Mohawk Community Bank also entered into employment agreements with three other officers which entitle such persons to payments in the aggregate of $326,794.

         Change in Control Severance Agreements. Mohawk Community Bank entered into change of control severance agreements with sixteen of its officers. The change in control agreements provide for a payment to each of the officers equal to between 50% and 100% of the officer's annual compensation for the preceding one year period upon the officer's termination of his or her employment by the Bank, other than for cause, or the officer terminates his or her employment for good reason within 12 months following a change in control. For purposes of the change in control agreements, the merger will constitute a "change in control." The aggregate amount that may be payable under the change in control agreements is approximately $432,000.

         Deferred Compensation. Directors who previously deferred payment of a portion of their directors fees shall, upon the effective date of the merger, receive such deferred sums in a lump-sum payment.

         Option to Purchase Loans by Director. At any time prior to the closing, Mohawk Community Bank may, in the ordinary course of business, sell, transfer, assign, convey or dispose of loans set forth in the merger agreement in connection with the Bank's New Jersey Loan Production Office. To the extent that any such loan is not sold at the effective time, Director Lawrence B. Seidman, for a period of eighteen months after the effective time and excluding any period during which Mr. Seidman remains a director of the Bank, may purchase such remaining loans for a cash purchase price equal to the unpaid principal balance of each loan, plus accrued interest.

         Protection of Directors, Officers and Employees Against Claims. In the merger agreement, Hudson River and Hudson River Bancorp, Inc. agreed to indemnify our and our subsidiaries' directors and officers after the completion of the merger. Hudson River also has agreed to maintain, for a period of three years after the effective time of the merger, our and our subsidiaries' current directors' and officers' liability insurance policies, provided that Hudson River may substitute insurance policies of at least the same coverage and amount containing terms and conditions which are substantially no less advantageous or containing terms and conditions consistent with Hudson River's current insurance policies, or Hudson River may purchase single limit tail coverage for the three-year period.

Employees and Benefit Plans

         The merger agreement provides that our and our subsidiaries' full-time employees who remain employed by Hudson River after the effective time of the merger will be eligible to participate in the benefit plans of Hudson River and Hudson River that are generally available to their full-time employees subject to the terms and provisions of the benefit plans. Continuing employees will receive credit for years of service with us and our subsidiaries for purposes of determining eligibility for participation, vesting and entitlement to vacation time and sick pay (but not for purposes of accrual or restoration of benefits that are calculated on an actuarial basis, including any qualified or non-qualified defined benefit plan or restoration plan) with Hudson River. Contributions to and accrual of benefits under benefit plans of Hudson River on behalf of continuing employees will only relate to qualifying compensation earned by the employees after the effective time of the merger, subject to the terms and provisions of such benefit plans. Continuing full time employees will not be eligible to participate in the Hudson River benefit restoration plan or any qualified plan of Hudson River (other than Hudson River's 401(k) plan into which Ambanc's 401(k) plan will merge) until the plan year commencing in 2003.

         Severance Payments. In the event Hudson River Bank & Trust Company terminates the employment of any full time employee of Ambanc within six months of the effective date of the merger, other than for cause, Hudson River Bank & Trust Company agreed to provide each such employee severance payments equal to such person's salary in effect at the time of the effective date of the merger multiplied by the total number of whole years of such employees' employment with Ambanc, up to a maximum of eight years.

Dissenters' Rights of Appraisal.

         You Have Dissenters' Rights of Appraisal Under Delaware law, if you do not wish to accept the cash payment provided for in the merger agreement, you have the right to dissent from the merger and to have an appraisal of the fair value of your shares conducted by the Delaware Court of Chancery. Stockholders electing to exercise dissenters' rights must strictly comply with the provisions of Section 262 of the Delaware General Corporation Law to perfect their rights. A copy of Section 262 is attached as Appendix C.

         The following is intended as a brief summary of the material provisions of the Delaware statutory procedures required to dissent from the merger and perfect a stockholder's dissenters' rights. This summary, however, is not a complete statement of all applicable requirements and is qualified in its entirety by reference to Section 262 of the Delaware General Corporation Law.

         Section 262 requires that stockholders be notified not less than 20 days before the special meeting to vote on the merger that dissenters' appraisal rights will be available. A copy of Section 262 must be included with such notice. This proxy statement constitutes our notice to you of the availability of dissenters' rights in connection with the merger. If you wish to consider exercising your dissenters' rights you should carefully review the text of
Section 262 contained in Appendix C because failure to timely and properly comply with the requirements of Section 262 will result in the loss of your dissenters' rights under Delaware law.

         If you elect to demand appraisal of your shares, you must satisfy all of the following conditions:

         * You must deliver to us a written demand for appraisal of your shares before the vote with respect to the merger is taken. This written demand for appraisal must be in addition to and separate from any proxy or vote abstaining from or against the merger. Voting against or failing to vote for the merger by itself does not constitute a demand for appraisal within the meaning of Section 262.

         * You must not vote in favor of the merger. An abstention or failure to vote will satisfy this requirement, but a vote in favor of the merger, by proxy or in person, will constitute a waiver of your dissenters' rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal.

         * You must continuously hold your shares of Ambanc common stock through the effective time of the merger.

         If you fail to comply with all of these conditions and the merger is completed, you will be entitled to receive the cash payment for any shares of Ambanc common stock you hold as of the effective time of the merger as provided for in the merger agreement but will have no dissenters' rights of appraisal for your shares of Ambanc common stock.

         All demands for appraisal should be addressed to the Corporate Secretary, Ambanc Holding Company, Inc., 11 Division Street, Amsterdam, New York, 12010-4303, before the vote on the merger is taken at the special meeting, and should be executed by, or on behalf of, the record holder of the shares of Ambanc common stock. The demand must reasonably inform us of the identity of the stockholder and the intention of the stockholder to demand appraisal of his or her shares.

         To be effective, a demand for appraisal by a holder of Ambanc common stock must be made by or in the name of such registered stockholder, fully and correctly, as the stockholder's name appears on his or her stock certificate(s) and cannot be made by the beneficial owner if he or she does not also hold the shares of record. The beneficial holder must, in such cases, have the registered owner submit the required demand in respect of such shares.

         If shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal should be made in such capacity. If the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or for all joint owners. An authorized agent, including one of two or more joint owners, may execute the demand for appraisal for a stockholder of record. However, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he or she is acting as agent for the record owner. A record owner, such as a broker, who holds shares as a nominee for others, may exercise his or her right of appraisal with respect to the shares held for one or more beneficial owners, while not exercising this right for other beneficial owners. In such case, the written demand should state the number of shares as to which appraisal is sought. Where no number of shares is expressly mentioned, the demand will be presumed to cover all shares held in the name of such record owner.

         If you hold your shares of Ambanc common stock in a brokerage account or in other nominee form and you wish to exercise appraisal rights, you should consult with your broker or such other nominee to determine the appropriate procedures for the making of a demand for appraisal by such nominee.

         Within ten days after the effective date of the merger, Hudson River must give written notice that the merger has become effective to each Ambanc stockholder who has properly filed a written demand for appraisal and who did not vote in favor of the merger. Within 120 days after the effective date, either Hudson River or any stockholder who has complied with the requirements of
Section 262 may file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares held by all stockholders entitled to appraisal. A dissenting stockholder may request from Hudson River during this 120 day period a statement setting forth (a) the aggregate number of shares not voted in favor of the merger and with respect to which demands for appraisal have been received, and (b) the aggregate number of holders of such shares. We have been informed that Hudson River does not presently intend to file such a petition in the event there are dissenting stockholders and has no obligation to do so. Accordingly, your failure to timely file a petition could nullify your demand for appraisal.

         At any time within 60 days after the effective date of the merger, any stockholder who has demanded an appraisal has the right to withdraw the demand and to accept the cash payment specified by the merger agreement for his or her shares of Ambanc common stock. If a petition for appraisal is duly filed by a stockholder and a copy of the petition is delivered to Hudson River, Hudson River will then be obligated within 20 days after receiving service of a copy of the petition to provide the Chancery Court with a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares. After notice to dissenting stockholders, the Chancery Court is empowered to conduct a hearing upon the petition, to determine those stockholders who have complied with Section 262 and who have become entitled to the appraisal rights provided thereby. The Chancery Court may require the stockholders who have demanded payment for their shares to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the court may dismiss the proceedings as to such stockholder.

         After determination of the stockholders entitled to appraisal of their shares of Ambanc common stock, the Chancery Court will appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any. When the value is determined, the court will direct the payment of such value, with interest thereon accrued during the pendency of the proceeding if the Chancery Court so determines, to the stockholders entitled to receive the same, upon surrender by such holders of the certificates representing such shares.

         In determining fair value, the Chancery Court is required to take into account all relevant factors. You should be aware that the fair value of the shares as determined under Section 262 could be more, the same, or less than the value that you are entitled to receive pursuant to the merger agreement.

         Costs of the appraisal proceeding may be imposed upon Hudson River and the stockholders participating in the appraisal proceeding by the Chancery Court as the court deems equitable in the circumstances. Upon the application of a stockholder, the Chancery Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts, to be charged pro rata against the value of all shares entitled to appraisal.

         Any stockholder who demands appraisal rights will not, after the effective date, be entitled to vote shares subject to such demand for any purpose or to receive payments of dividends or any other distribution with respect to such shares, other than with respect to payment as of a record date prior to the effective date; however, if no petition for appraisal is filed within 120 days after the effective date, or if such stockholder delivers a written withdrawal of his or her demand for appraisal and an acceptance of the merger within 60 days after the effective date, then the right of such stockholder to appraisal will cease and such stockholder will be entitled to receive the cash payment for shares of his or her Ambanc common stock pursuant to the merger agreement. Any withdrawal of a demand for appraisal made more than 60 days after the effective date of the merger may only be made with the written approval of the surviving corporation.

         In view of the complexity of Section 262, Ambanc stockholders who may wish to dissent from the merger and pursue appraisal rights should consult their legal advisors.

Federal Income Tax Consequences of the Merger to You

         The exchange of our common stock for cash pursuant to the terms of the merger agreement will be a taxable transaction for federal income tax purposes under the Internal Revenue Code, and may also be a taxable transaction under state, local and other tax laws. Similarly, any Ambanc stockholders who exercise their dissenters' appraisal rights and receive cash in exchange for their shares of Ambanc common stock will recognize gain or loss for federal income tax purposes and may recognize gain or loss under state, local and other tax laws. A stockholder of Ambanc will recognize gain or loss equal to the difference between the amount of cash received by the stockholder pursuant to the merger and the tax basis in the Ambanc common stock exchanged by such stockholder pursuant to the merger.

         Gain or loss must be determined separately for each block of Ambanc common stock surrendered pursuant to the merger. For purposes of federal tax law, a block consists of shares of Ambanc common stock acquired by the stockholder at the same time and price. Gain or loss recognized by the stockholder exchanging his or her Ambanc common stock pursuant to the merger or pursuant to the exercise of dissenters' rights will be capital gain or loss if such Ambanc common stock is a capital asset in the hands of the stockholder. If the Ambanc common stock has been held for more than one year, the gain or loss will be long-term. Capital gains recognized by an exchanging individual stockholder generally will be subject to federal income tax at capital gain rates applicable to the stockholder (up to a maximum of 39.6% for short-term capital gains and 20% for long-term capital gains), and capital gains recognized by an exchanging corporate stockholder generally will be subject to federal income tax at a maximum rate of 35%.

         Neither Hudson River nor Ambanc has requested or will request a ruling from the Internal Revenue Service as to any of the tax effects to Ambanc's stockholders of the transactions discussed in this proxy statement, and no opinion of counsel has been or will be rendered to Ambanc's stockholders with respect to any of the tax effects of the merger to stockholders.

         The federal income tax discussion set forth above is based upon current law and is intended for general information only. You are urged to consult your tax advisor concerning the specific tax consequences of the merger to you, including the applicability and effect of state, local or other tax laws and of any proposed changes in those tax laws and the Internal Revenue Code.

Accounting Treatment of the Merger

         The merger will be accounted for under the purchase method of accounting. Under this method of accounting, Hudson River and Ambanc will be treated as one company as of the date of the merger, and Hudson River will record the fair value of Ambanc's assets (including intangible assets which arise from either contractual or other legal rights or are separable) and liabilities on its consolidated financial statements. Acquisition costs in excess of the fair value of the net assets acquired will be recorded as goodwill. Goodwill will not be amortized for financial accounting purposes, but instead will be tested for impairment annually. Our results of operations will be included in Hudson River's consolidated income statement after completion of the merger.

Who Pays for What

         All out-of-pocket costs and expenses incurred in connection with the merger (including, but not limited to, counsel fees) will be paid by the party incurring such costs and expenses.

                           CERTAIN RELATED AGREEMENTS

Plan of Liquidation

          In connection with the merger, Ambanc will adopt a plan of liquidation under which Ambanc, immediately after the completion of the merger, will be liquidated and dissolved by transferring all of its assets and liabilities to Hudson River.

Bank Merger Agreement

         In connection with the merger, Mohawk Community Bank and Hudson River will enter into a bank merger agreement under which Mohawk Community Bank and Hudson River will merge, with Hudson River Bank being the surviving bank. The merger agreement provides that if the bank merger is completed prior to March 17, 2002, then at, or immediately prior to consummation of the bank merger, Mr. Lawrence B. Seidman, a current director of Ambanc and Chairman of the Board, will be elected as a director of Hudson River for a term ending on the close of business on March 17, 2002.

Voting Agreement

         As an inducement for Hudson River to enter into the merger agreement, each executive officers and director of Ambanc entered into a voting agreement with Hudson River Bank & Trust Company. Pursuant to the voting agreement, our executive officers and directors agreed to vote all of their shares of Ambanc common stock owned, controlled or for which they possess voting power in favor of the adoption of the merger agreement.

Standstill Agreement

         As an inducement for Hudson River to enter into the merger agreement, two directors of Ambanc, Mr. Seymour Holtzman and Mr. Lawrence B. Seidman, and their respective affiliates, entered into an agreement prohibiting such persons from acquiring any voting securities of Hudson River Bancorp Inc., in excess of a specified aggregate limitation, and such parties agreed that any Hudson River Bancorp, Inc. securities currently owned or controlled by them will be voted with the management of Hudson River Bancorp, Inc. The Standstill Agreements will remain in effect for a period of two years for Mr. Seidman and for a period of five years for Mr. Holtzman following the effective time of the merger. In exchange for their mutual promises, Mr. Holtzman will receive an initial payment of $49,000 and$35,000 per year for an additional four years thereafter, and Mr. Seidman, $25,000 per year for a period of two years.


                   BENEFICIAL OWNERSHIP OF AMBANC COMMON STOCK

         Stockholders of record as of the close of business on _______________, 2001 will be entitled to one vote for each share of our common stock then held. As of that date, we had ___________ shares of common stock issued and outstanding. The following table sets forth information regarding the share ownership of:

          * each holder of more than 5% of our outstanding common stock, including our Employee Stock Ownership Plan,

          * each member of our Board of Directors and each executive officer who is not a director, and

          * all of our and Mohawk Community Bank's directors and executive officers as a group.



                                                                   Percent of Shares
                                             Amount and Nature of   of Common Stock
Name and Address of Beneficial Owner       Beneficial Ownership(1)    Outstanding
------------------------------------       ----------------------- -----------------
Ambanc Holding Co., Inc.
  Employee Stock Ownership Plan
  11 Division Street
  Amsterdam, New York 12010                        384,709  (2)          8.7%
Seidman and Associates, L.L.C.
  19 Veteri Place
  Wayne, New Jersey 07470                          286,542  (5)          6.3%
Dimensional Fund Advisors, Inc.
  1299 Ocean Avenue, 11th Floor
  Santa Monica, California  90401                  335,200  (3)          7.4%
Jewelcor Management, Inc., et al.
  100 N. Wilkes-Barre Boulevard
  Wilkes-Barre, Pennsylvania  18702                317,090  (4)          7.0%
Daniel J. Greco, Director                           19,106  (6)           *
John M. Lisicki, President,
Chief Executive Officer and Director                71,744  (7)          1.6%
Charles S. Pedersen, Director                       25,434  (8)           *
John A. Tesiero, Jr., Director                      28,562  (9)           *
James J. Bettini, Sr, Director                       2,220 (10)           *
Seymour Holtzmann, Director                        317,090 (11)          7.0%
Allan R. Lyons, Director                             1,419                *
Charles E. Wright, Director                          2,320 (12)           *
William L. Petrosino, Director                      59,174 (13)          1.3%
John J. Daly, Director                              29,168 (14)           *
Marvin R. LeRoy, Jr., Director                      15,820 (15)           *
Lawrence B. Seidman, Director                      286,542 (16)          6.3%
Ronald S. Tecler, Director                          30,705 (17)           *
Benjamin Ziskin, Senior Vice President              43,255 (18)           *
Thomas Nachod, Senior Vice President                 3,029 (19)           *
James J. Alescio, Senior Vice President             30,218 (20)           *
Directors and executive officers of the
Company as a group (18 persons)                  1,029,028 (21)         21.9%

-----------------
*    An asterisk indicates ownership of less than 1%.
(1) The nature of beneficial ownership for shares reported in this column is sole voting and dispositive power, except as otherwise noted in these footnotes. Included in the shares beneficially owned by the named individuals are options to purchase shares of common stock, which are currently exercisable or which will become exercisable within 60 days of the Voting Record Date, as follows: Mr. Lisicki - 38,913 shares; Messrs. Greco, Tecler and Tesiero - 7,782 shares; Messrs. Daly, LeRoy, and Pedersen
     - 13,542 shares, Mr. Ziskin - 24,905 shares; Mr. Nachod - 2,000 shares; and Mr. Alescio - 17,122 shares.

(footnotes continued from previous page)
(2) The amount reported represents shares of common stock held by the Ambanc Holding Co., Inc. Employee Stock Ownership Plan (the "ESOP"). As of the Voting Record Date, 193,780 shares of common stock under the ESOP had been allocated to accounts of participants. RS Group Trust Company, as the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants or which have been allocated but are not voted by the participants. Participants in the ESOP have the right to direct the voting of shares allocated to their accounts. Unallocated shares held by the ESOP are voted by the plan trustee in the same manner that the plan trustee is directed to vote by the majority of the plan participants who directed the plan trustee as to the manner of voting the shares allocated to their plan accounts.
(3) As reported on a Schedule 13G filed with the Securities and Exchange Commission (the "SEC") on February 2, 2001. The filer reports sole voting and dispositive power with respect to all shares but disclaims beneficial ownership of all shares of common stock.
(4) As reported by Jewelcor Management, Inc. ("JMI") and the other members of a group formed with JMI under Section 13(d) of the Securities Exchange Act of 1934 based on an amended Schedule 13D filed with the SEC on September 20, 2000 and a Form 5 filed in February, 2001. JMI reported sole voting and dispositive power over 308,440 shares. The other members of the group reported beneficial ownership as follows:
         Mr. Seymour Holtzman, a director of the Company and a member of this group: shared voting and dispositive power over 4,886 shares; Mr. Holtzman's wife: none; Allison Holtzman Garcia, Mr. Holtzman's daughter: sole voting and dispositive power over 1,535 shares; Custodial Account f/b/o Allison Holtzman Garcia ("AHG Custodial Account"): sole voting and dispositive power over 1,374 shares; Trust f/b/o Steven Holtzman, Mr. Holtzman's son ("SH Trust"): sole voting and dispositive power over 160 shares; Custodial Account f/b/o Olivia Garcia, Mr. Holtzman's granddaughter ("OG Custodial Account"), sole voting and dispositive power over 160 shares; Custodial Account f/b/o Chelsea Holtzman, Mr. Holtzman's granddaughter ("CH Custodial Account"): sole voting and dispositive power over 535 shares; S.H. Holdings, Inc.: none; Jewelcor: none.
(5) As reported by Seidman and Associates, L.L.C. and the other members of a group formed with Seidman and Associates, L.L.C. under Section 13(d) of the Securities Exchange Act of 1934 based on a Schedule 13D filed with the SEC on August 25, 2000 and a Form 5 filed in February, 2001. Seidman and Associates, L.L.C. reported sole voting and dispositive power over 113,497 shares. The other members of the group reported beneficial ownership as follows: Mr. Lawrence B. Seidman, a director of the Company and a member of this group: sole voting and dispositive power over 286,542 shares; Seidman Investment Partnership, L.P.: sole voting and investment power over 36,170 shares; Seidman Investment Partnership II, L.P.: sole voting and investment power over 36,750 shares; Kerrimatt, L.P.: sole voting and investment power over 39,500 shares; Federal Holdings, L.L.C.: sole voting and investment power over 30,250 shares; Pollack Investment Partnership, L.P.: sole voting and investment power over 12,000 shares; discretionary clients: sole voting and investment power over 18,000 shares.
(6)      Includes shared voting and dispositive power over 7,134 shares.
(7)      Includes shared voting and dispositive power over 26,198 shares.
(8)      Includes shared voting and dispositive power over 2,500 shares.
(9)      Includes shared voting and dispositive power over 5,834 shares.
(10)     Includes shared voting and dispositive power over 600 shares.
(11) For detailed information regarding Mr. Holtzman's ownership, see footnote (4).
(12)     Includes shared voting and dispositive power over 700 shares.
(13)     Includes shared voting and dispositive power over 23,400 shares.
(14)     Includes shared voting and dispositive power over 2,611 shares.
(15)     Includes shared voting and dispositive power over 1,020 shares.
(16)     For  detailed  information  regarding  Mr.  Seidman's  ownership,   see
         footnote (5).
(17)     Includes shared voting and dispositive power over 2,140 shares.
(18)     Includes shared voting and dispositive power over 18,350 shares.
(19)     Includes shared voting and dispositive power over 1,029 shares.
(20)     Includes shares voting and dispositive power over 13,096 shares.
(21) This amount includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in a fiduciary capacity, held by certain of the group members' families, or held by trusts of which the group member is a trustee or substantial beneficiary, with respect to which shares the group member may be deemed to have sole or shared voting and/or investment powers. This amount also includes options to purchase 168,588 shares of common stock granted to group members which are currently exercisable or which will become exercisable within 60 days of the Voting Record Date. Includes shared voting and dispositive power over 730,939 shares of common stock. In addition, this amount includes the 317,090 shares owned by Mr. Holtzman and the other members of his group described in footnote (4) and the 286,542 shares owned by Mr. Seidman and the other members of his group described in footnote (5).

                              STOCKHOLDER PROPOSALS

         If the merger is not consummated prior to the next regularly scheduled annual meeting of our stockholders, any proposal which a stockholder wishes to be eligible to be included in our proxy materials for the next annual meeting of stockholders must be received at our main office located at 11 Division Street, Amsterdam, New York 12010-4303, Attention: Robert Kelly, Secretary, no later than ___________, 2002. Otherwise, any stockholder proposal to take action at the next annual meeting requires the stockholder to provide notice to us which must be received at our main office located at 11 Division Street, Amsterdam, NewYork, 12010-4303, not less than sixty (60) days prior to the anniversary date of the preceding year's annual meeting. The stockholder's notice must include certain information as specified in our bylaws. Nothing in this paragraph shall be deemed to require us to include in our proxy statement or the proxy relating to any annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received. In addition, all stockholder proposals must comply with our bylaws and Delaware law.


                                  OTHER MATTERS

         Each proxy solicited also confers discretionary authority on our Board of Directors to vote the proxy with respect to matters incident to the conduct of the meeting and upon such other matters as may properly come before the special meeting. Our Board of Directors is not aware of any business to come before the special meeting other than those matters described above in this proxy statement. However, if any other matter should properly come before the special meeting, it is intended that proxy holders will act in accordance with their best judgment.

    AMBANC HOLDING CO., INC.                 Please mark your        FOR
SPECIAL MEETING OF STOCKHOLDERS              vote as indicated       [X]
                                             in this example


         The  undersigned  hereby  appoints  the  Board of  Directors  of Ambanc
Holding Co., Inc. ("Ambanc"), and its successors, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Ambanc which the undersigned is entitled to vote at Ambanc's Special Meeting of Stockholders (the "Meeting'), to be held on __________, ____________ __, 2001, at our main office located at 11 Division
Street, Amsterdam, New York, at 1:00 p.m., local time, and at any and all adjournments and postponements thereof as follows:


1.   Approval of the Agreement and Plan of Merger,         FOR  AGAINST  ABSTAIN
     dated as of September 4, 2001, by and between         [ ]    [ ]      [ ]
     Hudson River Bank & TrustCompany and
     Ambanc Holding Co., Inc.

2.   Approval of motion to adjourn the Special             FOR  AGAINST  ABSTAIN
     Meeting, if necessary, to solicit additional proxies  [ ]    [ ]      [ ]
     with respect to approval of the Agreement and Plan of Merger.

Your Board of Directors           I plan to attend the Ambanc     YES      NO
recommends a vote "FOR"           Special Meeting.                [ ]     [ ]
proposals 1 and 2.

In their discretion, the proxies are authorized to vote on any other business that may property come before the Special Meeting or any adjournment or postponement thereof.

This Proxy will be voted as directed. If you date, sign and return this proxy but do not provide specific voting instructions, this proxy will be voted FOR Proposals 1 and 2. If any other business is presented at the Special Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Special Meeting. The stockholder may revoke this proxy at any time before it is voted.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The  undersigned   acknowledges  receipt  from  Ambanc,  prior  to  the
execution of this proxy, of Notice of the Special Meeting, the Proxy Statement and their materials.


Dated:
         ------------------------------      -----------------------------------
                                             Print Name of Stockholder(s)



---------------------------------------      -----------------------------------
Signature of Stockholder                     Signature of Stockholder

Please sign exactly as your name appears above on this form. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
           PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN
                       THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

                                                                      APPENDIX A

                          AGREEMENT AND PLAN OF MERGER

                                     between

                        HUDSON RIVER BANK & TRUST COMPANY

                                       and

                            AMBANC HOLDING CO., INC.

                          dated as of September 4, 2001

                                         AGREEMENT AND PLAN OF MERGER
                                               TABLE OF CONTENTS
                                                                                                          Page
                                                                                                          ----

                                                        ARTICLE I
                                                     DEFINITIONS

                                                       ARTICLE II
                                                    THE TRANSACTIONS
         2.1      The Corporate Merger.....................................................................A-7
         2.2      Effective Time; Closing..................................................................A-8
         2.3      Treatment of Capital Stock...............................................................A-8
         2.4      Shareholder Rights; Stock Transfers......................................................A-8
         2.5      Cancellation of Seller Options and Seller Restricted Stock...............................A-8
         2.6      Exchange Procedures......................................................................A-9
         2.7      Dissenting Shares.......................................................................A-10
         2.8      Liquidation and Bank Merger.............................................................A-11
         2.9      Additional Actions......................................................................A-11

                                                         ARTICLE III
                                          REPRESENTATIONS AND WARRANTIES OF SELLER

         3.1      Capital Structure.......................................................................A-11
         3.2      Organization, Standing and Authority of Seller..........................................A-11
         3.3      Ownership of Seller Subsidiaries........................................................A-12
         3.4      Organization, Standing and Authority of Seller Subsidiaries.............................A-12
         3.5      Authorized and Effective Agreement......................................................A-12
         3.6      Securities Documents and Regulatory Reports.............................................A-13
         3.7      Financial Statements....................................................................A-14
         3.8      Material Adverse Change.................................................................A-14
         3.9      Environmental Matters...................................................................A-14
         3.10     Tax Matters.............................................................................A-15
         3.11     Legal Proceedings.  ....................................................................A-16
         3.12     Compliance with Laws....................................................................A-16
         3.13     Certain Information.....................................................................A-16
         3.14     Employee Benefit Plans..................................................................A-17
         3.15     Certain Contracts.......................................................................A-18
         3.16     Brokers and Finders.....................................................................A-19
         3.17     Insurance...............................................................................A-19
         3.18     Properties..............................................................................A-19
         3.19     Labor...................................................................................A-19
         3.20     Allowance for Loan Losses...............................................................A-19
         3.21     Material Interests of Certain Persons...................................................A-20
         3.22     Fairness Opinion........................................................................A-20

                                                      A-i

         3.23     No Undisclosed Liabilities..............................................................A-20
         3.24     Loan Portfolio..........................................................................A-20
         3.25     Investment Portfolio....................................................................A-21
         3.26     Interest Rate Risk Management Instruments...............................................A-21
         3.27     Interim Events..........................................................................A-21
         3.28     Indemnification.........................................................................A-21
         3.29     Disclosures.............................................................................A-21

                                                              ARTICLE IV
                                                REPRESENTATIONS AND WARRANTIES OF BUYER

         4.1      Organization, Standing and Authority of Buyer...........................................A-21
         4.2      Authorized and Effective Agreement......................................................A-22
         4.3      Securities Documents and Regulatory Reports.............................................A-23
         4.4      Financial Statements....................................................................A-23
         4.5      Material Adverse Change.................................................................A-23
         4.6      Legal Proceedings.......................................................................A-23
         4.7      Certain Information.....................................................................A-23
         4.8      Brokers and Finders.....................................................................A-24
         4.9      Financial Resources.....................................................................A-24
         4.10     Disclosures.............................................................................A-24

                                                               ARTICLE V
                                                               COVENANTS

         5.1      Reasonable Best Efforts.................................................................A-24
         5.2      Shareholders Meeting....................................................................A-24
         5.3      Regulatory Matters......................................................................A-24
         5.4      Investigation and Confidentiality.......................................................A-25
         5.5      Press Releases..........................................................................A-26
         5.6      Business of the Parties.................................................................A-26
         5.7      Certain Actions.........................................................................A-29
         5.8      Current Information.....................................................................A-30
         5.9      Indemnification; Insurance..............................................................A-30
         5.10     Early Completion of Bank Merger.........................................................A-31
         5.11     Employees and Employee Benefit Plans....................................................A-31
         5.12     Organization of Merger Sub..............................................................A-33
         5.13     Conforming Entries.  ...................................................................A-33
         5.14     Integration of Policies.................................................................A-34
         5.15     Disclosure Supplements..................................................................A-34
         5.16     Failure to Fulfill Conditions...........................................................A-34
         5.17     Environmental Reports...................................................................A-34
         5.18     Litigation Matters .....................................................................A-35
         5.19     Liquidated Damages .....................................................................A-35
         5.20     Sale of Loans by Seller Bank ...........................................................A-36

                                                          A-ii

                                                              ARTICLE VI
                                                         CONDITIONS PRECEDENT

         6.1      Conditions Precedent - The Parties......................................................A-36
         6.2      Conditions Precedent - Seller...........................................................A-37
         6.3      Conditions Precedent - Buyer............................................................A-37

                                                              ARTICLE VII
                                                   TERMINATION, WAIVER AND AMENDMENT

         7.1      Termination.............................................................................A-38
         7.2      Effect of Termination...................................................................A-39
         7.3      Survival of Representations, Warranties and Covenants...................................A-39
         7.4      Waiver   A-39
         7.5      Amendment or Supplement.................................................................A-39
         7.6      Specific Performance....................................................................A-39

                                                             ARTICLE VIII
                                                             MISCELLANEOUS

         8.1      Expenses.  .............................................................................A-40
         8.2      Entire Agreement........................................................................A-40
         8.3      No Assignment...........................................................................A-40
         8.4      Notices  A-40
         8.5      Alternative Structure...................................................................A-41
         8.6      Interpretation..........................................................................A-41
         8.7      Counterparts............................................................................A-41
         8.8      Governing Law...........................................................................A-41
         8.9      Severability............................................................................A-41




Exhibit A         Form of Voting Agreement
Exhibit B         Form of Standstill Agreement


                          AGREEMENT AND PLAN OF MERGER

         WHEREAS, the Boards of Directors of the Parties (as such term is defined in Article I hereof) have determined to consummate certain business combination transactions subject to the terms and conditions set forth herein; and

         WHEREAS, as a material inducement for Buyer to enter into this Agreement, each of the executive officers and directors of Seller and each of their respective affiliates have entered into a Voting Agreement (as such term is defined in Article I hereof) pursuant to which each such person has agreed to vote all of the shares of Seller Common Stock owned, controlled or for which such person has voting power in favor of the Corporate Merger (as such term is defined in Article I herein) and the adoption of this Agreement; and

         WHEREAS, as a material inducement for Buyer to enter into this Agreement Seymour Holtzman and Lawrence Seidman and their affiliates have entered into the Standstill Agreements (as such term is defined in Article I hereof) with Buyer; and

         NOW,   THEREFORE,   in  consideration  of  the  foregoing  and  of  the
representations, warranties, covenants and agreements of the Parties contained herein, the Parties hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         The following terms shall have the meanings ascribed to them for all purposes of this Agreement.

         "Acquisition Proposal" means a proposal to engage in, or a public announcement to engage in, or a filing with the SEC or any other Governmental Entity with respect to, any of the following: (a) a merger, consolidation or any similar transaction involving Seller or Seller Bank (other than the Transactions), (b) a purchase, lease or other acquisition of all or a substantial portion of the assets of Seller or Seller Bank, (c) a purchase or other acquisition of "beneficial ownership" by any "person" or "group" (as such terms are defined in Section 13(d)(3) of the Exchange Act) (including by way of merger, consolidation, share exchange, or otherwise) which would cause such person or group to become the beneficial owner of securities representing more than 19.9% of the voting power of Seller, (d) a tender or exchange offer to acquire securities representing more than 19.9% of the voting power of Seller or
(e) a public proxy or consent solicitation made to the shareholders of Seller seeking proxies in opposition to this Agreement or the Corporate Merger.

         "Agreement" means this Agreement and Plan of Merger, as the same may be modified or amended in accordance with the terms hereof.

         "Bank Merger" means the merger of Seller Bank into Buyer.

         "Buyer" means Hudson River Bank & Trust Company, a New York chartered savings institution and wholly owned subsidiary of Parent.

         "Buyer's Proposal" has the meaning set forth in Section Section 5.7(b).

         "Cause" means termination because of the employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or willful violation of any law, rule or regulation (other than traffic violations or similar offenses).

         "Certificate"  means any certificate  which prior to the Effective Time
represented   shares  of  Seller  Common  Stock  other  than   certificates  for
Seller-Owned Shares and certificates for Seller Restricted Stock.

         "Certificate of Merger" means the certificate of merger to be filed with the Delaware Secretary of State with respect to the Corporate Merger.

         "Closing" means the closing of the Corporate Merger at a time and place reasonably selected by Buyer following the satisfaction or waiver of all conditions to the Corporate Merger.

         "Closing Date" means the date on which the Closing occurs.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Corporate Merger" means the merger of Merger Sub into Seller, with Seller as the surviving corporation.

         "CRA" means the Community Reinvestment Act.

         "Department" means the New York State Department of Banking.

         "DGCL" means the Delaware General Corporation Law, as amended.

         "Dissenting Shares" means any shares of Seller Common Stock whose holder becomes entitled to fair value under the DGCL.

         "DOJ" means the United States Department of Justice.

         "Effective Time" means the time of the filing of the Certificate of Merger, or such later time as may be specified in the Certificate of Merger.

         "Environmental Claim" means any written notice from any Governmental Entity or third party alleging potential liability (including potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries or penalties) arising out of, based on, or resulting from the presence, or release into the environment, of any Materials of Environmental Concern.

         "Environmental Laws" shall mean any federal, state or local law, statute, ordinance, rule, regulation, code, license, permit, authorization, approval, consent, order, judgment, decree, injunction or agreement with any Governmental Entity relating to (a) the protection, preservation or restoration of the environment (including air, water vapor, surface water, groundwater, drinking water supply, surface soil, subsurface soil, plant and animal life or any other natural resource), and/or (b) the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of Materials of Environment Concern. The term Environmental Law includes (i) the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. ss.9601, et seq; the Resource Conservation and Recovery Act, as amended, 42 U.S.C. ss.6901, et seq; the Clean Air Act, as amended, 42 U.S.C. ss.7401, et seq; the Federal Water Pollution Control Act, as amended, 33 U.S.C. ss.1251, et seq; the Toxic Substances Control Act, as amended, 15 U.S.C. ss.9601, et seq; the Emergency Planning and Community Right to Know Act, 42 U.S.C. ss.1101, et seq; the Safe Drinking Water Act, 42 U.S.C. ss.300f, et seq; and all comparable state and local laws, and (ii) any common law (including common law that may impose strict liability) that may impose liability or obligations for injuries or damages due to, or threatened as a result of, the presence of or exposure to any Materials of Environmental Concern.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Exchange Agent" means Registrar & Transfer Company.

         "FDIA" means the Federal Deposit Insurance Act, as amended.

         "FDIC" means the Federal Deposit Insurance Corporation or any successor thereto.

         "Federal Reserve Board" means the Board of Governors of the Federal Reserve System.

         "FHLB" shall mean the Federal Home Loan Bank of New York.

         "GAAP" means generally accepted accounting principles.

         "Governmental Entity" means any federal or state court, administrative agency or commission or other governmental authority or instrumentality.

         "HOLA" means the Home Owners' Loan Act, as amended.

         "include" means "include without limitation."

         "Indemnified Parties" has the meaning set forth in Section 5.9(a).

         "Insider Loans" means loans from Seller or any Seller Subsidiary to any officer, director or employee of Seller, any Seller Subsidiary or any associate or related interest of any such person.

         "IRS" means the Internal Revenue Service or any successor thereto.

         "Liquidation" means the liquidation and dissolution of Seller pursuant to which all of the assets and liabilities of Seller shall be transferred to Buyer.

         "MAE Qualification" shall mean except for any failures, non-compliances, facts, events or circumstances, which when aggregated with all other failures, non-compliances, facts, events or circumstances would not have a Material Adverse Effect.

         "Material Adverse Effect" means, (a) in the case of Seller, any effect that is material and adverse to the condition (financial or otherwise), results of operations or business of Seller and its Subsidiaries, taken as a whole, or that materially impairs the ability of Seller or Seller Bank to consummate any of the Transactions, provided, however, that a Material Adverse Effect shall not be deemed to include the impact of (i) changes in laws and regulations or interpretations thereof that are generally applicable to the banking or savings institution industries, (ii) changes in GAAP that are generally applicable to the banking or savings institution industries, (iii) expenses incurred in connection with this Agreement and the Transactions, including payments to be made pursuant to Previously Disclosed employment and severance agreements and the financial reporting expense associated with the retirement of the Seller ESOP loan, (iv) actions or omissions of Seller or Seller Bank taken with the prior informed written consent of Buyer in contemplation of the Transactions or
(v) changes attributable to or resulting from changes in general economic conditions generally affecting financial institutions, including changes in the prevailing level of interest rates; and (b) in the case of Buyer, any effect that materially impairs the ability of Buyer to make payment at the Effective Time of the aggregate Merger Consideration or otherwise materially impairs the ability of Buyer to consummate any of the Transactions.

         "Materials of Environmental Concern" means pollutants, contaminants, wastes, toxic substances, petroleum and petroleum products and any other materials regulated under Environmental Laws.

         "Merger Consideration" shall mean $21.50 in cash without interest for each share of Seller Common Stock outstanding immediately prior to the Effective Time (but excluding Dissenting Shares and Seller-Owned Shares).

         "Merger Sub" means a Delaware corporation to be organized as a first tier, transitory Subsidiary of Buyer.

         "Merger Sub Common Stock" means the common stock of Merger Sub.

         "NASD" means the National Association of Securities Dealers, Inc.

         "New Merger Consideration" has the meaning set forth in Section 5.7(b).

         "NYBL" means the New York Banking Law.

         "OTS" means the Office of Thrift Supervision of the U.S. Department of the Treasury or any successor thereto.

         "Parent" means Hudson River Bancorp, Inc., a Delaware corporation.

         "Parent Financial Statements" means the consolidated balance sheets (including related notes and schedules, if any) of Parent as of June 30, 2001 and 2000 and the consolidated income statements and statements of changes in equity and cash flows (including related notes and schedules, if any) of Parent for each of the three years ended June 30, 2001, 2000 and 1999, as filed by Parent in its Securities Documents.

         "Parties" means Buyer and Seller.

         "Party" means either Buyer or Seller.

         "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

         "Plan of Bank Merger" means the plan of merger to be entered into by Seller Bank and Buyer to effectuate the Bank Merger.

         "Previously Disclosed" means disclosed in a disclosure schedule delivered prior to the date hereof by the disclosing Party to the other Party specifically referring to the appropriate section of this Agreement and describing in reasonable detail the matters contained therein.

         "Proxy Statement" means the proxy statement to be delivered to shareholders of Seller in connection with the solicitation of their adoption of this Agreement.

         "Rights" means warrants, options, rights, convertible securities and other arrangements or commitments which obligate an entity to issue or dispose of any of its capital stock or other ownership interests.

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Securities Documents" means all reports, offering circulars, proxy statements, registration statements and all similar documents filed, or required to be filed, pursuant to the Securities Laws.

         "Securities Laws" means the Securities Act; the Exchange Act; the Investment Company Act of 1940, as amended; the Investment Advisers Act of 1940, as amended; the Trust Indenture Act of 1939, as amended, and the rules and regulations of the SEC promulgated thereunder.

         "Seller" means Ambanc Holding Co., Inc., a Delaware corporation.

         "Seller Bank" means Mohawk Community Bank , a federally chartered savings bank and wholly owned subsidiary of Seller.

         "Seller Common Stock" means the common stock, par value $0.01 per share, of Seller.

         "Seller   Defined   Benefit  Plan"  means  any  Seller   Employee  Plan
constituting a "defined benefit plan" within the meaning of Section 3(35) of ERISA.

         "Seller Employee Plans" means all stock option, employee stock purchase and stock bonus plans, qualified pension, stock ownership or profit-sharing plans, any deferred compensation, consultant, bonus or group insurance contract or any other incentive, health and welfare or employee benefit plan or agreement maintained for the benefit of employees or former employees of Seller or any Seller Subsidiary, whether written or oral.

         "Seller ESOP" means the employee stock ownership plan of Seller, as in effect as of the date hereof.

         "Seller Financial Statements" means (a) the consolidated balance sheets (including related notes and schedules, if any) of Seller as of December 31, 2000 and 1999 and the consolidated statements of income, changes in stockholders' equity and cash flows (including related notes and schedules, if any) of Seller for each of the three years ended December 31, 2000, 1999 and 1998 as filed by Seller in its Securities Documents, and (b) the consolidated balance sheets of Seller (including related notes and schedules, if any) and the consolidated statements of income, changes in stockholders' equity and cash flows (including related notes and schedules, if any) of Seller included in the Securities Documents filed by Seller with respect to the periods ended subsequent to December 31, 2000.

         "Seller Options" means options to purchase shares of Seller Common Stock issued pursuant to Seller's 1997 Stock Option and Incentive Plan or pursuant to any other stock option plan of an entity previously acquired by Seller.

         "Seller-Owned Shares" means any shares of Seller Common Stock which are owned beneficially or of record by any Party or any Subsidiary of a Party immediately prior to the Effective Time, other than shares held in a fiduciary capacity for the benefit of third parties (including under the Seller ESOP and other Seller Employee Plans) or as a result of debts previously contracted.

         "Seller Preferred Stock" means the shares of preferred stock, par value $0.01 per share, of Seller.

         "Seller Restricted Stock" means outstanding shares of Seller Common Stock subject to restrictions pursuant to any restricted stock plan.

         "Standstill Agreements" are the agreements, substantially in the form of Exhibit B, to be entered into by Seymour Holtzman and Lawrence Seidman and their respective affiliates with Buyer providing for, among other things, that none of Seymour Holtzman, Lawrence Seidman or any of their respective affiliates shall directly or indirectly for a stated period of time acquire any voting securities (or securities which are convertible to voting securities) of Parent in excess of a specified aggregate limitation and all voting securities of Parent owned or controlled by them or any of them shall be voted with management of Parent.

         "Superior Offer" means any bona fide proposal, including a tender offer, made by a third party to acquire, directly or indirectly, for consideration consisting of cash and/or securities, more than 50% of the outstanding Seller Common Stock or all or substantially all the assets of Seller and provides consideration to Seller's shareholders which the Board of Directors of Seller determines in its good faith judgment (based on the advice of its financial advisor) to be more favorable than the Merger Consideration and for which third-party financing, to the extent required, is then firmly committed.

         "Superintendent" means the Superintendent of the Department.

         "Subsidiary" and "Significant Subsidiary" have the meanings set forth in Rule 1-02 of Regulation S-X of the SEC.

         "Surviving Corporation" means Seller after the Corporate Merger.

         "Surviving Corporation Common Stock" means the shares of common stock of the Surviving Corporation.

         "Transactions" means the Corporate Merger, Liquidation and Bank Merger.

         "Voting Agreement" means that certain agreement entered into between Buyer and each of the executive officers and directors of Seller and each of their respective affiliates on the date hereof in the form of Exhibit A hereto.

                                   ARTICLE II
                                THE TRANSACTIONS

         2.1 The Corporate Merger.

                  (a) Subject to the terms and conditions of this Agreement, at the Effective Time, Merger Sub shall be merged into Seller in accordance with the provisions of Section 251 of the DGCL, and the separate corporate existence of Merger Sub shall cease. Seller shall be the Surviving Corporation of the Corporate Merger, and shall continue its corporate existence under the laws of the State of Delaware. The name of the Surviving Corporation shall be as stated in the Certificate of Incorporation of Seller immediately prior to the Effective Time.

                  (b) The Certificate of Incorporation and Bylaws of Seller as in effect immediately prior to the Effective Time shall be the Certificate of Incorporation and Bylaws of the Surviving Corporation.

                  (c) The directors and officers of Merger Sub immediately prior to the Effective Time shall be the directors and officers of the Surviving Corporation.

         2.2  Effective  Time;  Closing.   The  Corporate  Merger  shall  become
effective at the Effective Time. The Certificate of Merger shall be properly executed and filed with the Secretary of State of Delaware on the Closing Date.

         2.3 Treatment of Capital Stock. At the Effective Time, automatically by virtue of the Corporate Merger and without any action on the part of any Party or any shareholder:

                  (a) each outstanding share of Merger Sub Common Stock shall become an outstanding share of Surviving Corporation Common Stock;

                  (b) each outstanding or treasury share of Buyer capital stock shall be unchanged and shall continue as an outstanding or treasury share of Buyer capital stock;

                  (c) each share of Seller Common Stock issued and outstanding immediately prior to the Effective Time (other than Dissenting Shares and Seller-Owned Shares) shall be converted into the right to receive the Merger Consideration; and

                  (d) all Seller-Owned Shares shall be cancelled and retired without consideration or conversion.

         2.4 Shareholder Rights; Stock Transfers. At the Effective Time, holders of Seller Common Stock shall cease to be and shall have no rights as shareholders of Seller, other than such rights as they may have under the DGCL. After the Effective Time, there shall be no transfers on the stock transfer books of Seller or the Surviving Corporation of shares of Seller Common Stock and if Certificates are presented for transfer after the Effective Time, they shall be delivered to Buyer or the Exchange Agent for cancellation against delivery of the Merger Consideration. No interest shall be paid on the Merger Consideration.

         2.5 Cancellation of Seller Options and Seller Restricted Stock.

                  (a) Each Seller Option outstanding on the date hereof and remaining outstanding immediately prior to the Effective Time, whether or not the option is then exercisable, shall be converted into the right to receive a cancellation payment in an amount equal to the product of (i) the number of shares of Seller Common Stock subject to such option immediately prior to the Effective Time and (ii) the excess, if any, of the Merger Consideration over the exercise price per share of such option, net of any cash which must be withheld under federal and state income and employment tax requirements. Such cash payments shall be made by Seller not later than the Effective Time in consideration for, and shall result in, the settlement and cancellation of all such Seller Options. As a condition to the receipt of a cash payment in cancellation of options, each option holder shall execute and deliver a cancellation agreement to Seller in form and substance reasonably satisfactory to Buyer.

                  (b) Each share of Seller Restricted Stock outstanding immediately prior to the Effective Time shall be canceled and exchanged for a payment to made to the recipient or holder thereof by the Seller Bank not later than the Effective Time in an amount equal to the Merger Consideration, less any cash which must be withheld under federal and state income and employment tax requirements; provided that such recipient or holder shall deliver to the Seller Bank a cancellation agreement in form and substance reasonably satisfactory to the Buyer prior to receipt of such payment.

         2.6 Exchange Procedures.

                  (a) No later than five business days following the Effective Time, Buyer shall cause the Exchange Agent to mail or make available to each holder of record of any Certificate a notice and letter of transmittal disclosing the effectiveness of the Corporate Merger and the procedure for exchanging Certificates for the Merger Consideration. Such letter of transmittal shall specify that delivery shall be effected and risk of loss and title shall pass only upon proper delivery of Certificates to the Exchange Agent.

                  (b) At or prior to the Effective Time, or at such other time or times as the Exchange Agent may otherwise request, Buyer shall deliver to the Exchange Agent for the benefit of the holders of Certificates (other than the holders of Dissenting Shares) an amount of cash for timely payment of the aggregate Merger Consideration to such holders of Certificates.

                  (c) Each holder of a Certificate (other than holders of Dissenting Shares) who surrenders such Certificate to the Exchange Agent will, upon acceptance thereof by the Exchange Agent, be entitled to the Merger Consideration to be paid within seven business days of acceptance by the Exchange Agent. The Exchange Agent shall accept Certificates upon compliance with such reasonable terms and conditions as the Exchange Agent may impose to effect an orderly exchange in accordance with normal exchange practices. Each Certificate which is not surrendered to the Exchange Agent shall, except as otherwise herein provided, evidence ownership of only the right to receive the Merger Consideration without interest.

                  (d) The Exchange Agent shall not be obligated to deliver the Merger Consideration until the holder surrenders a Certificate as provided in this Section 2.6, or, in default thereof, an appropriate affidavit of loss and indemnity agreement and/or a bond as may be required in each case by the Exchange Agent. If any check is to be issued in a name other than that in which the Certificate is registered, it shall be a condition of the issuance thereof that the Certificate so surrendered shall be properly endorsed or accompanied by an executed form of assignment separate from the Certificate and otherwise in proper form for transfer and that the person requesting such exchange pay to the Exchange Agent any transfer or other tax required by reason of the issuance of a check in any name other than that of the registered holder of the Certificate surrendered or otherwise establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.

                  (e) Any portion of the cash delivered to the Exchange Agent by Buyer pursuant to Section 2.6(b) that remains unclaimed by the shareholders of Seller for six months after the

Closing Date shall be delivered by the Exchange Agent to Buyer. Any shareholders of Seller who have not theretofore complied with Section 2.6(c) shall thereafter look only to Buyer for the Merger Consideration. If Certificates are not surrendered or the payment for them is not claimed prior to the date on which such payment would otherwise escheat to or become the property of any Governmental Entity, the unclaimed items shall, to the extent permitted by abandoned property and any other applicable law, become the property of Buyer (and to the extent not in its possession shall be delivered to it), free and clear of all claims or interest of any person previously entitled to such property. Neither the Exchange Agent nor any Party shall be liable to any holder of Seller Common Stock represented by any Certificate for any consideration paid to a public official pursuant to applicable abandoned property, escheat or similar laws. Buyer and the Exchange Agent shall be entitled to rely upon the stock transfer books of Seller to establish the identity of those persons entitled to receive the Merger Consideration, which books shall be conclusive with respect thereto. In the event of a dispute with respect to ownership of Seller Common Stock represented by any Certificate, Buyer and the Exchange Agent shall be entitled to deposit any Merger Consideration represented thereby in escrow with an independent third party and thereafter be relieved with respect to any claims thereto.

                  (f) The Exchange Agent or Buyer shall be entitled to deduct and withhold from consideration otherwise payable pursuant to this Agreement to any holder of Certificates, such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by the Exchange Agent or Buyer, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the Certificates in respect of which such deduction and withholding was made.

         2.7 Dissenting Shares.

                  (a) Any holders of Dissenting Shares shall be entitled to payment for such shares only to the extent permitted by and in accordance with the provisions of the DGCL; provided, however, that if, in accordance with the DGCL, any holder of Dissenting Shares shall forfeit such right to payment of the fair value of such shares, such shares shall thereupon be deemed to have been converted into and to have become exchangeable for, as of the Effective Time, the right to receive the Merger Consideration without interest from Buyer. Dissenting Shares shall not, after the Effective Time, be entitled to vote for any purpose or receive any dividends or other distributions and shall be entitled only to such rights as are afforded in respect of Dissenting Shares pursuant to the DGCL.

                  (b) Seller shall give Buyer (i) prompt notice of any written objections to the Corporate Merger and any written demands for the payment of the fair value of any shares, withdrawals of such demands, and any other instruments served pursuant to the DGCL received by Seller and (ii) the opportunity to participate in all negotiations and proceedings with respect to such demands under the DGCL. Seller shall not voluntarily make any payment with respect to any demands for payment of fair value and shall not, except with the prior written consent of Buyer, settle or offer to settle any such demands.

         2.8 Liquidation and Bank Merger. Immediately after the Effective Time the Board of Directors of Buyer shall approve the Liquidation and shall take all necessary action to consummate the Liquidation. Immediately after consummation of the Liquidation, Buyer shall cause its Board of Directors and the Boards of Directors of Seller Bank to approve the Plan of Bank Merger and to take all necessary action to cause the Bank Merger to become effective.

         2.9 Additional Actions. If, at any time after the Effective Time, Buyer shall consider that any further assignments or assurances in law or any other acts are necessary or desirable to (i) vest, perfect or confirm, of record or otherwise, in Buyer its right, title or interest in, to or under any of the rights, properties or assets of Seller or Seller Bank acquired or to be acquired by Buyer as a result of, or in connection with, the Transactions, or (ii) otherwise carry out the purposes of this Agreement, Seller, Seller Bank and their proper officers and directors shall be deemed to have granted to Buyer an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such rights, properties or assets in Buyer and otherwise to carry out the purposes of this Agreement; and the proper officers and directors of Buyer are fully authorized in the name of Seller, Seller Bank or otherwise to take any and all such action.

                                   ARTICLE III
                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller  represents  and  warrants  to  Buyer  as  follows,   except  as
Previously Disclosed:

         3.1 Capital Structure. The authorized capital stock of Seller consists of fifteen million shares of Seller Common Stock and five million shares of Seller Preferred Stock. As of the date hereof, 4,436,178 shares of Seller Common Stock are outstanding including shares of Seller Restricted Stock, 996,067 shares of Seller Common Stock are held in treasury, and no shares of Seller Preferred Stock have been issued. All outstanding shares of Seller Common Stock have been duly authorized and validly issued and are fully paid and nonassessable, and none of the outstanding shares of Seller Common Stock has been issued in violation of the preemptive rights of any person, firm or entity. Except for (a) Seller Options to acquire not more than 608,348 shares of Seller Common Stock, a schedule of which has been Previously Disclosed that includes the name of each optionee, the number of Seller Options held by each optionee, the vesting date of each Seller Option and the exercise price thereof, and (b) 6,975 shares of Seller Restricted Stock a schedule of which has been Previously Disclosed, there are no Rights authorized, issued or outstanding with respect to the capital stock of Seller.

         3.2 Organization, Standing and Authority of Seller. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own and lease all of its properties and assets and to carry on its business as now conducted, and Seller is duly licensed or qualified to do business and is in good standing in each jurisdiction in which its ownership or leasing of property or the conduct of its business requires such licensing or qualification. Seller is a unitary savings and loan holding company under the HOLA and the regulations of the OTS thereunder. Seller has heretofore delivered to Buyer true and complete copies of the Certificate of Incorporation and Bylaws of Seller as in effect as of the date hereof.

         3.3 Ownership of Seller Subsidiaries. Seller has Previously Disclosed the name, jurisdiction of incorporation and percentage ownership of each direct or indirect Seller Subsidiary and has identified Seller Bank as its only Significant Subsidiary. Except for (a) capital stock of Seller Subsidiaries, (b) securities and other interests held in a fiduciary capacity and beneficially owned by third parties or taken in consideration of debts previously contracted and (c) securities and other interests which are Previously Disclosed, neither Seller nor any Seller Subsidiary owns or has the right to acquire, directly or indirectly, any outstanding capital stock or other voting securities or ownership interests of any corporation, bank, savings association, partnership, joint venture or other organization, other than investment securities representing not more than 5% of any entity. The outstanding shares of capital stock or other ownership interests of each Seller Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable, and are directly owned by Seller free and clear of all liens, claims, encumbrances, charges, pledges, restrictions or rights of third parties of any kind whatsoever. No rights are authorized, issued or outstanding with respect to the capital stock or other ownership interests of Seller Subsidiaries and there are no agreements, understandings or commitments relating to the right of Seller or any Seller Subsidiary to vote or to dispose of such capital stock or other ownership interests.

         3.4 Organization, Standing and Authority of Seller Subsidiaries. Each of the Seller Subsidiaries is a savings bank, corporation or partnership duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized with full power and authority to own and lease all of its properties and assets and to carry on its business as now conducted, and each of the Seller Subsidiaries is duly licensed or qualified to do business and is in good standing in each jurisdiction in which its ownership or leasing of property or the conduct of its business requires such licensing or qualification. The deposit accounts of Seller Bank are insured by the FDIC to the maximum extent permitted by the FDIA and Seller Bank has paid all deposit insurance premiums and assessments required by the FDIA and the regulations thereunder. Seller has heretofore delivered to Buyer true and complete copies of the Charter and Bylaws of Seller Bank as in effect as of the date hereof.

         3.5 Authorized and Effective Agreement.

                  (a) Seller has all requisite power and authority to enter into
this   Agreement  and  (subject  to  receipt  of  all  necessary   approvals  of
Governmental Entities and the adoption of this Agreement by Seller's shareholders) to perform all of its respective obligations hereunder. The execution and delivery of this Agreement and the completion of the transactions contemplated hereby have been duly authorized and approved by all necessary corporate action in respect thereof on the part of Seller, except for the adoption of this Agreement by Seller's shareholders. This Agreement has been duly and validly executed and delivered by Seller and, assuming due authorization, execution and delivery by Buyer, constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (b) Neither the execution  and delivery of this  Agreement nor completion of the Transactions or compliance by Seller with any of the provisions hereof does or will (i) conflict with or result in a breach of any provisions  of the  Certificate  of  Incorporation  or  Bylaws  of Seller or the
equivalent documents of any Seller Subsidiary, (ii) violate, conflict with or result in a breach of any term, condition or provision of, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or give rise to any right of termination, cancellation or acceleration with respect to, or result in the creation of any lien, charge or encumbrance upon any property or asset of Seller or any Seller Subsidiary pursuant to, any material note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other material instrument or obligation to which Seller or any Seller Subsidiary is a party, or by which any of their respective properties or assets may be bound or affected, or (iii) subject to receipt of all required approvals from Governmental Entities and the shareholders of Seller, violate any order, writ, injunction, decree, statute, rule or regulation applicable to Seller or any Seller Subsidiary.

                  (c) To the best knowledge of Seller, except for (i) the filing of applications and notices with and the approvals of the OTS and the FDIC, (ii) the filing of applications with the Department and the approvals of the Superintendent, (iii) the filing and clearance of the Proxy Statement relating to the meeting of shareholders of Seller to be held pursuant to Section 5.2 hereof with the SEC, (iv) the adoption of this Agreement by the requisite vote of the shareholders of Seller, (v) the filing of the Certificate of Merger with the Secretary of State of Delaware in connection with the Corporate Merger and
(vi) review of the Transactions by the DOJ under federal antitrust laws, no consents or approvals of or filings or registrations with any Governmental Entity or with any third party are necessary on the part of Seller or Seller Bank in connection with the execution and delivery by Seller of this Agreement and the completion of the Transactions.

                  (d) As of the date hereof, Seller is not aware of any reasons relating to Seller or Seller Bank (including CRA compliance) why all consents and approvals shall not be procured from all Governmental Entities having jurisdiction over the Transactions as shall be necessary for the completion of the Transactions and the continuation by Buyer after the Effective Time of the business of each of Seller and Seller Bank, respectively, as such business is carried on immediately prior to the Effective Time, free of any conditions or requirements which could impair the value of Seller or Seller Bank to Buyer.

         3.6 Securities Documents and Regulatory Reports.

                  (a) Since January 1, 1998, Seller has timely filed with the SEC and the NASD all Securities Documents required by the Securities Laws and such Securities Documents complied in all material respects with the Securities Laws and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (b) Since January 1, 1998, each of Seller and Seller Bank has duly filed with the OTS and any other applicable federal or state banking authority, as the case may be, the reports required to be filed under applicable laws and regulations and such reports were in all material respects complete and accurate and in compliance with the requirements of applicable laws and regulations. In connection with the most recent examinations of Seller and Seller Bank by the OTS, neither Seller nor Seller Bank was required to correct or change any action, procedure or proceeding which Seller or Seller Bank believes has not been corrected or changed as required.

         3.7 Financial Statements.

                  (a) Seller has previously delivered or made available to Buyer accurate and complete copies of the Seller Financial Statements, which are accompanied by the audit reports of KPMG, LLP, independent certified public accountants with respect to Seller. The Seller Financial Statements, as well as the Seller Financial Statements to be delivered pursuant to Section 5.8 hereof, fairly present or will fairly present, as the case may be, the consolidated financial condition of Seller as of the respective dates set forth therein, and the consolidated income, changes in stockholders' equity and cash flows of Seller for the respective periods or as of the respective dates set forth therein.

                  (b) Each of the Seller  Financial  Statements  referred  to in
Section 3.7(a) has been or will be, as the case may be, prepared in accordance with GAAP consistently applied during the periods involved, except as stated therein. The audits of Seller have been conducted in all material respects in accordance with generally accepted auditing standards. The books and records of Seller and the Seller Subsidiaries are being maintained in compliance with applicable legal and accounting requirements, and such books and records accurately reflect all dealings and transactions in respect of the business, assets, liabilities and affairs of Seller and its Subsidiaries.

         3.8 Material Adverse Change. Since December 31, 2000, (i) Seller and its Subsidiaries have conducted their respective businesses in the ordinary and usual course (excluding the incurrence of expenses in connection with this Agreement and the Transactions) and (ii) no event has occurred or circumstance arisen that, in the aggregate, has had or is reasonably likely to have a Material Adverse Effect on Seller.

         3.9 Environmental Matters.

                  (a) Seller and its Subsidiaries are in compliance with all Environmental Laws in all material respects. Neither Seller nor any Seller Subsidiary has received any communication alleging that Seller or any Seller Subsidiary is not in such compliance and, to the best knowledge of Seller, there are no present circumstances that would prevent or interfere with the continuation of such compliance.

                  (b) To the best of Seller's knowledge, none of the properties owned, leased or operated by Seller or a Seller Subsidiary has been or is in violation of or liable under any Environmental Law.

                  (c) To the best of Seller's knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents that could reasonably form the basis of any Environmental Claim or other claim or action or governmental investigation that could result in the imposition of any liability arising under any Environmental Law against Seller or a Seller Subsidiary or against any person or entity whose liability for any Environmental Claim Seller or a Seller Subsidiary has or may have retained or assumed either contractually or by operation of law.

                  (d) Seller has not conducted any environmental studies during the past five years with respect to any properties owned or leased by it or any Seller Subsidiary.

         3.10 Tax Matters.

                  (a) Seller and its Subsidiaries have timely filed all federal, state and local (and, if applicable, foreign) income, franchise, bank, excise, real property, personal property and other tax returns required by applicable law to be filed by them (including estimated tax returns, income tax returns, information returns and withholding and employment tax returns) and have paid, or where payment is not required to have been made, have set up an adequate reserve or accrual for the payment of, all taxes required to be paid in respect of the periods covered by such returns and, as of the Effective Time, will have paid, or where payment is not required to have been made, will have set up an adequate reserve or accrual for the payment of, all material taxes for any subsequent periods ending on or prior to the Effective Time. Neither Seller nor any Seller Subsidiary will have any material liability for any such taxes in excess of the amounts so paid or reserves or accruals so established.

                  (b) All federal, state and local (and, if applicable, foreign) income, franchise, bank, excise, real property, personal property and other tax returns filed by Seller and its Subsidiaries are complete and accurate in all material respects. Neither Seller nor any Seller Subsidiary is delinquent in the payment of any tax, assessment or governmental charge or has requested any extension of time within which to file any tax returns in respect of any fiscal year or portion thereof. The federal, state and local income tax returns of Seller and its Subsidiaries have not been audited by any tax authorities during the past six years and no deficiencies for any tax, assessment or governmental charge have been proposed, asserted or assessed (tentatively or otherwise) against Seller or any Seller Subsidiary which have not been settled and paid. There are currently no agreements in effect with respect to Seller or any Seller Subsidiary to extend the period of limitations for the assessment or collection of any tax. As of the date hereof, no audit, examination or deficiency or refund litigation with respect to any such return is pending or, to the best of Seller's knowledge, threatened.

                  (c) Neither Seller nor any Seller Subsidiary (i) is a party to any agreement providing for the allocation or sharing of taxes, (ii) is required to include in income any adjustment pursuant to Section 481(a) of the Code or by reason of a voluntary change in accounting method initiated by Seller or any Subsidiary (nor does Seller have any knowledge that the IRS has proposed any such adjustment or change of accounting method) or (iii) has filed a consent pursuant to Section 341(f) of the Code or agreed to have Section 341(f)(2) of the Code apply.

                  (d) Seller and its Subsidiaries have withheld amounts from their employees, stockholders, or holders of public deposit accounts in compliance with the tax withholding provisions of applicable federal, state and local laws, have filed all federal, state and local returns and reports for all periods for which such returns or reports would be due with respect to income tax withholding, social security, unemployment taxes, income and other taxes and all payments or deposits with respect to such taxes have been timely made.

         3.11 Legal Proceedings. There are no actions, suits, claims, governmental investigations or proceedings instituted, pending or, to the best knowledge of Seller, that are unasserted or threatened against Seller or any of its Subsidiaries or against any asset, interest or right of Seller or any of its Subsidiaries, or against any officer, director or employee of any of them. Neither Seller nor any Seller Subsidiary is a party to any order, judgment or decree.

         3.12 Compliance with Laws.

                  (a)  Each  of  Seller  and  the  Seller  Subsidiaries  has all
permits, licenses, certificates of authority, orders and approvals of, and has made all filings, applications and registrations with, all Governmental Entities that are required in order to permit it to carry on its business as it is presently being conducted; all such permits, licenses, certificates of authority, orders and approvals are in full force and effect and will not be adversely affected by virtue of the completion of the Transactions; and to the best knowledge of Seller, no suspension or cancellation of any of the same is threatened.

                  (b) Neither Seller nor any Seller Subsidiary is in violation of its respective Certificate of Incorporation, Charter or Bylaws, or of any applicable federal, state or local law or ordinance or any order, rule or regulation of any Governmental Entity (including all banking (including all regulatory capital requirements), truth-in-lending, usury, fair credit reporting, consumer protection, securities, municipal securities, safety, health, environmental, zoning, anti-discrimination, antitrust, and wage and hour laws, ordinances, orders, rules and regulations), or in default with respect to any order, writ, injunction or decree of any court, or in default under any order, license, regulation or demand of any Governmental Entity; and neither Seller nor any Seller Subsidiary has received any notice or communication from any Governmental Entity asserting that Seller or any Seller Subsidiary is in violation of any of the foregoing. Neither Seller nor any Seller Subsidiary is subject to any regulatory or supervisory cease and desist order, agreement, written directive, memorandum of understanding or written commitment (other than those of general applicability to savings banks or holding companies thereof issued by Governmental Entities), and neither of them has received any written communication requesting that it enter into any of the foregoing.

         3.13 Certain Information. None of the information relating to Seller and its Subsidiaries supplied or to be supplied by them for inclusion in the Proxy Statement, as of the date such Proxy Statement is mailed to shareholders of Seller and up to and including the date of the meeting of shareholders to which such Proxy Statement relates, will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided that information as of a later date shall be deemed to modify information as of an earlier date.

         3.14 Employee Benefit Plans.

                  (a) Seller has Previously Disclosed all Seller Employee Plans and has heretofore delivered to Buyer accurate and complete copies of each (including amendments and agreements relating thereto) together with, in the case of qualified plans, (i) the most recent actuarial and financial reports prepared with respect thereto, (ii) the most recent annual reports filed with any Governmental Entity with respect thereto, and (iii) all rulings and determination letters and any open requests for rulings or letters that pertain thereto.

                  (b) None of Seller, any Seller Subsidiary, any qualified Seller Employee Plan or, to the best of Seller's knowledge, any fiduciary of a qualified Seller Employee Plan, has incurred any material liability to the PBGC or the IRS with respect to any qualified Seller Employee Plan. To the best of Seller's knowledge, no reportable event under Section 4043(b) of ERISA has occurred with respect to any qualified Seller Employee Plan.

                  (c) Neither Seller nor any Seller Subsidiary participates in or has incurred any liability under Section 4201 of ERISA for a complete or partial withdrawal from a multi-employer plan (as such term is defined in ERISA).

                  (d) A favorable determination letter has been issued by the IRS with respect to each Seller Employee Plan which is intended to qualify under
Section 401 of the Code to the effect that such Seller Employee Plan is qualified under Section 401 of the Code, and the trust associated with such Seller Employee Plan is tax exempt under Section 501 of the Code. No such letter has been revoked or, to the best of Seller's knowledge, is threatened to be revoked, and Seller does not know of any ground on which such revocation may be based. Neither Seller nor any Seller Subsidiary has any liability under any such Seller Employee Plan that is not reflected in the Seller Financial Statements, other than liabilities incurred in the ordinary course of business in connection therewith subsequent to the date thereof.

                  (e) To the best of Seller's knowledge, no transaction prohibited by Section 406 of ERISA (and not exempt under Section 408 of ERISA or Section 4975 of the Code) has occurred with respect to any Seller Employee Plan which would result in the imposition, directly or indirectly, of an excise tax under Section 4975 of the Code.

                  (f) Full payment has been made (or proper accruals have been established) of all contributions which are required for periods prior to the date hereof, and full payment will be so made (or proper accruals will be so established) of all contributions which are required for periods after the date hereof and prior to the Effective Time, under the terms of each Seller Employee Plan or ERISA.

                  (g) Any Seller Defined Benefit Plan has been heretofore terminated and neither Seller nor any Seller Subsidiary has any current, future or contingent obligation or liability to any Seller Defined Benefit Plan or any participant or beneficiary thereof or the PPGC with respect thereto.

                  (h) To the best of Seller's knowledge, the Seller Employee Plans have been operated in compliance in all material respects with the applicable provisions of ERISA, the Code, all regulations, rulings and announcements promulgated or issued thereunder and all other applicable governmental laws and regulations.

                  (i) There are no pending or, to the best knowledge of Seller, threatened claims (other than routine claims for benefits) by, on behalf of or against any of Seller Employee Plans or any trust related thereto or any fiduciary thereof.

                  (j) Neither Seller nor any Seller Subsidiary has made any payments, or is or has been a party to any agreement or any Seller Employee Plan, that could obligate it or its successor to make payments or deemed payments, that are not or will not be deductible because of Sections 162(m) or 280G of the Code.

         3.15 Certain Contracts.

                  (a) Neither Seller nor any Seller Subsidiary is a party to, is bound or affected by, receives, or is obligated to pay, benefits under (i) any agreement, arrangement or commitment, including any agreement, indenture or other instrument, relating to the borrowing of money by Seller or a Seller Subsidiary (other than in the case of Seller Bank deposits, FHLB advances, federal funds purchased and securities sold under agreements to repurchase in the ordinary course of business) or the guarantee by Seller or a Seller Subsidiary of any obligation, other than by Seller Bank in the ordinary course of its banking business, (ii) any agreement, arrangement or commitment relating to the employment of a consultant or the employment, election or retention in office of any present or former director, officer or employee of Seller or a Seller Subsidiary, (iii) any agreement, arrangement or understanding pursuant to which any payment (whether of severance pay or otherwise) became or may become due to any director, officer or employee of Seller or a Seller Subsidiary upon execution of this Agreement or upon or following completion of any of the Transactions (either alone or in connection with the occurrence of any additional acts or events); (iv) any agreement, arrangement or understanding pursuant to which Seller or a Seller Subsidiary is obligated to indemnify any director, officer, employee or agent of Seller or a Seller Subsidiary; (v) any agreement, arrangement or understanding to which Seller or a Seller Subsidiary is a party or by which any of the same is bound which limits the freedom of Seller or a Seller Subsidiary to compete in any line of business or with any person; (vi) any assistance agreement, supervisory agreement, memorandum of understanding, consent order, cease and desist order or condition of any regulatory order or decree with or by the OTS, the FDIC or any other
Governmental Entity; (vii) any agreement, arrangement or understanding which would be required to be filed as an exhibit pursuant to Item 601(b)(10) of Regulation S-K to Seller's Annual Report on Form 10-K under the Exchange Act and which has not been so filed; or (viii) any agreement pursuant to which loans have been sold by Seller or a Seller Subsidiary which impose any potential recourse (by representation, warranty, covenant or other contractual terms) upon Seller or any Seller Subsidiary.

                  (b) Neither Seller nor any Seller Subsidiary is in default or in non-compliance under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party or by which its assets, business or operations may be bound or affected, whether entered into in the ordinary course of business or otherwise and whether written or oral, and there has not occurred any event that with the lapse of time or the giving of notice, or both, would constitute such a default or non-compliance.

         3.16 Brokers and Finders. Except for Previously Disclosed agreements with FinPro, Inc., neither Seller nor any Seller Subsidiary nor any of their respective directors, officers or employees, has employed any broker or finder or incurred any liability for any broker or finder fees or commissions in connection with the transactions contemplated hereby.

         3.17 Insurance. Each of Seller and its Subsidiaries is insured for reasonable amounts with financially sound and reputable insurance companies against such risks as companies engaged in a similar business would, in accordance with good business practice, customarily be insured and has
maintained   all  insurance   required  by  contract  or  applicable   laws  and
regulations.

         3.18 Properties. All real and personal property owned by Seller or its Subsidiaries or presently used by any of them in its respective business is in good condition (ordinary wear and tear excepted) and is sufficient to carry on the business of Seller and its Subsidiaries in the ordinary course of business consistent with their past practices. Each of Seller and its Subsidiaries has good and marketable title free and clear of all liens, encumbrances, charges, defaults or equities (other than equities of redemption under applicable foreclosure laws) to all of its properties and assets, real and personal, except
(a) liens for current taxes not yet due or payable, (b) pledges to secure deposits and other liens incurred in the ordinary course of its banking business, (c) such imperfections of title, easements and encumbrances, if any, as are de minimis in character amount or extent and (d) as reflected in the Seller Financial Statements. All real and personal property which is material to Seller's business on a consolidated basis and leased or licensed by Seller or a Seller Subsidiary is held pursuant to leases or licenses which are valid and enforceable in accordance with their respective terms and such leases and licenses will not terminate or lapse prior to the Effective Time or thereafter by reason of completion of any of the Transactions. All improved real property owned by Seller or its Subsidiaries is in compliance with all applicable zoning laws in all material respects.

         3.19 Labor. No work stoppage involving Seller or a Seller Subsidiary is pending or, to the best knowledge of Seller, threatened. Neither Seller nor any of its Subsidiaries is involved in or, to the best knowledge of Seller, threatened with or affected by, any labor dispute, arbitration, lawsuit or administrative proceeding involving the employees of Seller or any Seller Subsidiary. Employees of Seller and Seller Subsidiaries are not represented by any labor union nor are any collective bargaining agreements otherwise in effect with respect to such employees, and to the best of Seller's knowledge, there have been no efforts to unionize or organize any employees of Seller or any Seller Subsidiaries during the past five years.

         3.20 Allowance for Loan Losses. The allowance for loan losses reflected on Seller's consolidated balance sheet included in the Seller Financial
Statements is, and will be in the case of subsequently delivered Seller Financial Statements, in the opinion of Seller's management, adequate as of their respective dates under the requirements of GAAP to provide for reasonably anticipated losses on outstanding loans, net of recoveries. The real estate owned reflected in the Seller Financial

Statements is, and will be in the case of subsequently delivered Seller Financial Statements, carried at the lower of cost or fair value, less estimated costs to sell, as required by GAAP.

         3.21 Material Interests of Certain Persons.

                  (a) Except as set forth in Seller's Proxy Statement for its 2001 Annual Meeting of Stockholders, no officer, director or employee of Seller, any Seller Subsidiary or any "associate" (as such term is defined in Rule 14a-1 under the Exchange Act) or related interest of any such person has any material interest in any material contract or property (real or personal, tangible or intangible), used in, or pertaining to, the business of Seller or any Seller Subsidiary.

                  (b) Except as set forth in Seller's Proxy Statement for its 2001 Annual Meeting of Stockholders there are no Insider Loans. All outstanding Insider Loans were made in the ordinary course of business and on substantially the same terms as those prevailing at the time for comparable transactions with third parties and were, with respect to executive officers and directors, approved by the appropriate board of directors in accordance with applicable law and regulations.

         3.22 Fairness Opinion. Seller has received an opinion from FinPro, Inc. to the effect that, as of the date hereof, the consideration to be received by the shareholders of Seller pursuant to this Agreement is fair, from a financial point of view, to such shareholders.

         3.23 No Undisclosed Liabilities. Seller and its Subsidiaries do not have any liability whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due, including any liability for taxes (and there is no past or present fact, situation, circumstance, condition or other basis for any present or future action, suit or proceeding, hearing, charge, complaint, claim or demand against Seller or its Subsidiaries giving rise to any such liability) required in accordance with GAAP to be reflected in an audited consolidated balance sheet of Seller, except (a) for liabilities set forth or reserved against in the most recent Seller Financial Statement prior to the date hereof and (b) liabilities occurring in the ordinary course of business since the most recent Seller Financial Statements prior to the date hereof.

         3.24 Loan Portfolio. (a) All loans and discounts shown on the Seller Financial Statements or which were entered into after the date of the most recent balance sheet included in the Seller Financial Statements were and shall be made for good, valuable and adequate consideration in the ordinary course of the business of Seller and its Subsidiaries, in accordance with sound banking practices, and are not subject to any known defenses, set-offs or counter-claims, including any such as are afforded by usury or truth in lending laws, except as may be provided by bankruptcy, solvency or similar laws or by general principles of equity, (b) the notes or other evidence of indebtedness evidencing such loans and all forms of pledges, mortgages and other collateral documents and security agreements are and shall be in full force and effect, valid, true and genuine and what they purport to be, and (c) Seller and its Subsidiaries have complied in all material respects and shall prior to the Effective Time comply in all material respects with all laws and regulations relating to such loans.

         3.25 Investment Portfolio. All investment securities held by Seller or its Subsidiaries, as reflected in the consolidated balance sheets of Seller included in the Seller Financial Statements, are carried in accordance with GAAP, specifically including but not limited to, FAS 115.

         3.26 Interest Rate Risk Management Instruments. Seller has Previously Disclosed all interest rate swaps, caps, floors, option agreements or other interest rate risk management arrangements or agreements, whether entered into for the account of Seller or its Subsidiaries or for the account of a customer of Seller or one of its Subsidiaries. All such arrangements and agreements were entered into in the ordinary course of business and in accordance with prudent banking practice and applicable rules, regulations and policies and with counter parties believed to be financially responsible at the time and are legal, valid and binding obligations of Seller or one of its Subsidiaries in accordance with their terms (subject to the provisions of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws effecting the enforceability of creditors rights generally from time to time and effect, and equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion), and are in full force and effect. Seller and its Subsidiaries have duly performed all of their obligations thereunder to the extent that such obligations to perform have accrued; and, to Seller's knowledge, there are no breaches, violations or defaults or allegations or assertions of such by any party thereunder.

         3.27 Interim Events. Since June 30, 2001, neither Seller nor any of its Subsidiaries has paid or declared any dividend or made any other distribution to shareholders or taken any action which if taken after the date hereof would require the prior written consent of Buyer pursuant to Section 5.6 hereof.

         3.28 Indemnification. To the best knowledge of Seller, no action or failure to take action by any present or former director, advisory director, officer, employee or agent of Seller or any Seller Subsidiary has occurred which would as of the date hereof give rise to a claim or a potential claim by any such person for indemnification from Seller or any Seller Subsidiary.

         3.29 Disclosures. None of the representations and warranties of Seller or any of the written information or documents furnished or to be furnished by Seller to Buyer in connection with or pursuant to this Agreement or in connection with the completion of the Transactions, when considered as a whole, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact required to be stated or necessary to make any such information or document, in light of the circumstances, not misleading.

                                   ARTICLE IV
                    REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer  represents  and  warrants  to  Seller  as  follows,   except  as
Previously Disclosed:

         4.1 Organization, Standing and Authority of Buyer. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, with full corporate power and authority to own and lease all of its properties and assets and to carry on its business as now conducted, and Buyer is duly licensed or qualified to do business and is in good standing in each jurisdiction in which its ownership or leasing of property or the conduct of its business requires such licensing or qualification.

         4.2 Authorized and Effective Agreement.

                  (a) Buyer has all requisite power and authority to enter into this Agreement and (subject to receipt of all necessary approvals for Governmental Entities) to perform all of its obligations hereunder. The execution and delivery of this Agreement and the completion of the Transactions have been duly authorized and approved by the Board of Directors of Buyer and no other corporate action is required on the part of Buyer. This Agreement has been duly and validly executed and delivered by Buyer and, assuming due authorization, execution and delivery by Seller, constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (b) Neither the execution and delivery of this Agreement nor completion of the Transactions, or compliance by Buyer with any of the provisions hereof, does or will (i) conflict with or result in a breach of any provisions of the Charter or Bylaws of Buyer or the equivalent documents of any Buyer Subsidiary, (ii) violate, conflict with or result in a breach of any term, condition or provision of, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or give rise to any right of termination, cancellation or acceleration with respect to, or result in the creation of any lien, charge or encumbrance upon any property or asset of Buyer or any Buyer Subsidiary pursuant to, any material note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other material instrument or obligation to which Buyer or any Buyer Subsidiary is a party, or by which any of their respective properties or assets may be bound or affected, or (iii) subject to receipt of all required approvals from Governmental
Entities, violate any order, writ, injunction, decree, statute, rule or regulation applicable to Buyer or any Buyer Subsidiary.

                  (c) To the best knowledge of Buyer, except for the consents, approvals, filings or registrations to be made as set forth in Section 3.5(c), no consents or approvals of or filings or registrations with any Governmental Entity or with any third party are necessary on the part of Buyer or Merger Sub in connection with the execution and delivery by Buyer of this Agreement and the completion of the Transactions.

                  (d) As of the date hereof, Buyer is not aware of any reasons relating to it (including CRA compliance) why all consents and approvals shall not be procured from all Governmental Entities having jurisdiction over the Transactions as shall be necessary for completion of the Transactions and continuation by Buyer after the Effective Time of the business of each of Seller and Seller Bank, respectively, as such business is carried on immediately prior to the Effective Time, free of any conditions or requirements which could impair the value of Seller or Seller Bank to Buyer.

         4.3 Securities Documents and Regulatory Reports.

                  (a) Since April 1, 1998, Parent has timely filed with the SEC and the NASD all Securities Documents required by the Securities Laws and such Securities Documents complied in all material respects with the Securities Laws and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (b) Buyer has since April 1, 1998 duly filed with the Department and any other applicable federal or state banking authority the reports required to be filed by it under applicable laws and regulations and such reports were in all material respects complete and accurate and in compliance with the requirements of applicable laws and regulations. In connection with the most recent examination of Buyer by its primary regulator, Buyer was not required to correct or change any action, procedure or proceeding which Buyer or Buyer Bank believes has not been corrected or changed as required.

         4.4 Financial Statements.

                  (a) The Parent Financial Statements fairly present the consolidated financial condition of Parent as of the respective dates set forth therein, and the consolidated income, changes in equity and cash flows of Parent for the respective periods or as of the respective dates set forth therein.

                  (b) Each of the Parent Financial Statements has been prepared in accordance with GAAP consistently applied during the periods involved, except as stated therein. The audits of Parent have been conducted in accordance with generally accepted auditing standards. The books and records of Parent, Buyer and the Buyer Subsidiaries are being maintained in compliance with applicable legal and accounting requirements, and all such books and records accurately reflect all dealings and transactions in respect of the business, assets, liabilities and affairs of Parent, Buyer and the Buyer Subsidiaries.

         4.5 Material Adverse Change. Since December 31, 2000, no event has occurred or circumstance arisen that, in the aggregate, has had or is reasonably likely to have a Material Adverse Effect on Buyer.

         4.6 Legal Proceedings. There are no actions, suits, claims, governmental investigations or proceedings instituted, pending or, to the best knowledge of Buyer, that are unasserted or threatened against Parent, Buyer or any of their Subsidiaries or against any asset, interest or right of Parent, Buyer or any of their Subsidiaries, or against any officer, director or employee of any of them, which individually or in the aggregate could adversely affect the ability of Buyer to consummate any of the Transactions.

         4.7 Certain Information. None of the information relating to Parent, Buyer or their affiliates supplied or to be supplied by Buyer for inclusion in the Proxy Statement, as of the date such Proxy Statement is mailed to shareholders of Seller and up to and including the date of the meeting of shareholders to which such Proxy Statement relates, will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided that information as of a later date shall be deemed to modify information as of an earlier date.

         4.8 Brokers and Finders. Except for Sandler O'Neil & Partners, L.P., neither Buyer nor any of its directors, officers or employees, has employed any broker or finder or incurred any liability for any broker or finder fees or commissions in connection with the transactions contemplated hereby.

         4.9 Financial Resources. Buyer has the financial wherewithal and has, or will have prior to the Effective Time, sufficient funds to perform its obligations under this Agreement.

         4.10 Disclosures. None of the representations and warranties of Buyer or any of the written information or documents furnished or to be furnished by Buyer to Seller in connection with or pursuant to this Agreement or in connection with the completion of the Transactions, when considered as a whole, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact required to be stated or necessary to make any such information or document, in light of the circumstances, not misleading.

                                    ARTICLE V
                                   COVENANTS

         5.1 Reasonable Best Efforts. Subject to the terms and conditions of this Agreement, each of Seller and Buyer (a) shall use its reasonable best efforts in good faith to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary or advisable under applicable laws and regulations so as to permit and otherwise enable completion of the Corporate Merger not later than March 31, 2002, and (b) shall cooperate fully with each other to that end.

         5.2 Shareholders Meeting. Seller shall take all action necessary to properly call and convene a meeting of its shareholders as soon as practicable after the date hereof to consider and vote upon the adoption of this Agreement. Subject to the receipt of an updated fairness opinion from its financial advisor as set forth in Section 6.2(e), the Board of Directors of Seller will recommend that the shareholders of Seller adopt this Agreement; provided that the Board of Directors of Seller may fail to make such recommendation, or withdraw, modify or change any such recommendation, if such Board of Directors, after having consulted with and considered the advice of outside counsel, has determined that the making of such recommendation, or the failure to withdraw, modify or change such recommendation, would constitute a breach of the fiduciary duties of such directors under applicable Delaware law.

         5.3 Regulatory Matters.

                  (a) Seller, with the cooperation of Buyer, shall promptly prepare and file the Proxy Statement relating to the meeting of shareholders of Seller and thereafter Seller shall promptly mail to its shareholders the Proxy Statement.

                  (b) The Parties shall cooperate with each other and use their reasonable best efforts to promptly prepare and file within 60 days after the date hereof or as soon thereafter as is reasonably practicable, all necessary documentation, to effect all applications, notices, petitions and filings, and to obtain as promptly as practicable all permits, consents, approvals and authorizations of all Governmental Entities and third parties which are necessary or advisable to consummate the Transactions. Each Party shall have the right to review in advance, and to the extent practicable each will consult with the other on, in each case subject to applicable laws relating to the exchange of information, all the information which appears in any filing made by the other Party with, or written materials submitted by the other Party, to any third party or any Governmental Entity in connection with the Transactions. In exercising the foregoing right, each Party shall act reasonably and as promptly as practicable. The Parties agree that they will consult with each other with respect to the obtaining of all permits, consents, approvals and authorizations of all third parties and Governmental Entities necessary or advisable to consummate the Transactions and each Party will keep the other apprised of the status of matters relating to completion of the Transactions. The Parties agree that they will use their reasonable best efforts to cause the Closing Date to occur not later than March 31, 2002.

                  (c) Each Party shall, upon request, furnish the other Party with all information concerning itself, its Subsidiaries, directors and officers, the shareholders of Seller and such other matters as may be reasonably necessary or advisable in connection with any statement, filing, notice or application made by or on behalf of any Party or its Subsidiaries to any Governmental Entity in connection with the Transactions.

                  (d) Each Party shall promptly furnish the other Party with copies of written communications received by it or any of its Subsidiaries from, or delivered by any of the foregoing to, any Governmental Entity in respect of the Transactions.

         5.4 Investigation and Confidentiality.

                  (a)  Seller  shall   permit  Buyer  and  its   representatives
reasonable access to its and its Subsidiaries properties and personnel, and shall disclose and make available to Buyer and its representatives, all books, papers and records relating to the assets, stock ownership, properties, operations, obligations and liabilities of it and its Subsidiaries, including all books of account (including the general ledger), tax records, minute books of meetings of boards of directors (and any committees thereof) and shareholders, organizational documents, bylaws, material contracts and agreements, filings with any regulatory authority, accountants' work papers, litigation files, loan files, plans affecting employees, and any other business activities or prospects in which Buyer may have a reasonable interest, provided that such access and any such request for information shall be reasonably related to the Transactions and, in the reasonable opinion of Seller, not unduly interfere with normal operations. Seller may exclude Buyer from access to information relating to Seller's consideration of Acquisition Proposals whether or not involving a Superior Offer. Seller and its Subsidiaries shall make their respective directors, officers, employees and agents and authorized representatives (including counsel and independent public accountants) reasonably available to confer with Buyer and its representatives.

                  (b) All information furnished previously in connection with the Transactions contemplated by this Agreement or pursuant hereto shall be treated as the sole property of the Party furnishing the information until completion of the Corporate Merger and, if the Corporate Merger shall not occur, the Party receiving the information shall either destroy or return to the Party which furnished such information all documents or other materials containing, reflecting or referring to such information, shall use its best efforts to keep confidential all such information, and shall not directly or indirectly use such information for any competitive or other commercial purposes. The obligation to keep such information confidential shall continue for two years after the termination of this Agreement but shall not apply to (i) any information which
(x) the Party receiving the information can establish was already in its possession prior to the disclosure thereof by the Party furnishing the information, (y) was then generally known to the public, or (z) became known to the public through no fault of the Party receiving the information; or (ii) disclosures pursuant to a legal requirement or in accordance with an order of a court of competent jurisdiction, provided that the Party which is the subject of any such legal requirement or order shall use its best efforts to give the other Party at least ten business days prior notice thereof.

         5.5 Press Releases. The Parties shall agree as to the form, substance and timing of any press release related to this Agreement or the Transactions, and consult with each other as to the form, substance and timing of other public disclosures which may relate to the Transactions, provided, however, that nothing contained herein shall prohibit either Party, following notification to the other Party, from making any disclosure which is required by law or regulation.

         5.6 Business of the Parties.

                  (a) During the period from the date of this Agreement and continuing until the Effective Time, except as expressly contemplated or permitted by this Agreement or with the prior written consent of Buyer, Seller and its Subsidiaries shall carry on their respective businesses in the ordinary course consistent with past practice. During such period, Seller will, and will cause each of its Subsidiaries to, use all reasonable efforts to (x) preserve its business organization intact, (y) keep available the present services of its employees and (z) preserve the goodwill of its customers and others with whom it has business relationships. Without limiting the generality of the foregoing, except with the prior written consent of Buyer (which consent under subparts
(vi), (ix) and (xiv) shall not be unreasonably withheld or delayed) or as expressly contemplated hereby, between the date hereof and the Effective Time, Seller shall not, and shall cause each Seller Subsidiary not to:

                           (i)      declare, set aside, make or pay any dividend
or other distribution (whether in cash, stock or property or any combination thereof) in respect of Seller Common Stock, except for regular quarterly cash dividends at a rate per share of Seller Common Stock not in excess of $0.17 per share (with record and payment dates to be consistent with past practices), but only to the extent that such dividends may be funded out of current earnings, without regard to severance costs paid by Seller or Seller Bank pursuant to Previously Disclosed employment or change in control severance agreements or the financial reporting expense relating to the retirement of the Seller ESOP loan pursuant to Section 5.11(e);

                           (ii)     issue any shares of its capital stock, other
than (i) upon exercise of Seller Options referred to in Section 3.1(a) hereof, or issue, grant, modify or authorize any Rights; purchase any shares of Seller Common Stock; or effect any recapitalization, reclassification, stock dividend, stock split or like change in capitalization;

                           (iii)  amend its Certificate of Incorporation, Bylaws
or similar organizational documents; impose, or suffer the imposition, on any share of stock or other ownership interest held by Seller in a Subsidiary of any lien, charge or encumbrance or permit any such lien, charge or encumbrance to exist; or waive or release any material right or cancel or compromise any material debt or claim;

                           (iv)  increase the rate of compensation of any of its
directors, officers or employees, or pay or agree to pay any bonus, severance, or change in control benefit to, or provide any other new employee benefit or incentive to, any of its directors, officers or employees, except (i) as may be required pursuant to Previously Disclosed commitments existing on the date hereof, (ii) as may be required by law, or (iii) regular pay increases to non-officer employees in the ordinary course of business consistent with past practices;

                           (v)  enter into or, except as may be required by law,
modify any Seller Employee Plan or other employee benefit, incentive or welfare contract, plan or arrangement, or any trust agreement related thereto, in respect of any of its directors, officers or employees; or make any contributions to any qualified Seller Employee Plan including the Seller ESOP (other than as required by law or regulation or in a manner and amount consistent with past practices);

                           (vi) except for any loans pursuant to legally binding
commitments in effect on the date of this Agreement that have been Previously Disclosed, originate or purchase any loan other than (A) a brokered loan pursuant to a commitment Previously Disclosed and existing on the date hereof,
(B) an unsecured loan not in excess of $50,000, (C) a loan secured by a first trust or mortgage on a one- to four-family residential property not in excess of $350,000 or (D) a loan secured by a first trust or mortgage on commercial real property not in excess of $400,000;

                           (vii)  enter  into (A) any  transaction,   agreement,
arrangement or commitment not made in the ordinary course of business, (B) any agreement, indenture or other instrument relating to the borrowing of money by Seller or a Subsidiary or guarantee by Seller or any Seller Subsidiary of any such obligation, except in the case of Seller Bank for deposits, FHLB advances, federal funds purchased and securities sold under agreements to repurchase in the ordinary course of business consistent with past practice, (C) any agreement, arrangement or commitment relating to the employment of an employee or consultant, or amend any such existing agreement, arrangement or commitment; or (D) any contract, agreement or understanding with a labor union;

                           (viii)   change  any  of  its  methods of accounting,
except as required by changes in laws or regulations or GAAP, or change any of its methods of reporting income and deductions for federal income tax purposes from those employed in the preparation of its last federal income tax return, except as required by changes in laws or regulations;

                           (ix)     make  any  expenditures in excess of $30,000
individually or $50,000 in the aggregate, other than pursuant to binding commitments existing on the date hereof and expenditures necessary to maintain existing assets in good repair; or enter into any new agreement or renew any existing agreement that involves an annual expenditure in excess of $15,000, unless such agreement may be terminated at any time by Seller or a Seller Subsidiary without penalty or premium upon not more than 60 days' advance written notice;

                           (x)   file any applications or make any contract with
respect to branching or site location or relocation;

                           (xi)  acquire in any manner whatsoever (other than to
realize upon collateral for a defaulted loan) control over or any equity interest in any business or entity, except for investments in readily marketable equity securities in the ordinary course of business and not exceeding 5% of the outstanding shares of any class;

                           (xii)  enter  or agree to enter into any agreement or
arrangement granting any preferential right to purchase any of its assets or rights or requiring the consent of any party to the transfer and assignment of any such assets or rights;

                           (xiii) except  as  necessitated  in  the   reasonable
opinion of Seller due to changes in interest rates, and in accordance with safe and sound banking practices, change or modify in any material respect any of its lending or investment policies, except to the extent required by law or an applicable regulatory authority;

                           (xiv)  enter  into  any  futures   contract,   option
contract, interest rate caps, interest rate floors, interest rate exchange agreement or other agreement for purposes of hedging the exposure of its interest-earning assets and interest-bearing liabilities to changes in market rates of interest;

                           (xv)  knowingly take any action that would result  in
any of the representations and warranties of Seller contained in this Agreement not to be true and correct in any material respect at the Effective Time or that would cause any of the conditions of Sections 6.1 or 6.3 hereof not to be satisfied;

                           (xvi) knowingly take any action that would materially
impede or delay the completion of the Transactions or the ability of any Party to perform its covenants and agreements under this Agreement;

                           (xvii) materially  increase  or  decrease the rate of
interest paid on time deposits, or on certificates of deposit, except in a manner and pursuant to policies consistent with past practices; or

                           (xviii)  agree to do any of the foregoing.

                  (b) Seller shall promptly notify Buyer in writing of the occurrence of any matter or event known to and directly involving Seller or any of its Subsidiaries that has had or is reasonably likely to have, either individually or in the aggregate, a Material Adverse Effect on Seller.

                  (c) Except with the prior written consent of Seller or as expressly contemplated hereby, between the date hereof and the Effective Time, Buyer shall not, and shall cause each Buyer Subsidiary not to:

                           (i)   knowingly  take  any  action that would  result
in any of the representations and warranties of Buyer contained in this Agreement not to be true and correct in any material respect at the Effective Time or that would cause any of the conditions of Sections 6.1 or 6.2 hereof not to be satisfied;

                           (ii)  knowingly take any action that would materially
impede or delay the receipt of any necessary regulatory approvals or the completion of the Transactions contemplated by this Agreement or the ability of either Party to perform its covenants and agreements under this Agreement; or

                           (iii) agree to do any of the foregoing.

                  (d) Notwithstanding the foregoing, Seller shall cause Seller Bank to close its New Jersey loan production office at the earliest practicable time.

         5.7 Certain Actions.

                  (a) Seller shall not, and shall cause each Seller Subsidiary not to, solicit or encourage inquiries or proposals with respect to, furnish any information relating to, or participate in any negotiations or discussions concerning, any acquisition, purchase of all or a substantial portion of the assets of, or any equity interest in, Seller or a Subsidiary (other than with Buyer or an affiliate thereof), provided, however, that the Board of Directors of Seller may furnish such information or participate in such negotiations or discussions if such Board of Directors, after having consulted with and considered the advice of outside counsel, has determined that the failure to do the same would constitute a breach of fiduciary duties of such directors under applicable Delaware law. Seller will promptly inform Buyer orally and in writing of any such request for information or of any such negotiations or discussions, as well as instruct its and its Subsidiaries' directors, officers, representatives and agents to refrain from taking any action prohibited by this
Section 5.7(a).

                  (b) In the event that the Board of Directors of Seller believes in good faith, after consultation with its financial advisor and outside counsel, that it has received a Superior Offer, it shall notify Buyer in writing of its intent to terminate this Agreement. Such notice shall specify all of the terms and conditions of such Superior Offer and identify the person making such Superior Offer. Buyer shall have two business days to evaluate and respond to the Seller notice. If Buyer does not agree in writing prior to the expiration of the two business day period provided above to increase the Merger Consideration to an amount at least equal to that of such Superior Offer (the "New Merger Consideration"), then Seller shall be permitted to terminate this Agreement pursuant to Section 7.1(g). In the event that Buyer does provide written notice to Seller to increase the Merger Consideration to the New Merger Consideration, such written notice shall constitute a contractual offer by Buyer ("Buyer's Proposal") which shall be deemed accepted by Seller unless rejected by Seller as set forth in Section 5.7(d) below. Seller shall have two business days to evaluate Buyer's Proposal.

                  (c) In the event the Superior Offer involves consideration to Seller's shareholders consisting of securities, in whole or in part, the New Merger Consideration shall be deemed to be at least equal to the Superior Offer, if Buyer's Proposal offers cash consideration that equals or exceeds the consideration being offered to Seller's shareholders in the Superior Offer valuing any securities forming a part of the Superior Offer at its cash equivalent based upon (i) the average trading price of such securities for the 20 trading days immediately preceding the date of Buyer's Proposal or (ii) the written valuation of such securities by a nationally recognized investment banking firm selected by Buyer if such securities are not traded on a nationally recognized exchange or will be newly issued securities that are not of a class then trading on a nationally recognized exchange. Any written valuation shall be attached as an Exhibit to Buyer's Proposal.

                  (d) In the event that the Board of Directors of Seller believes in good faith, after consultation with its financial advisor, that the New Merger Consideration is not at least equal to the Superior Offer, then Seller can terminate this Agreement pursuant to Section 7.1(g).

         5.8 Current Information. During the period from the date hereof to the Effective Time, Seller shall, upon the request of Buyer, cause one or more of its designated representatives to confer on a monthly or more frequent basis with representatives of Buyer regarding Seller's consolidated financial condition, operations and business and matters relating to the completion of the Transactions. As soon as reasonably available, but in no event more than two business days after filing, Seller will deliver to Buyer all reports filed by it under the Exchange Act subsequent to the date hereof. Seller also will deliver to Buyer each call report or similar report filed by it or Seller Bank with the FDIC or the OTS concurrently with the filing of such call report. Within 25 days after the end of each month, Seller will deliver to Buyer an unaudited consolidated balance sheet and an unaudited consolidated statement of income, without related notes, for such month prepared in accordance with GAAP.

         5.9 Indemnification; Insurance.

                  (a) From and after the Effective Time, the past and present directors and officers of Seller and its Subsidiaries (the "Indemnified Parties") shall be entitled to indemnification from Parent or Buyer as set forth below. If the Indemnified Party is a past or present director or officer of Seller, such Indemnified Party shall be indemnified by Parent for his or her past acts or omissions occurring prior to the Effective Time to the same extent that he or she is indemnified under the Certificate of Incorporation or Bylaws of Seller as in effect on the date of this Agreement. If the Indemnified Party is a past or present director or officer of a Seller Subsidiary including Seller Bank, such Indemnified Party shall be indemnified by Buyer for his or her past acts or omissions occurring prior to the Effective Time to the maximum extent permitted by Buyer's Charter and Bylaws subject to any restrictions imposed by applicable law or regulation. The foregoing indemnification shall remain in effect for a period of six years following the Effective Time. Buyer or Parent will provide, or cause to be provided, for a period of not less than three years from the Effective Time, an insurance and indemnification policy that provides to those officers and directors of Seller and its Subsidiaries immediately prior to the Effective Time coverage no less favorable than as currently provided by Seller to such officers and directors, to the extent such insurance may be purchased or kept in full force without any material increase in the cost of the premium currently paid by Buyer for its directors' and officers' liability insurance (provided, Buyer or Parent may substitute or cause Seller to substitute therefor to the extent available at a cost not in excess of 150% of the current annual premium cost of Seller's existing directors and officers' insurance, single premium tail coverage with policy limits equal to Seller's existing annual coverage limits). At the request of Buyer, Seller shall use reasonable efforts to procure the insurance coverage referred to in the preceding sentence prior to the Effective Time.

                  (b) To induce Seller to enter into this Agreement, Parent has agreed to execute this Agreement as an accommodation party for the sole purpose of agreeing to be bound by the terms of this Section 5.9.

                  (c) In the event that Parent or Buyer or any of its respective successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then, and in each such case the successors and assigns of such entity shall assume the obligations set forth in this
Section 5.9, which obligations are expressly intended to be for the irrevocable benefit of, and shall be enforceable by, each director and officer covered hereby.

         5.10 Early Completion of Bank Merger. If the Bank Merger shall be completed prior to March 17, 2002, then at or immediately prior to consummation of the Bank Merger Lawrence Seidman shall be elected as a director of Buyer for a term ending as of the close of business on March 17, 2002.

         5.11 Employees and Employee Benefit Plans.

                  (a) Except as otherwise provided herein, full time employees of Seller and Seller Bank who remain employed by Buyer after the Effective Time will be eligible to participate in benefit plans of Buyer that are generally available to its full-time employees on a uniform and non-discriminatory basis in accordance with and subject to the terms and provisions of such benefit plans, with credit for years of service with Seller or Seller Bank for the purpose of determining eligibility for participation, vesting and entitlement to vacation time and sick pay (but not for the purpose of accrual or restoration of benefits under any existing or future benefit plan of Buyer where benefits are calculated on an actuarial basis, including any qualified or non-qualified defined benefit plan or restoration plan). Contributions to (and accrual of benefits, to the extent applicable, if any, under) benefit plans of Buyer on behalf of continuing full-time employees of Seller and Seller Bank shall only relate to qualifying compensation earned by such employees after the Effective Time subject to the terms and provisions of such benefit plans. Notwithstanding anything contained above, continuing full time employees of Seller and Seller Bank (i) shall not be entitled to any past service credit for their prior employment for any purposes whatsoever with respect to any post-termination or post-retirement welfare benefits of Buyer; and (ii) shall not be eligible to participate in the Buyer benefit restoration plan or any qualified plan of Buyer or any of its Subsidiaries (other than the 401(k) plan of Buyer into which the Seller Bank 401(k) plan has been merged) until the entry date occurring on April 1, 2003. Buyer shall use its best efforts to cause any and all pre-existing condition limitations (to the extent such limitations did not apply to a pre-existing condition under the corresponding Seller group health plan) and eligibility waiting periods under its group health plans to be waived with respect to such participants and their eligible dependents.

                  (b) To the extent that Buyer terminates the employment of any full time employee of Seller or Seller Bank other than for Cause within six months following the Effective Time, Buyer shall, provide severance benefits in a cash amount equal to such employee's regular salary for a one-week period (as in effect immediately prior to the Effective Time) multiplied by the total number of whole years of such employee's employment (up to a maximum of eight years) at Seller or Seller Bank; provided, however that in no event shall Buyer have any obligation to provide severance benefits to any Seller or Seller Bank employee whose termination of employment occurs due to resignation or discharge for Cause or who is entitled to severance benefits or the equivalent thereof under the terms of any other compensation plan or individual contract with Seller or Seller Bank.

                  (c) Buyer agrees to honor the payout terms of all Previously Disclosed employment, change in control severance, deferred compensation and supplemental executive retirement agreements. Buyer agrees to expressly assume every such agreement which by its terms requires express assumption by a successor to Buyer. Such express assumption shall occur without further action by Buyer upon the completion of the Corporate Merger. On or before the Effective Time, Seller or Seller Bank shall payout to each director of the Seller or Seller Bank any amounts deferred under the Seller's directors' deferred compensation agreements.

                  (d) Payments made by Seller in full and complete satisfaction of obligations of Seller or Seller Bank under any Seller Employee Plan or under any agreement referred to in Section 5.11(b) or (c) shall be subject to the recipient's delivery to Seller or Buyer of (i) a written acknowledgment signed by such recipient that the payment or payments and benefits to be made to him or her is in full and complete satisfaction of all liabilities and obligations thereunder of Seller, Seller Bank and/or Buyer, and each of their respective affiliates, directors, officers, employees and agents, and (ii) a release by such recipient of all such parties from further liability in connection with the particular Seller Employee Plan or agreement, as applicable.

                  (e) As of the Effective Time, the Seller ESOP shall be terminated in accordance with its terms. Prior to the Effective Time, the Seller shall be permitted to make such changes to the Seller ESOP as it deems appropriate to carry out the provisions of this subsection and shall file a request for determination with the IRS with respect to the termination of the Seller ESOP. Any cash received by the Seller ESOP trustee in connection with the Corporate Merger with respect to the unallocated shares of Seller Common Stock shall be first applied by the Seller ESOP trustee to the full repayment of the Seller ESOP loan. The balance of the cash (if any) received by the Seller ESOP trustee in connection with the Corporate Merger with respect to the unallocated shares of Seller Common Stock shall be allocated to the accounts of all participants in the Seller ESOP who have accounts remaining under the Seller ESOP (whether or not such participants are then actively employed) and beneficiaries in proportion to the account balances of such participants and beneficiaries as they exist as of the Effective Time as earnings, unless otherwise required to be allocated as annual additions subject to the limitations of Section 415 of the Code. As soon as practicable after receipt of a favorable determination letter from the IRS with respect to termination, the assets of the Seller ESOP shall be distributed to participants and beneficiaries or transferred to an eligible individual retirement account as a participant or beneficiary may direct. Neither Seller nor any Seller Subsidiary shall be entitled to make any contributions to the Seller ESOP or payments on the Seller ESOP loan, except required contributions and payments for calendar year 2001. At no time shall Seller or any Seller Subsidiary make any prepayments on the Seller ESOP loan.

                  (f) At the Effective Time, the Seller Bank 401(k) plan shall be continued in effect, provided that Buyer may elect to terminate the Seller Bank 401(k) plan or merge it with a tax-qualified plan maintained by Buyer; and provided further, that at the request of Buyer, Seller shall cause the Seller Bank 401(k) plan to be terminated at or immediately prior to the Effective Time in accordance with applicable law and in a manner that will not result in the imposition of any liability or responsibility upon Buyer or any of its Subsidiaries.

         5.12 Organization of Merger Sub. Buyer shall cause Merger Sub to be organized under the DGCL as soon as practicable hereafter. Following the organization, the Board of Directors of Merger Sub shall approve this Agreement and the Corporate Merger, whereupon Merger Sub shall become a party to, and be bound by, this Agreement, and Buyer shall approve this Agreement in its capacity as the sole stockholder of Merger Sub.

         5.13 Conforming Entries.

                  (a) The Parties recognize that Buyer and Seller Bank may have adopted different loan, accrual and reserve policies (including loan classifications and levels of reserves for possible loan losses). Subject to applicable laws, from and after the date of this Agreement to the Effective Time, the Parties shall consult and cooperate with each other with respect to conforming the loan, accrual and reserve policies of Seller Bank to those policies of Buyer, as specified in each case in writing to Seller, based upon such consultation and subject to the conditions in Section 5.13(c) below.

                  (b) Subject to applicable laws and regulations, the Parties shall consult and cooperate with each other with respect to determining, as specified in a written notice from Buyer to Seller, based upon such consultation and subject to the conditions in Section 5.13(c) below, the amount and the timing for recognizing for financial accounting purposes Seller's expenses of the Transactions and the restructuring charges relating to or to be incurred in connection with the Transactions.

                  (c) Subject to applicable laws and  regulations,  Seller shall
(i) establish and take such reserves and accruals at such time as Buyer shall reasonably request to conform Seller Bank's loan, accrual and reserve policies to Buyer's policies, and (ii) establish and take such accruals, reserves and charges in order to implement such policies and to recognize for financial accounting purposes such expenses of the Transactions and restructuring charges related to or to be incurred in connection with the Transactions, in each case at such times as are reasonably requested by Buyer; provided, however, that on the date such reserves, accruals and charges are to be taken, Buyer shall certify to Seller that all conditions to Buyer's obligation to consummate the Corporate Merger set forth in Sections
6.1 and 6.3 hereof (other than the delivery of certificates, opinions and other instruments and documents to be delivered at the Closing or otherwise to be dated at the Effective Time, the delivery of which shall continue to be conditions to Buyer's obligation to consummate the Corporate Merger) have been satisfied or waived; and provided, further, that Seller shall not be required to take any such action that is not consistent with GAAP and regulatory accounting principles.

                  (d) No reserves, accruals or charges taken in accordance with this Section 5.13 may be a basis to assert a violation of a breach of a representation, warranty or covenant of Seller herein.

         5.14 Integration of Policies. During the period from the date hereof to the Effective Time, Seller shall cause its and Seller Bank's directors, officers and employees to, and shall make all reasonable efforts to cause Seller Bank's data processing service providers to, cooperate and assist Buyer in connection with an electronic and systematic conversion of all applicable data regarding Seller Bank to Buyer's system of electronic data processing. In furtherance of the foregoing, Seller shall cause Seller Bank to make reasonable arrangements during normal business hours to permit representatives of Buyer to train Seller Bank employees in Buyer's system of electronic data processing.

         5.15 Disclosure Supplements. From time to time prior to the Effective Time, each Party shall promptly supplement or amend any materials Previously Disclosed and delivered to the other Party pursuant hereto with respect to any matter hereafter arising which, if existing, occurring or known at the date of this Agreement, would have been required to be set forth or described in materials Previously Disclosed to the other Party or which is necessary to correct any information in such materials which has been rendered materially inaccurate thereby. No such supplement or amendment to such materials shall be deemed to have modified the representations, warranties and covenants of the parties for the purpose of determining whether the conditions set forth in
Article VI hereof have been satisfied.

         5.16 Failure to Fulfill Conditions. If a Party determines that a condition to its obligations to consummate the Transactions may not be fulfilled, it will promptly notify the other Party. Each Party will promptly inform the other Party of any facts applicable to it that would be likely to prevent or materially delay approval of any of the Transactions by any Governmental Entity or third party or which would otherwise prevent or materially delay completion of any of the Transactions.

         5.17 Environmental Reports. Unless Buyer provides Seller with a reduced list of real properties within ten days after the date of this Agreement, Seller shall provide to Buyer, as soon as reasonably practical, but not later than 30 days after the date hereof (or within ten days after the acquisition of lease of any real property acquired or leased after the date hereof), a report of a phase one environmental investigation on real property owned or leased by Seller or its Subsidiaries (but excluding space in office or retail and similar establishments leased by Seller or its subsidiaries for automatic teller machines or bank branch facilities or other office uses where the space leased comprises less than 20% of the total space leased to all tenants of such property). If required by the phase one investigation in Buyer's reasonable opinion, Seller shall provide to Buyer, within 60 days of the receipt by Seller of the request of Buyer therefor, a report of a phase two investigation on properties requiring such additional study. Buyer shall have seven business days from receipt of any phase one investigation report to request Seller to obtain a phase two investigation report with respect to such real property. Buyer shall have seven business days from the receipt of any such phase two investigation report to notify Seller of any dissatisfaction with the contents of such report. Should the cost of taking all remedial or other corrective actions and measures (i) required by applicable law or reasonably likely to be required by applicable law, or (ii) recommended or suggested by such report or reports or prudent in light of serious life, health or safety concerns, in the aggregate, exceed the sum of $500,000 as reasonably estimated by an environmental expert retained for such purpose by Buyer and reasonably acceptable to Seller, or if the cost of such actions and measures cannot be so reasonably estimated by such expert to be such amount or less with any reasonable degree of certainty, then Buyer shall have the right pursuant to
Section 7.1(h) hereof, for a period of ten business days following receipt of such estimate or indication that the cost of such actions and measures can not be so reasonably estimated, to terminate this Agreement, which shall be Buyer's sole remedy in such event. The costs of the phase one investigations, if any, shall be borne by Seller. The costs of the phase two investigations, if any, shall be borne by Buyer.

         5.18 Litigation Matters. Seller will consult with Buyer about any proposed settlement, or any disposition of, any litigation to which Seller or any of its Subsidiaries is a party.

         5.19 Liquidated Damages. Due to expenses, direct and indirect, incurred by Buyer in negotiating and executing this Agreement and in taking steps to effect the Transactions, the loss by it of other opportunities, and as material inducement for Buyer agreeing to enter into this Agreement, Seller shall pay to Buyer, agreed upon cash liquidated damages of three million dollars, within five business days after written demand for payment is made by Buyer, following the occurrence of any of the events set forth below:

                  (a) Buyer  terminates  this  Agreement  pursuant  to   Section
7.1(f);

                  (b) Seller  terminates  this  Agreement  pursuant  to  Section
7.1(g);

                  (c) either Party terminates this Agreement pursuant to Section 7.1(e) if prior thereto Seller's shareholders meeting has not been held to vote on the adoption of this Agreement; or

                  (d) the entering into a definitive agreement by Seller or Seller Bank relating to an Acquisition Proposal or the consummation of an Acquisition Proposal involving Seller or Seller Bank within 18 months after the termination of this Agreement if (i) an Acquisition Proposal occurs prior to the applicable event described in subpart (ii) hereof and (ii) either of the following occurs: (x) the termination of this Agreement by Buyer pursuant to
Section 7.1(b) or (y) the failure of the shareholders of Seller to adopt this Agreement at the Seller's shareholders meeting held to vote on this Agreement.

         If demand for payment of cash liquidated damages is made pursuant to this Section 5.19 and payment is timely made, then Buyer will have any other rights or claims against Seller under this Agreement, it being agreed that the acceptance of cash liquidated damages under this Section 5.19 will constitute the sole and exclusive remedy of Buyer against Seller.

         5.20 Sale of Loans by Seller Bank. At any time prior to the Closing, Seller and Seller Bank shall be permitted to sell, assign, convey, transfer or dispose of, in the ordinary course of business those Previously Disclosed loans (including Previously Disclosed approved loans which subsequently close) of Seller Bank's New Jersey Loan Production Office for a cash purchase price for each applicable loan equal to its unpaid principal balance plus accrued interest. To the extent that any such loans have not been sold at the Effective Time, then Lawrence Seidman shall have the right during the eighteen month period next following the Effective Time (but excluding any period during which he is a director of Buyer) to purchase any of such remaining loans for a cash purchase price for each applicable loan equal to its unpaid principal balance plus accrued interest.

                                   ARTICLE VI
                              CONDITIONS PRECEDENT

         6.1 Conditions Precedent - The Parties. The obligations of each Party to effect the Corporate Merger shall be subject to satisfaction of the following conditions at or prior to the Effective Time.

                       (a) The adoption of this Agreement by the requisite vote of the shareholders of Seller.

                       (b) All approvals and consents from any Governmental Entity the approval or consent of which is required for the completion of the Transactions shall have been received and all statutory waiting periods in respect thereof shall have expired; and the Parties shall have procured all other approvals, consents and waivers of each person (other than the Governmental Entities referred to above) whose approval, consent or waiver is necessary to the completion of the Transactions and the failure of which to obtain would have the effects set forth in the following proviso clause; provided, however, that no approval or consent referred to in this Section 6.1(b) shall be deemed to have been received if it shall include any condition or requirement that, in the aggregate, would so materially reduce the economic or business benefits of the Transactions to Buyer that had such condition or requirement been known, Buyer, in its reasonable judgment, would not have entered into this Agreement.

                        (c) None of Buyer, Seller or Seller Bank shall be subject to any statute, rule, regulation, injunction or other order or decree which shall have been enacted, entered, promulgated or enforced by any governmental or judicial authority which prohibits, restricts or makes illegal completion of the Transactions.

                        (d) No proceeding initiated by any Governmental Entity seeking an order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition preventing the completion any of the Transactions shall be pending.

         6.2 Conditions Precedent - Seller. The obligations of Seller to effect the Corporate Merger shall be subject to satisfaction of the following conditions at or prior to the Effective Time unless waived by Seller pursuant to
Section 7.4 hereof.

                       (a) The representations and warranties of Buyer set forth in Article IV hereof shall be true and correct in all material respects as of the date of this Agreement and such representations and warranties shall, subject to the MAE Qualification, be true and correct as of the Closing Date as though made anew on and as of the Closing Date, unless the representation and warranty specifically relates to an earlier date.

                      (b) Buyer shall have performed in all material respects all obligations and complied with all covenants required to be performed and complied with by it pursuant to this Agreement on or prior to the Effective Time.

                      (c) Buyer shall have delivered to Seller a certificate, dated the date of the Closing and signed by its President and Chief Executive Officer and by its Chief Financial Officer, to the effect that the conditions set forth in Sections 6.2(a) and 6.2(b) have been satisfied.

                     (d) Buyer shall have furnished Seller with such certificates of its officers or others and such other documents to evidence fulfillment of the conditions set forth in Sections 6.1 and 6.2 as such conditions relate to Buyer as Seller may reasonably request.

                     (e) Seller shall have received, as of the date of the Proxy Statement, or as of a date not more than five business days prior thereto, an updated written opinion of its financial advisor that the consideration to be received by the shareholders of Seller in the Corporate Merger is fair from a financial point of view.

         6.3 Conditions Precedent - Buyer. The obligations of Buyer to effect the Corporate Merger shall be subject to satisfaction of the following conditions at or prior to the Effective Time unless waived by Buyer pursuant to
Section 7.4 hereof.

                  (a) The  representations and warranties of Seller set forth in
Article III hereof shall be true and correct in all material respects as of the date of this Agreement and such representations and warranties shall, subject to the MAE Qualification, be true and correct as of the Closing Date as though made anew on and as of the Closing Date, unless the representation and warranty specifically relates to an earlier date.

                  (b) Seller shall have performed in all material respects all obligations and complied with all covenants required to be performed and complied with by it pursuant to this Agreement on or prior to the Effective Time.

                  (c) Seller shall have delivered to Buyer a certificate, dated the date of the Closing and signed by its President and Chief Executive Officer and by its Chief Financial Officer, to the effect that the conditions set forth in Sections 6.3(a) and 6.3(b) have been satisfied.

                  (d) Seller shall have furnished Buyer with such certificates of its officers or others and such other documents to evidence fulfillment of the conditions set forth in Sections 6.1 and 6.3 as such conditions relate to Seller as Buyer may reasonably request.

                  (e) No more than 10% of the outstanding shares of Seller Common Stock shall be Dissenting Shares.

                                   ARTICLE VII
                       TERMINATION, WAIVER AND AMENDMENT

         7.1 Termination. This Agreement may be terminated by a written instrument prior to the Effective Time:

                  (a) by the mutual consent of the Boards of Directors of the Parties;

                  (b) by the Board of Directors of the non-breaching Party if the other Party has breached in any material respect any of its covenants, agreements or representations and warranties, and such breach has not been cured within 30 days after written notice;

                  (c) by the Board of Directors of either Party, (i) if any Governmental Entity of competent jurisdiction shall have issued a final nonappealable order prohibiting the completion of the Transactions or (ii) if application for any necessary prior approval of a Governmental Entity is denied or withdrawn at the request or recommendation of the Governmental Entity, provided that such denial or request or recommendation for withdrawal is not due to the terminating Party's breach of any provision of this Agreement;

                  (d) by the Board of Directors of either Party if the shareholders of Seller fail to adopt this Agreement at Seller's shareholders meeting held to vote on this Agreement;

                  (e) by the Board of Directors of either Party if the Effective Time has not occurred by the close of business on June 30, 2002, provided that the terminating Party is not then in breach in any material respect of any of its covenants, agreements or representations and warranties herein;

                  (f) by the Board of Directors of Buyer if Seller's Board of Directors either (i) fails to recommend, or fails to continue its recommendation, that the shareholders of Seller vote in favor of the adoption of this Agreement, or (ii) modifies, withdraws or changes in any manner adverse to Buyer its recommendation that the shareholders of Seller vote in favor of the adoption of this Agreement, unless the shareholders of Seller adopt this Agreement;

                  (g) by the Board of Directors of Seller within ten business days after Seller has received a Superior Offer if either of the following shall have occurred: (i) Buyer does not timely tender Buyer's Proposal increasing the Merger Consideration to the New Merger Consideration or (ii) Buyer does timely tender Buyer's Proposal but the Board of Directors of Seller determines pursuant to Section 5.7(d) that the New Merger Consideration is not at least equal to the Superior Offer; or

                  (h) by the Board of Directors of Buyer to the extent permitted by Section 5.17.

         Any termination of this Agreement by Buyer pursuant to Section 7.1(f) shall be controlling over any termination by Seller pursuant to Section 7.1(d), in which case the termination by Seller pursuant to said Section 7.1(d) shall be disregarded.

         7.2 Effect of Termination. In the event that this Agreement is terminated pursuant to Section 7.1 hereof, this Agreement shall become void and have no effect, except that (A) the provisions relating to confidentiality set forth in Section 5.4(b), liquidated damages set forth in Section 5.19, expenses set forth in Section 8.1 and this Section 7.2, shall survive any such termination and (b) a termination pursuant to Section 7.1(b) shall not (except as provided in Section 5.19) relieve the breaching Party from any liability or damages arising out of its willful breach of any provision of this Agreement giving rise to such termination.

         7.3 Survival of Representations, Warranties and Covenants. All representations, warranties, agreements and covenants in this Agreement or in any instrument delivered pursuant hereto or thereto shall expire on, and be terminated and extinguished at, the Effective Time other than covenants that by their terms are to be performed after the Effective Time, provided that no such representations, warranties or covenants shall be deemed to be terminated or extinguished so as to deprive either Party (or any director, officer or controlling person of either Party) of any defense at law or in equity which otherwise would be available against the claims of any person, including any shareholder or former shareholder of either Party.

         7.4 Waiver. Each Party by written instrument approved by its Board of Directors and signed by an executive officer of such Party, may at any time (whether before or after adoption of this Agreement by the shareholders of Seller) extend the time for the performance of any of the obligations or other acts of the other Party hereto and may waive (a) any inaccuracies of the other Party in the representations or warranties contained in this Agreement or any document delivered pursuant hereto, (b) compliance with any of the covenants, undertakings or agreements of the other Party, (c) to the extent permitted by law, satisfaction of any of the conditions precedent to its obligations contained herein or (d) the performance by the other Party of any of its obligations set forth herein, provided that any such waiver granted, or any amendment or supplement pursuant to Section 7.5 hereof executed after shareholders of Seller have adopted this Agreement, shall not modify either the amount or form of the consideration to be provided hereby to the holders of Seller Common Stock upon completion of the Corporate Merger or otherwise materially adversely affect such shareholders without the approval of the shareholders who would be so affected.

         7.5 Amendment or Supplement. This Agreement may be amended or supplemented at any time by mutual agreement of the parties hereto, subject to the proviso to Section 7.4 hereof. Any such amendment or supplement must be in writing and authorized by or under the direction of the Board of Directors of each of the Parties.

         7.6 Specific Performance. Except as set forth at Section 5.19, the Parties acknowledge and agree that the Transactions contemplated herein are unique and that any remedy at law for breach is inadequate to compensate the aggrieved Party. Accordingly, each Party shall have the right to seek specific performance of this Agreement and the other Party's duties, obligations, covenants and agreements herein in order to cause the Transactions to be consummated. To this end, each Party, to the extent permitted by law, irrevocably waives any defense it might have based on the adequacy of a remedy at law which might be asserted as a bar to specific performance or any other equitable relief.

                                  ARTICLE VIII
                                 MISCELLANEOUS

         8.1 Expenses. Each Party shall bear and pay all costs and expenses incurred by it in connection with the Transactions, including fees and expenses of its own financial advisors, accountants and counsel.

         8.2 Entire Agreement. This Agreement contains the entire agreement among the Parties with respect to the Transactions and supersede all prior arrangements or understandings with respect thereto, written or oral, other than documents referred to herein. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the Parties and their respective successors. Nothing in this Agreement, expressed or implied, is intended to confer upon any person, other than the Parties, and their respective successors, any rights, remedies, obligations or liabilities other than as set forth in Sections 5.9, 5.11, and 5.20 hereof.

         8.3 No Assignment. No Party may assign any of its rights or obligations under this Agreement.

         8.4 Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally, telecopied (with confirmation) or sent by overnight mail service or by registered or certified mail (return receipt requested), postage prepaid, addressed as follows:

         If to Buyer:

                  Hudson River Bancorp, Inc.
                  One Hudson City Center
                  Hudson, New York 12534
                  Attn:  Carl A. Florio
                  Fax:   (518) 828-0082

         With a required copy to:

                  Silver, Freedman & Taff, L.L.P.
                  1100 New York Avenue, N.W.
                  Washington, DC 20005
                  Attn:    Robert L. Freedman, P.C. or
                           Barry P. Taff, P.C.
                  Fax:     (202) 682-0354

         If to Seller:

                  Ambanc Holding Co., Inc.
                  11 Division Street
                  Amsterdam, New York 12010
                  Attn:  John M. Lisicki
                  Fax:   (518) 843-7181

         With a required copy to:

                  Malizia Spidi & Fisch, PC
                  1100 New York Avenue, N.W.
                  Suite 340, West Tower
                  Washington, D.C. 20005
                  Attn:    John J. Spidi, Esq.
                  Fax:     (202) 434-4661

         8.5 Alternative Structure. Notwithstanding any provision of this Agreement to the contrary, Buyer may at any time modify the structure of the acquisition of Seller set forth herein, provided that (a) the consideration to be paid to the holders of Seller Common Stock is not thereby changed in kind or reduced in amount as a result of such modification and (b) such modification will not materially delay or jeopardize receipt of any required approvals of Governmental Entities or any other condition to the obligations of Buyer set forth in Sections 6.1 and 6.3 hereof.

         8.6 Interpretation. The captions contained in this Agreement are for reference purposes only and are not part of this Agreement.

         8.7 Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         8.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and entirely to be performed within such jurisdiction.

         8.9 Severability. Any term, provision, covenant or restriction contained in this Agreement held to be invalid, void or unenforceable, shall be ineffective to the extent of such invalidity, voidness or unenforceability, but neither the remaining terms, provisions, covenants or restrictions contained in this Agreement nor the validity or enforceability thereof in any other jurisdiction shall be affected or impaired thereby. Any term, provision, covenant or restriction contained in this Agreement that is so found to be so broad as to be unenforceable shall be interpreted to be as broad as is enforceable.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in counterparts by their duly authorized officers and attested by their officers thereunto duly authorized, all as of the day and year first above written.

                                   AMBANC HOLDING CO., INC.
Attest:



/s//Robert Kelly                   By:   /s/John M. Lisicki
--------------------------            ------------------------------------------
Secretary                                President


                                   HUDSON RIVER BANK & TRUST COMPANY

Attest:



/s/Holly E. Rapplayea              By:   /s/Carl A. Florio
--------------------------            ------------------------------------------
Secretary                                President


         To induce Ambanc Holding Co., Inc. to enter into the foregoing agreement, the undersigned does hereby agree to be bound by the terms of Section
5.9 of the foregoing agreement as such terms are applicable to it; and the undersigned certifies that it has taken all necessary corporate action to approve the execution and delivery of this undertaking by it and the performance thereof by it and that no other approvals or consents are required on its part relative thereto.

                                   HUDSON RIVER BANCORP, INC.



                                   By:   /s/Carl A. Florio
                                      ------------------------------------------
                                         President

                                   Date:   September 4, 2001
                                      ------------------------------------------

                                                                      APPENDIX B





September ___, 2001


Board of Directors
Ambanc Holding Co., Inc.
Mohawk Community Bank
11 Division Street
Amsterdam, NY 12010

Members of the Board:

         Ambanc Holding Co., Inc. ("Ambanc") has requested our written opinion, as an independent financial advisor to Ambanc and its wholly owned subsidiary Mohawk Community Bank ("Mohawk"), Amsterdam, New York as to the fairness, from a financial point of view to the common shareholders of Ambanc, of the merger consideration proposed in the Agreement and Plan of Merger dated September 4, 2001 (the "Agreement"), pursuant to which Ambanc will be acquired by Hudson River Bancorp, Inc. ("Hudson River"), Hudson, New York.

         Pursuant to the Agreement and discussions with management, 100% of the issued and outstanding shares of Ambanc common stock will be acquired for $21.50 in cash (the "Merger Consideration") by Hudson River. The Merger Consideration may be taxable to Ambanc shareholders.

         FinPro, Inc. ("FinPro") provides investment-banking services to the bank and thrift industry, including appraisals and valuations of bank and thrift institutions and their securities in connection with mergers, acquisitions, public offerings and other securities transactions. FinPro has knowledge of and experience with the New York bank and thrift market and financial institutions operating in that market. The Ambanc Board chose FinPro because of its expertise, experience and familiarity with the bank and thrift industries.

         In connection with its opinion, FinPro reviewed and considered, among other things:

                  (i)    the Agreement and the exhibits thereto;
                  (ii)   changes in the market for bank and thrift stocks;
                  (iii) the performance of Ambanc's and Hudson River's common stock;
                  (iv) trends and changes in the financial condition of Ambanc and Hudson River;
                  (v) the level of nonperforming loans and corresponding level of the loan loss allowance of Ambanc and Hudson River;
                  (vi) the most recent annual report to shareholders and annual report on Form 10-K of Ambanc and Hudson River;
                  (vii)  quarterly  reports  on Form 10-Q of Ambanc  and  Hudson
                         River;
                  (viii) the budget of Ambanc;

Ambanc Holding Company, Inc.
Page 2

                  (ix) KPMG's most recent audit letter to Hudson River;
                  (x) recent regulatory exam reports of Hudson River and its subsidiaries; and
                  (xi) the  minutes  of  meetings  of  the Board of Directors of
                       Hudson River for the past year.

         In rendering its opinion, FinPro did not independently verify the financial data provided by or on behalf of Ambanc and Hudson River, but instead relied upon and assumed the accuracy and completeness of the data provided.

         We have also had discussions with the management of Ambanc and Hudson River regarding their respective financial results and have analyzed the most current financial data available for Ambanc and Hudson River. We also considered such other information, financial studies, analyses and investigations, and economic and market criteria which we deemed relevant.

         We have considered certain financial data of Ambanc and have compared that data with similar data for other thrift institutions and their holding companies which have recently merged or been acquired. Furthermore, we have considered the financial terms of these business combinations involving said thrift institutions and their holding companies.

         In reaching our opinion, we took into consideration the financial benefits of the proposed transaction to Ambanc shareholders. Based on all factors that we deem relevant and assuming the accuracy and completeness of the information and data provided to us by Ambanc and Hudson River, it is our opinion as of this date, that the proposed Merger Consideration is fair and equitable to Ambanc shareholders from a financial point of view.

         Ambanc  retained  FinPro to act as independent  financial  advisor,  to render  general  advisory  services and also to  specifically  advise  Ambanc in connection with its merger and acquisition activities. Pursuant to its engagement, Ambanc will pay FinPro a transaction fee equal to 1.0 % of the aggregate deal value of the consideration to be paid by Hudson River in the Merger.

         Prior to being retained as Ambanc's financial advisor, FinPro has provided financial advisory and consulting services to Ambanc. The revenues derived from these services are insignificant when compared to the firm's total gross revenues.

                                     Respectfully Submitted,



                                     FinPro, Inc.
                                     Liberty Corner, New Jersey

                            DELAWARE CODE ANNOTATED
                             TITLE 8. CORPORATIONS
                       CHAPTER 1. GENERAL CORPORATION LAW
               SUBCHAPTER IX. MERGER, CONSOLIDATION OR CONVERSION
                                                                      APPENDIX C


Section 262. Appraisal rights.

         (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to Section 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

         (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to Section 251 (other than a merger effected pursuant to Section 251(g) of this title), Section 252, Section 254, Section 257, Section 258, Section 263 or Section 264 of this title:

         (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either
(i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of Section 251 of this title.

         (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to Sections 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

         a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

         b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

         c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

         d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

         (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under Section 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

         (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

         (d) Appraisal rights shall be perfected as follows:

         (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each
stockholder  of  each  constituent   corporation  who  has  complied  with  this
subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

         (2) If the merger or consolidation was approved pursuant to Section 228 or Section 253 of this title, each consitutent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constitutent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such

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

notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constitutent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constitutent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constitutent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

         (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

         (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing

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

the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

         (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

         (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

         (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

         (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

         (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

     (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation. (Last amended by Ch. 339, L. '98 eff. 7-1-98).

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